AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 15, 2006

Securities Act Registration No. 33-66080

Investment Company Act Registration No. 811-7874

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

POST-EFFECTIVE AMENDMENT NO. 25	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

AMENDMENT NO. 26	☒

JPMORGAN INSURANCE TRUST

(Exact Name of Registrant as Specified in Charter)

1111 Polaris Parkway

Columbus, Ohio 43271-0211

(Address of Principal Executive Offices)

1-800-480-4111

(Registrant’s Telephone Number)

Stephen M. Banham, Esquire

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Copies To:

Alan G. Priest, Esquire Ropes & Gray One Metro Center 700 12th Street, N.W., Suite 900 Washington, D.C. 20005-3948	Elizabeth A. Davin, Esquire JPMorgan Chase & Co. 1111 Polaris Parkway Columbus, Ohio 43271-0152

Approximate Date of Proposed Public Offering: Immediately upon effectiveness

It is proposed that this filing will become effective (check appropriate box)

☒	Immediately upon filing pursuant to paragraph (b)

☐	(date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2). This Post-Effective Amendment is being filed to include Prospectuses and a Statement of Additional Information relating to Class 2 shares of JPMorgan Insurance Trust (the “Trust”). Except as otherwise specifically indicated, the amendment does not delete or supercede any Prospectus or Statement of Additional Information in any prior post-effective amendment.

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS AUGUST 15, 2006

JPMorgan
 Insurance
Trust
 Class 2

JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Insurance Trust Small Cap Equity Portfolio

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Insurance Trust International Equity Portfolio	1
JPMorgan Insurance Trust Small Cap Equity Portfolio	6
The Portfolios’ Management and Administration	10
Shareholder Information	11
Pricing Portfolio Shares	11
Purchasing Portfolio Shares	11
Rule 12b-1 Fees	12
Voting and Meetings	13
Redeeming Portfolio Shares	13
Dividends	13
Questions	13
Tax Information	13
Availability of Proxy Voting Record	14
Portfolio Holdings Disclosure	14
Legal Proceedings	15
Financial Highlights	16
How To Reach Us	Back cover

These Portfolios are intended to be funding vehicles for variable annuity contracts and variable life insurance policies (collectively, variable insurance contracts) offered by the separate accounts of various insurance companies . Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (Eligible Plans). The investment objective and policies of the Portfolios may be similar to other funds managed or advised by JPMorgan Investment Management Inc. and its affiliates. However, the investment results of the Portfolios may be higher or lower than, and there is no guarantee that the investment results of the Portfolios will be comparable to, any other JPMorgan fund.

JPMorgan Insurance Trust
    International Equity Portfolio

The Portfolio’s Objective

The Portfolio seeks to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

The Portfolio’s Main Investment Strategy

Under normal circumstances, the Portfolio will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments, for risk management and to increase the Portfolio’s income or gain.

The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Portfolio invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser, JPMorgan Investment Management Inc. (JPMIM), to be of comparable quality. No more than 20% of the Portfolio’s Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Portfolio’s Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Under normal market conditions it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Portfolio may invest any amount of its assets in these instruments.

The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Portfolio may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Portfolio’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Portfolio is non- diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
Investors considering the Portfolio should understand that:
•	There is no assurance that the Portfolio will meet its investment objective.
•	The Portfolio does not represent a complete investment program.

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JPMorgan Insurance Trust
    International Equity Portfolio

CONTINUED

FREQUENCY OF TRADING
How frequently the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

Investment Process

In managing the Portfolio, JPMIM seeks to diversify the Portfolio’s investments by investing in issuers in at least three countries other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country. To the extent the Fund invests a substantial amount of its assets in one country, the Fund will be more susceptible to the risks associated with that country and its performance may at times be worse than the performance of other mutual funds that invest more broadly.

The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Portfolio’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Portfolio may also invest in companies or governments in emerging markets.

The adviser may adjust the Portfolio’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Portfolio may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

The Portfolio’s Main Investment Risks

All portfolios carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the Portfolio.

The Portfolio may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will fluctuate in response to movements in international markets. Portfolio performance will also depend on the effectiveness of the adviser’s research, as well as its stock picking and currency management decisions.

Because the Portfolio invests primarily in securities of issuers outside the United States, an investment in the Portfolio is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Portfolio’s investments may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. The Portfolio’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio’s yield on those securities would be decreased.

The Portfolio’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry

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the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Portfolio’s investments in emerging markets could lead to more volatility in the value of the Portfolio’s shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property. The Portfolio’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Portfolio’s yield on those securities would be decreased.

Because the Portfolio may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a portfolio which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody’s, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Portfolio invests in shares of another investment company, including close-end investment companies, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also similar expenses of the investment company and may incur trading costs. The price movement o f an investment company that is an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss.

The Portfolio’s mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the Portfolio’s mortgage-related securities to changes in interest rates, the performance of the Portfolio may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Portfolio, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Portfolio invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Portfolio invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Portfolio is investing for temporary defensive purposes, it could reduce the Portfolio’s potential returns.

The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because

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JPMorgan Insurance Trust
    International Equity Portfolio

CONTINUED

they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio’s original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Portfolio, and the cost of hedging may reduce the Portfolio’s returns. In addition, the Portfolio may use derivatives for non-hedging purposes which increases the Portfolio’s potential for loss.

Repurchase agreements involve some risk to the Portfolio if the other counterparty does not live up to its obligation under the agreement.

The Portfolio may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Since the Portfolio is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Portfolio’s shares being more sensitive to economic results among those issuing the securities.

The Portfolio’s Performance

The Portfolio will commence operations on or after August 15 , 2006, and therefore has no reportable performance history. Once the Portfolio has performed for at least one calendar year, a bar chart and a performance table will be included in the Prospectus to show the performance of the Portfolio. Although past performance of the Portfolio is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Portfolio.

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Estimated Investor Expenses for Class 2 Shares

The estimated expenses of Class 2 shares before and after reimbursements are shown below. The table below does not reflect expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these expenses were reflected, the total expenses would be higher.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS 2 ASSETS)
Investment Advisory Fees	0.60
Distribution (Rule 12b-1) Fees	0.25
Other Expenses[1]	0.52
Total Annual Operating Expenses	1.37
Fee Waivers and Expense Reimbursements[2]	(0.09)
Net Expenses[2]	1.28

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	JPMIM and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual portfolio operating expenses (excluding dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.28% for the period through August 15 , 2007.

Example

The example below is intended to help you compare the cost of investing in Class 2 shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 8/ 15 /07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class 2 shares and your actual costs may be higher or lower.

	1 YEAR	3 YEARS
YOUR COST ($) (with or without redemption)	130	425

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or Eligible Plans through which investors can invest in the Portfolio. If these expenses were reflected, your cost would be higher. Investors should refer to the applicable variable insurance contract prospectus or Eligible Plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

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JPMorgan Insurance Trust
    Small Cap Equity Portfolio

The Portfolio’s Objective

The Portfolio seeks capital growth over the long term.

The Portfolio’s Main Investment Strategy

Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase.. Market capitalization is the total market value of a company’s shares.

Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The Portfolio may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments, for risk management and to increase the Portfolio’s income or gain.

The Portfolio’s investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Portfolio may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Portfolio may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Portfolio’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Portfolio is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
Investors considering the Portfolio should understand that:
•	There is no assurance that the Portfolio will meet its investment objective.
•	The Portfolio does not represent a complete investment program.

FREQUENCY OF TRADING
How frequently the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

Investment Process

In managing the Portfolio, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser’s research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an

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investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company’s fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

The Portfolio’s Main Investment Risks

All portfolios carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the Portfolio.

The Portfolio may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will be influenced by conditions in stock markets as well as the performance of the companies selected for the Portfolio’s portfolio.

Because the Assets in this Portfolio are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT’s underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Portfolio’s mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Portfolio’s mortgage-related securities to changes in interest rates, the performance of the Portfolio may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Portfolio, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Portfolio invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have

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JPMorgan Insurance Trust
    Small Cap Equity Portfolio

CONTINUED

the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Portfolio if the other party does not meet its obligation under the agreement.

If the Portfolio invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Portfolio is investing for temporary defensive purposes, it could reduce the Portfolio’s potential returns.

The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio’s original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Portfolio, and the cost of hedging may reduce the Portfolio’s returns. In addition, the Portfolio may use derivatives for non-hedging purposes which increases the Portfolio’s potential for loss.

Since the Portfolio is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Portfolio’s shares being more sensitive to economic results among those issuing the securities.

The Portfolio’s Performance

The Portfolio will commence operations on or after August 15 , 2006, and therefore has no reportable performance history. Once the Portfolio has performed for at least one calendar year, a bar chart and a performance table will be included in the Prospectus to show the performance of the Portfolio. Although past performance of a Portfolio is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Portfolio.

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Estimated Investor Expenses for Class 2 Shares

The estimated expenses of Class 2 shares before and after reimbursements are shown below. The table below does not reflect expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these expenses were reflected, the total expenses would be higher..

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS 2 ASSETS)
Investment Advisory Fees	0.65
Distribution (Rule 12b-1) Fees	0.25
Other Expenses[1]	0.44
Total Annual Operating Expenses	1.34
Fee Waivers and Expense Reimbursements[2]	(0.06)
Net Expenses[2]	1.28

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	JPMIM and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual portfolio operating expenses (excluding dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.28% for the period through August 15 , 2007.

Example

The example below is intended to help you compare the cost of investing in Class 2 shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 8/ 15 /07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class 2 shares and your actual costs may be higher or lower.

	1 YEAR	3 YEARS
YOUR COST ($) (with or without redemption)	130	419

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or Eligible Plans through which investors can invest in the Portfolio. If these expenses were reflected, your cost would be higher. Investors should refer to the applicable variable insurance contract prospectus or Eligible Plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

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The Portfolio’s Management and Administration

The Portfolios are series of JPMorgan Insurance Trust, a Massachusetts business trust (Trust). The Trustees of the Trust are responsible for overseeing all business activities of the Portfolios.

The Portfolios’ Investment Adviser

JPMIM is the investment adviser to the Portfolios and makes the day-to-day investment decisions for the Portfolios. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

Advisory Fees

JPMIM is paid a fee based on an annual percentage of the average daily net assets of each Portfolio. The Portfolios will pay advisory fees at the following rates:

PORTFOLIO	ANNUAL RATE AS PERCENTAGE OF AVERAGE DAILY NET ASSETS
International Equity Portfolio	0.60
Small Cap Equity Portfolio	0.65

A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Portfolios will be available in the annual report for the first fiscal year ended December 31.

The Portfolio Managers

International Equity Portfolio.  The Portfolio management team is led by James Fisher, a Managing Director of JPMIM and Thomas Murray, Vice President of JPMIM. Mr. Fisher is a portfolio manager in the Global Portfolios Group, based in London, and is responsible for EAFE Plus Funds. He has worked for JPMIM or one of its affiliates since 1985 and has held numerous investment roles. Mr. Murray is a global sector specialist in the Global Portfolios Group, based in London, and the global sector specialist for energy. He has worked for JPMIM or one of its affiliates since 1996.

Small Cap Equity Portfolio.  The Portfolio management team is led by Glenn Gawronski, Vice President of JPMIM, and Christopher Mark Vyvyan Jones, a Managing Director of JPMIM. Mr. Gawronski has been an employee of JPMIM or one of its affiliates since 1999. Mr. Jones is head of the small company team and has worked as a portfolio manager with JPMIM or one of its affiliates since 1982.

The Portfolios’ Administrator

JPMorgan Funds Management, Inc. (JPMFM or the Administrator) (1111 Polaris Parkway, Columbus, Ohio 43271-1235) provides administrative services and oversees the Portfolios’ other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Portfolio for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

The Portfolio’s Distributor

JPMorgan Distribution Services, Inc. (the Distributor or JPMDS) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) is the distributor for the Portfolios. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries — Revenue Sharing

JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the Portfolios. For the Portfolios, Financial Intermediaries include insurance companies and their affiliated broker-dealers, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with JPMDS. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services to variable insurance contract owners or Eligible Plan participants or marketing support.

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Shareholder Information

PRICING PORTFOLIO SHARES

How are Portfolio Shares Priced?

Shares are purchased and redeemed at the next calculated net asset value (NAV) per share. NAV per share for each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 P.M. Eastern Time (ET)), on each day the Portfolios are open for business. On occasion, the NYSE will close before 4 P.M. ET. When that happens, the NAV will be calculated as of the time the NYSE closes. NAV per share is calculated by dividing the total market value of a Portfolio’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Portfolio’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Portfolio’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolios’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. Shareholders who purchase and redeem shares when NAV has been determined using fair valuation procedures may receive more or less shares or redemption proceeds than they otherwise would have received if securities were not valued using the Trust’s fair valuation procedures. In addition, the Portfolios have implemented fair value pricing on a daily basis for equity securities , except for North American, Central American, South American and Caribbean equity securities, held by the Portfolios. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance which valuation procedures adopted by the Portfolios’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate. Because of the use of fair value pricing on a daily basis for non-U.S. and non-Canadian equity securities, the NAV of Portfolios that invest significantly in such securities would be expected to be most affected by fair valuation although the NAV of other Portfolios may also be affected from time to time. The Board of Trustees receives regular reporting concerning the operation of the fair value procedures.

When can Portfolio Shares be Purchased?

Purchases may be made on any business day for the Portfolios. This includes any day that the Portfolios are open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PURCHASING PORTFOLIO SHARES

Who can Purchase Shares of the Portfolios?

Shares of the Portfolios are sold to separate accounts of insurance companies investing on instructions of contract owners of variable insurance contracts. You and other purchasers of variable insurance contracts will not own shares of the Portfolios directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable insurance contracts. Shares are also available to Eligible Plans for the benefit of their participants. All investments in the Portfolios are credited to the shareholder’s account in the form of full or fractional shares of the designated Portfolios. Purchases are processed on any day on which the Portfolios are open for business. If such purchase orders are received byan insurance company from its variable insurance contract holders or by an Eligible Plan from its participants before thePortfolio’s cut-off time, the order will be effective at the NAV per share calculated that day, provided that the order andfederal funds are received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and federal funds.

The Portfolios do not issue share certificates. The interests of different separate accounts are not always the same and material, irreconcilable conflicts may arise. The Board of Trustees will monitor

JPMORGAN INSURANCE TRUST

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Shareholder Information

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events for such conflicts and, should they arise, will determine what action, if any, should be taken.

Federal law requires a Portfolio to obtain, verify and record an accountholder’s name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio or its transfer agent, to attempt to verify the accountholder’s identity. The Portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the accountholder’s identity. If the Portfolio is unable to verify the accountholder’s identity after an account is established, the Portfolio may be required to involuntarily redeem the accountholder’s shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.

Abusive Trading.

The Portfolios do not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term variable insurance contract owners or participants in Eligible Plans, disrupt portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any Portfolio, these risks may be higher for Portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Portfolio calculates its net asset value.

The Portfolios’ Board of Trustees has adopted policies and procedures with respect to market timing. Market timers may disrupt portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to each Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or by an Eligible Plan, each Portfolio is not able to identify market timing transactions by individual variable insurance contract owners or Eligible Plan participants. Short of rejecting all transactions made by a separate account or Eligible Plan, the Portfolio lacks the ability to reject transactions by individual contract owners or Eligible Plan participants. A Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; those restrictions will vary from variable insurance contract to variable insurance contract. Similarly, with respect to Eligible Plans, the Portfolios are often dependent upon a Plan’s Financial Intermediaries who utilize their own policies and procedures to identify market timers. The Portfolios have attempted to put safeguards in place to assure that Financial Intermediaries, including insurance companies, have implemented procedures designed to deter market timing and abusive trading. Each Portfolio will also seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company or Eligible Plan to determine whether or not market timing or abusive trading is involved. The Portfolios or the Distributor will prohibit any purchase orders with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolios that indicates market timing or trading they determine is abusive to the extent possible. The Portfolios will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts or Eligible Plans , and there can be no assurances that the Portfolios will be able to effectively identify and eliminate market timing and abusive trading in the Portfolios. Variable insurance contract owners should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

RULE 12b-1 Fees

Each Portfolio described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of the Class 2 shares of the Portfolios.

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PROSPECTUS AUGUST 15

2006

These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Portfolios to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Portfolio shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to financial intermediaries, including participating insurance companies or their affiliates that have agreements with the Distributor to sell shares of the Portfolios. The Distributor may pay Rule 12b-1 fees to its affiliates.

Each Portfolio pays annual distribution fees of up to 0.25% of the average daily net assets attributable to Class 2 shares.

Because Rule 12b-1 fees are paid out of Portfolio assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

VOTING AND MEETINGS

How are Shares of the Portfolio Voted?

If required by the Securities and Exchange Commission (SEC), the insurance company that issued your variable insurance contract will solicit voting instructions from you and other purchasers of variable insurance contracts with respect to any matters that are presented to a vote of shareholders. To the extent your insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter. Each Portfolio or class votes separately on matters relating solely to that Portfolio or class or which affect that Portfolio or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. Shareholders shall be entitled to one vote for each share held.

When are Shareholder Meetings Held?

The Trust does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio’s fundamental investment objective, or approve an investment advisory contract.

REDEEMING PORTFOLIO SHARES

Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable insurance contracts or for other reasons described in the separate account literature that you received when you purchased your variable insurance contract. Eligible Plans may also redeem shares at any time. Redemptions are processed on any day on which the Portfolios are open for business. If such redemption orders arereceived by an insurance company from its variable insurance contract holders or by an Eligible Plan from its participantsbefore the Portfolio’s cut-off time, the order will be effective at the NAV per share calculated that day, provided that theorder is received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders.

DIVIDENDS

•	All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in Portfolio shares unless an election is made on behalf of a separate account to receive some or all of the dividends in cash.

•	Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

QUESTIONS

•	Any questions regarding the Portfolios should be directed to JPMorgan Insurance Trust, 1111 Polaris Parkway, Columbus, Ohio 43271-1235, 1-800-480-4111. All questions regarding variable insurance contracts should be directed to the address or telephone number indicated in the prospectus or other literature that you received when you purchased your variable insurance contract.

TAX INFORMATION

Each Portfolio intends to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts. Each Portfolio will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such Portfolios unless an

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Shareholder Information

CONTINUED

election is made on behalf of a separate account to receive some or all of the distribution in cash.

Tax Consequences to Variable Insurance
Contract Owners

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59-1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the contract owners.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of Portfolio shares. Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolios. For a further discussion of the tax consequences of variable annuity and variable life contracts, please refer to the prospectuses or other documents that you received when you purchased your variable annuity or variable life product.

Tax Consequences to Eligible Plan Participants

Generally, Eligible Plan participants are not taxed currently on distributions of net investment income and capital gains to such plans. Contributions to these plans may be tax deductible, although distributions from these plans are generally taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolio.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Portfolios to JPMIM. A copy of each Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31 of each year. Each Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Portfolio will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. No later than 60 days after the end of each fiscal quarter, each Portfolio will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolios will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

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Legal Proceedings

None of the actions described below allege that any unlawful activity took place with respect to the Portfolios whose shares are offered in this prospectus.

On June 29, 2004, JPMorgan Investment Advisors Inc. formerly known as Banc One Investment Advisors Corporation (BOIA), an adviser to the Trust, entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds (now known as JPMorgan Trust II), in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of JPMorgan Funds, certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including the Distributor. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and the NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of JPMorgan Funds, removal of the One Group Mutual Funds’ investment adviser (e.g., BOIA) and distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys’ fees. In February 2004, these cases were transferred to the United States District Court for the District of Maryland for consolidated or coordinated pretrial case management. On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds would be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants would be dismissed. On March 1, 2006, the district court entered an order implementing these rulings, in which it dismissed certain claims against BOIA and its affiliates, all claims against One Group Mutual Funds, and all claims but one against the trustees and former trustees. On June 14 , 2006, the district court dismissed the remaining claim against the trustees and former trustees as well.

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Financial Highlights

Financial Highlights tables are intended to help you understand the Portfolios’ performance for the last five years or periods of the Portfolios’ operations, whichever is shorter. Because the Portfolios had not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

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HOW TO REACH US

MORE INFORMATION

For more information on the Portfolios, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Portfolios’ investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Portfolio’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Portfolios and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You can also find information online in the variable insurance portfolio section of www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Portfolios, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
100 F Street, N.E..
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Portfolios are also available on the SEC’s website at http://www.sec.gov.

VARIABLE INSURANCE CONTRACTS

This prospectus is used with variable insurance contracts. All questions regarding variable insurance contracts should be directed to the address or phone numbers in the prospectus or other materials that you received when you purchased your contract.

The Investment Company Act File No. is 811-7874.

©JPMorgan Chase & Co. All Rights Reserved. August 2006.

PR-JPMIT2B-806

PROSPECTUS AUGUST 15, 2006

JPMorgan

Insurance

Trust

Class 2

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Large Cap Growth Portfolio

JPMorgan Insurance Trust Diversified Equity Portfolio

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

JPMorgan Insurance Trust Large Cap Value Portfolio

The Securities and Exchange Commission has not

approved or disapproved the shares of any of the

Portfolios as an investment or determined whether this

prospectus is accurate or complete. Anyone who tells

you otherwise is committing a crime.

Table of

More About the Portfolios
Principal Investment Strategies	20
Investment Risks	23
Portfolio Quality	25
Temporary Defensive Positions	26
Portfolio Turnover	26

Management of JPMorgan Insurance Trust
The Adviser	32
The Administrator	32
The Distributor	32
Advisory Fees	33
Additional Compensation to Financial Intermediaries — Revenue Sharing	33
The Portfolio Managers	33

Legal Proceedings	36
Financial Highlights	37
Appendix A: Investment Practices	38

These Portfolios are intended to be funding vehicles for variable annuity contracts and variable life insurance policies (collectively, variable insurance contracts) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (Eligible Plans).

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Insurance Trust

Core Bond Portfolio

What is the goal of the Portfolio?

The Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Portfolio's main investment strategies?

The Portfolio invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which JPMorgan Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. JPMorgan Investment Advisors analyzes four major factors in managing and constructing the Portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the investment. For more information about the Core Bond Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a U.S. corporation, a foreign corporation, a municipality, a foreign government or its agencies and instrumentalities, and domestic and supranational banks. Bonds may include mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities, and zero coupon obligations.

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

1

Core Bond Portfolio

MAIN RISKS

Interest Rate Risk. The Portfolio mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Portfolio’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Portfolio’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Portfolio. Such default could result in losses to the Portfolio. In addition, the credit quality of securities held by the Portfolio may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Portfolio. Lower credit quality also may affect a security’s liquidity and make it difficult for the Portfolio to sell the security.

Government Securities Risk. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Portfolio invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities held by the Portfolio may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio also may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Portfolio may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Core Bond Portfolio

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The chart and table reflect that the Portfolio became the accounting successor to the financial history of the Pegasus Variable Bond Fund on March 31, 1999. The returns in the bar chart and table below do not reflect charges of variable insurance contracts or Eligible Plans. If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the Portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1

The Portfolio’s Class 1 shares year-to-date total return through 6/30/06 was -0.66%.

1	As of the date of this prospectus, the Portfolio’s Class 2 shares had not commenced operations. The performance shown is that of the Portfolio’s Class 1 shares (which are not offered in this prospectus but which would have substantially similar annual returns because the shares are invested in the same portfolio of securities as Class 2 shares) and has not been adjusted to reflect the differences in fees and other expenses between the classes. The returns for Class 2 shares would have been lower than shown because Class 2 shares will have higher expenses than Class 1 shares.

Best Quarter:    5.08%    3Q2001            Worst Quarter:    -2.30%    2Q2004

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance, as well as a supplemental index. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20051

	1 YEAR	5 YEARS	LIFE OF FUND (SINCE 5/1/97)
Core Bond Portfolio Class 1 shares	2.39%	5.80%	6.49%
Lehman Brothers Aggregate Bond Index[2]	2.43%	5.87%	6.59%
Lipper Intermediate U.S. Government Index[3]	1.85%	4.85%	5.70%

[1]	As of the date of this prospectus, the Portfolio’s Class 2 shares had not commenced operations. The performance shown is that of the Portfolio’s Class 1 shares and has not been adjusted to reflect the differences in fees and other expenses between the classes. The returns for Class 2 shares would have been lower than shown because Class 2 shares will have higher expenses than Class 1 shares.
[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.
[3]	The Lipper Intermediate U.S. Government Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to expenses charged by the Portfolio.

3

Core Bond Portfolio

Estimated Fees and Expenses

This table describes the estimated fees and expenses of Class 2 shares. The table does not include sales charges and other expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable insurance contract or Eligible Plan documents.

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES	CLASS 2 SHARES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees[1]	0.40%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses[2]	0.15%
Total Annual Portfolio Operating Expenses[3]	0.80%
[1]	“Investment Advisory Fees” reflect new contractual fees implemented as of May 1, 2006.
[2]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[3]	JPMorgan Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual portfolio operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 0.85% for the period through August 15, 2007.

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these charges were included, the expenses listed would be higher. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and reflects what you would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year	$82
3 Years	255
5 Years	444
10 Years	990

4

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Insurance Trust

Large Cap Growth Portfolio

What is the goal of the Portfolio?

The Portfolio seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

What are the Portfolio's main investment strategies?

The Portfolio invests mainly in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the Portfolio invests in companies with a history of above-average growth or companies expected to enter periods of above- average growth. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-sales and price-to-cash flows as compared to their peers and their expected and historic growth rates. Stocks are sold based upon price considerations or when deteriorating fundamentals are expected to be long-term in nature. For more information about the Large Cap Growth Portfolio‘s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities are also subject to “stock market risk” meaning that stock prices in general (or in particular, the types of stocks in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by JPMorgan Investment Advisors regardless of movements in the securities markets.

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

5

Large Cap Growth Portfolio

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The returns in the bar chart and table below do not reflect charges of variable insurance contracts or Eligible Plans. If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the Portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1

The Portfolio’s Class 1 shares year-to-date total return through 6/30/06 was -0.86%.

[1]	As of the date of this prospectus, the Portfolio’s Class 2 shares had not commenced operations. The performance shown is that of the Portfolio’s Class 1 shares (which are not offered in this prospectus but which would have substantially similar annual returns because the shares are invested in the same portfolio of securities as Class 2 shares) and has not been adjusted to reflect the differences in fees and other expenses between the classes. The returns for Class 2 shares would have been lower than shown because Class 2 shares will have higher expenses than Class 1 shares.

Best Quarter:    23.95%    4Q1998            Worst Quarter:    -19.62%    3Q2001

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20051

	1 YEAR	5 YEARS	10 YEARS
Large Cap Growth Portfolio Class 1 shares	5.05%	-3.94%	5.88%
Russell 1000 Growth Index[2]	5.26%	-3.58%	6.73%

[1]	As of the date of this prospectus, the Portfolio’s Class 2 shares had not commenced operations. The performance shown is that of the Portfolio’s Class 1 shares and has not been adjusted to reflect the differences in fees and other expenses between the classes. The returns for Class 2 shares would have been lower than shown because Class 2 shares will have higher expenses than Class 1 shares.
[2]	The Russell 1000 Growth Index is an unmanaged index representing the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

6

Large Cap Growth Portfolio

Estimated Fees and Expenses

This table describes the estimated fees and expenses of Class 2 shares. The table does not include sales charges and other expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable insurance contract or Eligible Plan documents.

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES	CLASS 2 SHARES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees	0.65%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses[1]	0.16%
Total Annual Portfolio Operating Expenses[2]	1.06%
[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]	JPMorgan Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual portfolio operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.15% for the period through August 15, 2007.

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these charges were included, the expenses listed would be higher. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and reflects what you would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year	$108
3 Years	337
5 Years	585
10 Years	1,294

7

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Insurance Trust

Diversified Equity Portfolio

What is the goal of the Portfolio?

The Portfolio seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

What are the Portfolio's main investment strategies?

The Portfolio invests mainly in common stocks of companies that have good fundamental indicators and reasonable valuations with the potential for continued earnings growth over time. The Portfolio uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies as well as blended companies which have both value and growth characteristics. Although the Portfolio may invest in securities across different capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular capitalization category when JPMorgan Investment Advisors believes such companies offer attractive opportunities. For more information about the Diversified Equity Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities are also subject to “stock market risk” meaning that stock prices in general (or in particular, the types of stocks in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

8

`

Diversified Equity Portfolio

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The chart and table reflect that the Portfolio became the accounting successor to the financial history of the Pegasus Variable Growth and Value Fund on March 31, 1999. The returns in the bar chart and table below do not reflect charges of variable insurance contracts or Eligible Plans. If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the Portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1

The Portfolio Class 1 shares year-to-date total return through 6/30/06 was 1.89%.

[1]	As of the date of this prospectus, the Portfolio’s Class 2 shares had not commenced operations. The performance shown is that of the Portfolio Class 1 shares (which are not offered in this prospectus but which would have substantially similar annual returns because the shares are invested in the same portfolio of securities as Class 2 shares) and has not been adjusted to reflect the differences in fees and other expenses between the classes. The returns for Class 2 shares would have been lower than shown because Class 2 shares will have higher expenses than Class 1 shares.

Best Quarter:    16.73%    2Q2003            Worst Quarter:    -17.22%    3Q2002

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20051

	1 YEAR	5 YEARS	10 YEARS
Diversified Equity Portfolio Class 1 shares	2.33%	-1.23%	5.27%
S&P SuperComposite 1500 Index[2]	5.66%	1.49%	9.49%

[1]	As of the date of this prospectus, the Portfolio’s Class 2 shares had not commenced operations. The performance shown is that of the Portfolio’s Class 1 shares and has not been adjusted to reflect the differences in fees and other expenses between the classes. The returns for Class 2 shares would have been lower than shown because Class 2 shares will have higher expenses than Class 1 shares.
[2]	The S&P SuperComposite 1500 Index is an unmanaged index consisting of those stocks making up the S&P 500, S&P MidCap 400 and S&P SmallCap 600 Indices representing approximately 87% of the total U.S. equity market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

9

Diversified Equity Portfolio

Estimated Fees and Expenses

This table describes the estimated fees and expenses of Class 2 shares. The table does not include sales charges and other expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable insurance contract or Eligible Plan documents.

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES	CLASS 2 SHARES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees[1]	0.55%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses[2]	0.17%
Total Annual Portfolio Operating Expenses[3]	0.97%
1	“Investment Advisory Fees” reflect new contractual fees implemented as of May 1, 2006.
[2]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[3]	JPMorgan Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual portfolio operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.05% for the period through August 15, 2007.

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these charges were included, the expenses listed would be higher. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and reflects what you would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year	$99
3 Years	309
5 Years	536
10 Years	1,190

10

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Insurance Trust

Diversified Mid Cap

Growth Portfolio

What is the goal of the Portfolio?

The Portfolio seeks growth of capital and, secondarily, current income by investing primarily in equity securities.

What are the Portfolio's main investment strategies?

The Portfolio invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Portfolio typically invests in mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Growth Index at the time of investment. Typically, the Portfolio acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Dividend return is not a primary factor in security selections. The Portfolio also invests in smaller companies in emerging growth industries. For more information about the Diversified Mid Cap Growth Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities are also subject to “stock market risk” meaning that stock prices in general (or in particular, the types of stocks in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by JPMorgan Investment Advisors regardless of movements in the securities markets.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

11

Diversified Mid Cap Growth Portfolio

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The returns in the bar chart and table below do not reflect charges of variable insurance contracts or Eligible Plans. If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the Portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1

The Portfolio’s Class 1 shares year-to-date total return through 6/30/06 was 4.53%.

[1]	As of the date of this prospectus, the Portfolio’s Class 2 shares had not commenced operations. The performance shown is that of the Portfolio’s Class 1 shares (which are not offered in this prospectus but which would have substantially similar annual returns because the shares are invested in the same portfolio of securities as Class 2 shares) and has not been adjusted to reflect the differences in fees and other expenses between the classes. The returns for Class 2 shares would have been lower than shown because Class 2 shares will have higher expenses than Class 1 shares.

Best Quarter:    40.10%    4Q1998            Worst Quarter:    -20.94%    3Q2001

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Portfolio's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20051

	1 YEAR	5 YEARS	10 YEARS
Diversified Mid Cap Growth Portfolio Class 1 shares	11.09%	2.57%	12.12%
Russell Mid Cap Growth Index[2]	12.10%	1.38%	9.27%

[1]	As of the date of this prospectus, the Portfolio’s Class 2 shares had not commenced operations. The performance shown is that of the Portfolio’s Class 1 shares and has not been adjusted to reflect the differences in fees and other expenses between the classes. The returns for Class 2 shares would have been lower than shown because Class 2 shares will have higher expenses than Class 1 shares.
[2]	The Russell Mid Cap Growth Index is an unmanaged index generally representative of the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

12

Diversified Mid Cap Growth Portfolio

Estimated Fees and Expenses

This table describes the estimated fees and expenses of Class 2 shares. The table does not include sales charges and other expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable insurance contract or Eligible Plan documents.

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES	CLASS 2 SHARES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees	0.65%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses[1]	0.19%
Total Annual Portfolio Operating Expenses[2]	1.09%
[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]	JPMorgan Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual portfolio operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.15% for the period through August 15, 2007.

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these charges were included, the expenses listed would be higher. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and reflects what you would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year	$111
3 Years	347
5 Years	601
10 Years	1,329

13

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

What is the goal of the Portfolio?

The Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

What are the Portfolio's main investment strategies?

The Portfolio invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Index at the time of investment. The Portfolio looks for companies of this size with strong potential, attractive valuation, growing market share and a sustainable competitive advantage. In choosing mid-cap securities, the Portfolio invests in both value- and growth-oriented companies. For more information about the Intrepid Mid Cap Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or the types of stocks in which the Portfolio invests in particular) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.

Not FDIC insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

14

Intrepid Mid Cap Portfolio

How has the Portfolio performed?

By showing the variability of the Portfolio’s performance from year to year, the chart and table below help show the risk of investing in the Portfolio. The chart and table reflect that the Portfolio became the accounting successor to the financial history of the Pegasus Variable Mid-Cap Opportunity Fund on March 31, 1999. The returns in the bar chart and table below do not reflect charges of variable insurance contracts or Eligible Plans. If these charges were included, the returns would be lower than shown. Please remember that the past performance of the Portfolio is not necessarily an indication of how the Portfolio will perform in the future.

The Bar Chart shows changes in the Portfolio's performance from year to year. Total returns assume reinvestment of dividends and distributions.

Bar Chart (per calendar year)1

The Portfolio’s Class 1 shares year-to-date total return through 6/30/06 was 6.33%.

[1]	As of the date of this prospectus, the Portfolio’s Class 2 shares had not commenced operations. The performance shown is that of the Portfolio’s Class 1 shares (which are not offered in this prospectus but which would have substantially similar annual returns because the shares are invested in the same portfolio of securities as Class 2 shares) and has not been adjusted to reflect the differences in fees and other expenses between the classes. The returns for Class 2 shares would have been lower than shown because Class 2 shares will have higher expenses than Class 1 shares.

Best Quarter:    22.38%    4Q1998            Worst Quarter:    -20.04%    3Q1998

The Average Annual Total Return Table shows how the Portfolio's average annual returns for the periods indicated compare to a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20051

	1 YEAR	5 YEARS	10 YEARS
Intrepid Mid Cap Portfolio Class 1 shares	17.10%	6.63%	11.65%
Russell Mid Cap Index[2]	12.65%	8.45%	12.49%

[1]	As of the date of this prospectus, the Portfolio’s Class 2 shares had not commenced operations. The performance shown is that of the Portfolio’s Class 1 shares and has not been adjusted to reflect the differences in fees and other expenses between the classes. The returns for Class 2 shares would have been lower than shown because Class 2 shares will have higher expenses than Class 1 shares.
[2]	The Russell Mid Cap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which companies represent approximately 25% of the total market capitalization of the Russell 1000 Index.

15

Intrepid Mid Cap Portfolio

Estimated Fees and Expenses

This table describes the estimated fees and expenses of Class 2 shares. The table does not include sales charges and other expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable insurance contract.

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES	CLASS 2 SHARES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees[1]	0.65%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses[2]	0.20%
Total Annual Portfolio Operating Expenses[3]	1.10%
[1]	“Investment Advisory Fees” reflect new contractual fees implemented as of May 1, 2006.
[2]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[3]	JPMorgan Investment Advisors and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual portfolio operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.15% for the period through August 15, 2007.

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these charges were included, the expenses listed would be higher. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and reflects what you would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Actual costs may be higher or lower than those shown.

1 Year	$112
3 Years	350
5 Years	606
10 Years	1,340

16

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

JPMorgan Insurance Trust

Large Cap Value Portfolio

What is the goal of the Portfolio?

The Portfolio seeks to provide long-term capital appreciation.

What are the Portfolio's main investment strategies?

The Portfolio invests mainly in equity securities of large companies with market capitalizations in excess of $4 billion at the time of investment. In reviewing investment opportunities, J.P. Morgan Investment Management Inc. (JPMIM) uses a value-oriented approach. Companies are mainly selected based upon such valuation characteristics as price-to-earnings, price-to-book, and price-to-cash flow ratios which are at a discount to market averages. JPMIM also evaluates companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and the company’s business model. The Portfolio also may invest in the stock of companies which have “breakup values” well in excess of current market values or which have uniquely undervalued corporate assets. JPMIM also gives some consideration to a value company’s opportunity for growth in earnings, book value and cash flows. Stocks are sold based on price considerations or when other stocks present better opportunities. For more information about the Large Cap Value Portfolio’s investment strategies, please read “More About the Portfolios” and “Principal Investment Strategies.”

What are the main risks of investing in the Portfolio?

The main risks of investing in the Portfolio and the circumstances likely to adversely affect your investment are described below. The share price of the Portfolio will change every day in response to market conditions. You may lose money if you invest in the Portfolio. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition. Equity securities also are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Portfolio invests) may decline over short or extended periods of time. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.

Value Investing Risk. Value investing attempts to identify companies selling at a discount from JPMIM’s estimate of their true worth. Investment advisors using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends.

Value investing is subject to the risk that the stock’s intrinsic value may never be fully realized by the market or that a stock judged by JPMIM to be undervalued may actually be appropriately priced.

17

Large Cap Value Portfolio

Not FDIC Insured. An investment in the Portfolio is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's Performance

The Portfolio will commence operations on or after August 15, 2006, and therefore has no reportable performance history. Once the Portfolio has performed for at least one calendar year, a bar chart and a performance table will be included in the Prospectus to show the performance of the Portfolio. Although past performance of a Portfolio is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Portfolio.

18

Large Cap Value Portfolio

Estimated Fees and Expenses

This table describes the estimated fees and expenses of Class 2 shares. The table does not include sale charges and other expenses imposed by variable insurance contracts or which may be imposed by Eligible Plans. For information concerning such charges and expenses, please refer to the literature that you received when you purchased your variable insurance contract or Eligible Plan documents.

ESTIMATED ANNUAL FUND OPERATING EXPENSES	CLASS 2 SHARES
(expenses that are deducted from Portfolio assets)
Investment Advisory Fees	0.40%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses[1]	0.44%
Total Annual Fund Operating Expenses	1.09%
Fee Waiver and/or Expense Reimbursement[2]	(0.06)%
Net Expenses	1.03%
[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]	JPMIM and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.03% for the period through August 15, 2007.

Examples

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts or which may be imposed by Eligible Plans. If these charges were included, the expenses listed would be higher. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and reflects what you would pay if either it redeemed all of its shares or if it continued to hold them at the end of the periods shown. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through August 15, 2007 and Total Annual Fund Operating Expenses thereafter. Actual costs may be higher or lower than those shown.

1 Year	$105
3 Years	341

19

JPMORGAN

INSURANCE TRUST

More About the Portfolios

Each of the Portfolios described in this Prospectus is a series of JPMorgan Insurance Trust. All of the Portfolios, except the Large Cap Value Portfolio, are managed by JPMorgan Investment Advisors Inc. The JPMorgan Insurance Trust Large Cap Value Portfolio is managed by JPMIM. For more information about JPMorgan Insurance Trust, JPMorgan Investment Advisors and JPMIM, please read “Management of JPMorgan Insurance Trust” and the Statement of Additional Information.

Principal Investment Strategies

This Prospectus describes the Portfolios with a variety of investment objectives. The principal investment strategies that are used to meet each Portfolio’s investment strategy are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

Each Portfolio’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Portfolio. All fundamental policies are specifically identified.

There can be no assurance that the Portfolios will achieve their investment objectives. The investment objective for each of the Portfolios, except the Large Cap Value Portfolio, is fundamental and cannot be changed without shareholder approval. Please note that each Portfolio may also use strategies that are not described below, but which are described in the Statement of Additional Information.

TYPES OF PORTFOLIOS. The following pages describe investment strategies that are used in more than one Portfolio. Where indicated, the strategies only apply to the Bond Portfolio or the Equity Portfolios.

THE BOND PORTFOLIO:

•	JPMorgan Insurance Trust Core Bond Portfolio

THE EQUITY PORTFOLIOS INCLUDE:

•	JPMorgan Insurance Trust Large Cap Growth Portfolio,
•	JPMorgan Insurance Trust Diversified Equity Portfolio,
•	JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio,
•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, and
•	JPMorgan Insurance Trust Large Cap Value Portfolio

JPMORGAN INSURANCE TRUST. Although JPMorgan Insurance Trust Portfolios may have the same or similar investment objectives and investment strategies as similarly named JPMorgan Funds, JPMorgan Insurance Trust portfolios:

•	Are not the same funds as JPMorgan Funds;
•	Are smaller than JPMorgan Funds; and
•	Have different performance, fees and expenses than JPMorgan Funds.

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JPMorgan Investment Advisors selects securities for the Bond Portfolio by analyzing both individual securities and different industry sectors. JPMorgan Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Bond Portfolio attempts to achieve its investment objectives by selecting market sectors and securities that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Portfolio are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities and mortgage-backed securities).

JPMORGAN INSURANCE TRUST CORE BOND PORTFOLIO.  The Portfolio mainly invests in all types of debt securities rated as investment grade (or unrated debt securities which JPMorgan Investment Advisors determines to be of comparable quality), as well as preferred stock and loan participations. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•	As a matter of fundamental policy, the Portfolio will invest at least 80% of its net assets in bonds. For purposes of this policy, the Portfolio’s net assets include borrowings by the Portfolio for investment purposes. Generally, such bonds will have intermediate to long maturities.

•	The Portfolio also may purchase taxable or tax-exempt municipal securities.

•	The Portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category.

•	The Portfolio’s average weighted maturity will ordinarily range between four and 12 years, although the Portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes.

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a Portfolio calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Portfolio’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Portfolio’s investments. Therefore, in the case of a Portfolio holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Portfolio is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Portfolio given certain prepayment assumptions.

THE EQUITY PORTFOLIOS.  The investment strategies utilized by the Equity Portfolios are described in “Fund Summaries: Investments, Risk & Performance” and below.

JPMORGAN INSURANCE TRUST LARGE CAP GROWTH PORTFOLIO.  The Portfolio invests mainly in equity securities of large, well-established companies, including common stocks, and debt securities and preferred stocks which are

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convertible to common stocks. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

•	Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in the equity securities of large, well-established companies. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

JPMORGAN INSURANCE TRUST DIVERSIFIED EQUITY PORTFOLIO.  The Portfolio invests mainly in common stocks of companies that have the potential for continued earnings growth with strong fundamentals and a reasonable value.

•	Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

•	The Portfolio also may invest up to 20% of the Portfolio’s assets in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Portfolio may use these strategies, the Portfolio’s main investment strategy is to invest in equity securities.

JPMORGAN INSURANCE TRUST DIVERSIFIED MID CAP GROWTH PORTFOLIO.  The Portfolio invests in securities that have the potential to produce above-average earnings growth per share over a one- to three-year period. The Portfolio typically invests in mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Growth Index at the time of investment.

•	Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities of mid-cap companies, including common stocks and debt securities and preferred stocks both of which are convertible to common stock. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

•	A portion of the Portfolio’s assets may be held in cash equivalents.

JPMORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO.  The Portfolio invests mainly in equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Mid Cap Index at the time of investment.

•	Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-cap companies. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

•	Up to 25% of the Portfolio’s net assets may be invested in foreign securities. Up to 20% of the Portfolio’s total assets may be invested in U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents. Although the Portfolio may use these strategies more in the future, the Portfolio’s main investment strategy is to invest in equity securities of mid-capitalization companies.

•

In managing the Portfolio, JPMorgan Investment Advisors adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to rank stocks quantitatively in the Portfolio’s investment universe on

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the basis of value and momentum factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions.

•	Stocks held in the Portfolio that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with stocks that are attractive based on proprietary quantitative rankings and that also contribute favorably to the risk exposures of the entire portfolio.

•	Risk or factor exposures are actively managed through portfolio construction. The portfolio construction process controls for the sector and industry weights, the rate of turnover, the number of stocks held and position size.

•	A portion of the Portfolio’s assets may be held in cash equivalents.

JPMORGAN INSURANCE TRUST LARGE CAP VALUE PORTFOLIO. The Portfolio invests in equity securities of large companies that are believed to be selling below their long-term investment values. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.

•	Under normal circumstances, at least 80% of the Portfolio’s net assets (including borrowing for investment purposes) will be invested in equity securities of large companies, including common stocks, and debt securities and preferred stocks which are convertible to common stock. If the Portfolio decides to change this strategy, shareholders will be given 60 days advance notice.

•	A portion of the Portfolio’s assets may be held in cash equivalents.

Investment Risks

The risks associated with investing in the Portfolios are described below and in “Fund Summaries: Investments, Risk & Performance” at the front of this prospectus. For information concerning risks associated with specific types of investments, please read Appendix A.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Portfolio’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in the Portfolio will increase and decrease as the value of a Portfolio’s investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligation (i.e., credit risk).

U.S. GOVERNMENT SECURITIES.  U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

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Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

DERIVATIVES. The Portfolios may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks. JPMorgan Investment Advisors or JPMIM performs a risk/reward analysis on derivatives by analyzing each derivative individually and in the aggregate.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

SMALL-CAPITALIZATION COMPANIES. Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more established companies. These companies may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or decreases in the value of your investment.

FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the Portfolios that invest in foreign securities is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

LOWER RATED SECURITIES. The Core Bond Portfolio may purchase corporate and municipal bonds that are rated in any category. Securities rated in the lower investment grade category by Moody’s Investor Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), and Fitch Investors Service (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. Bonds in the lowest investment grade rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade

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securities. Bonds rated below investment grade are considered speculative and may be classified as “junk bonds.” Junk bonds are considered to be high risk investments. These risks include greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, liquidity difficulties, the greater volatility of the high yield bond market and the greater volatility of the credit quality of these securities. The Core Bond Portfolio will invest no more than 5% of its net assets in securities rated below investment grade.

Portfolio Quality

Various rating organizations (like S&P and Moody’s) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Portfolios only purchase securities that meet the rating criteria described below. JPMorgan Investment Advisors or JPMIM will look at a security’s rating at the time of investment. If the securities are unrated, JPMorgan Investment Advisors or JPMIM must determine that they are of comparable quality to rated securities. Subsequent to its purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. JPMorgan Investment Advisors or JPMIM will consider such an event in determining whether the Portfolio should continue to hold the security.

RATINGS OF THE CORE BOND PORTFOLIO’S SECURITIES

JPMorgan Insurance Trust Core Bond Portfolio may purchase securities that meet the following rating criteria:

•	debt securities — rated in any of the four investment grade rating categories.

•	preferred stock — rated in any of the four highest investment grade rating categories.

•	commercial paper — rated in the highest or second highest rating categories.

•	municipal securities — rated in any of the four highest rating categories.

RATINGS OF THE EQUITY PORTFOLIOS’ SECURITIES

•	If a Portfolio invests in municipal bonds, the bonds must be rated as investment grade.

•	Other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations, must be rated in one of the two highest investment grade categories at the time of investment.

•	Corporate bonds generally will be rated in one of the three highest investment grade categories.

•	JPMorgan Investment Advisors and JPMIM each reserves the right to invest in corporate bonds that present attractive opportunities and are rated in the lowest investment grade category. These corporate bonds may be riskier than higher rated bonds.

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•	Commercial paper must be rated in the highest or second highest rating categories.

For more information about ratings, please see “Description of Ratings” in the Statement of Additional Information.

Temporary Defensive Positions

To respond to unusual market conditions, the Portfolios may invest their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Portfolios from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash Equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

Core Bond Portfolio.    For temporary defensive purposes as determined by JPMorgan Investment Advisors, the Core Bond Portfolio may invest up to 100% of its assets in cash equivalents, and may hold a portion of its assets in cash for liquidity purposes.

Equity Portfolios.    For temporary defensive purposes as determined by JPMorgan Investment Advisors or JPMIM, the Equity Portfolios may invest 100% of their total assets in cash and cash equivalents.

While the Portfolios are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Portfolios will pursue a temporary defensive position only when market conditions warrant.

Portfolio Turnover

The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

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JPMORGAN INSURANCE TRUST

Shareholder Information

Pricing Portfolio Shares

HOW ARE PORTFOLIO SHARES PRICED? Shares are purchased and redeemed at the next calculated net asset value (NAV) per share. NAV per share for each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 P.M. Eastern Time (ET)), on each day the Portfolios are open for business. On occasion, the NYSE will close before 4 P.M. ET. When that happens, the NAV will be calculated as of the time the NYSE closes. NAV per share is calculated by dividing the total market value of a Portfolio’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Portfolio’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Portfolio’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolios’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. Shareholders who purchase and redeem shares when NAV has been determined using fair valuation procedures may receive more or less shares or redemption proceeds than they otherwise would have received if securities were not valued using the Trust’s fair valuation procedures. In addition, the Portfolios have implemented fair value pricing on a daily basis for all equity securities, except North American, Central American, South America and Caribbean equity securities, held by the Portfolios. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Portfolios’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate. Because of the use of fair value pricing on a daily basis for non-U.S. and non-Canadian equity securities, the NAV of Portfolios that invest significantly in such securities would be expected to be most affected by fair valuation although the NAV of other Portfolios may also be affected from time to time. The Board of Trustees receives regular reporting concerning the operation of the fair value procedures.

WHEN CAN PORTFOLIO SHARES BE PURCHASED? Purchases may be made on any business day for the Portfolios. This includes any day that the Portfolios are open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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Purchasing Portfolio Shares

WHO CAN PURCHASE SHARES OF THE PORTFOLIOS? Shares of the Portfolios are sold to separate accounts of insurance companies investing on instructions of contract owners of variable insurance contracts. You and other purchasers of variable insurance contracts will not own shares of the Portfolios directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable insurance contracts. Shares are also available to Eligible Plans for the benefit of their participants. All investments in the Portfolios are credited to the shareholder’s account in the form of full or fractional shares of the designated Portfolios. Purchases are processed on any day on which the Portfolios are open for business. If such purchase orders are received by an insurance company from its variable insurance contract holders or by an Eligible Plan from its participants before the Portfolio’s cut-off time, the order will be effective at the NAV per share calculated that day, provided that the order and federal funds are received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and federal funds.

The Portfolios do not issue share certificates. The interests of different separate accounts are not always the same and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.

Federal law requires a Portfolio to obtain, verify and record an accountholder’s name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio or its transfer agent, to attempt to verify the accountholder’s identity. The Portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the accountholder’s identity. If the Portfolio is unable to verify the accountholder’s identity after an account is established, the Portfolio may be required to involuntarily redeem the accountholder’s shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.

ABUSIVE TRADING. The Portfolios do not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term variable insurance contract owners or participants in Eligible Plans, disrupt portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any Portfolio, these risks may be higher for Portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Portfolio calculates its net asset value.

The Portfolios’ Board of Trustees has adopted policies and procedures with respect to market timing. Market timers may disrupt portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to each Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or by an Eligible Plan, each Portfolio is not able to identify market timing

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transactions by individual variable insurance contract owners or Eligible Plan participants. Short of rejecting all transactions made by a separate account or Eligible Plan, the Portfolio lacks the ability to reject transactions by individual contract owners or Eligible Plan participants. A Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; those restrictions will vary from variable insurance contract to variable insurance contract. Similarly, with respect to Eligible Plans, the Portfolios are often dependent upon a Plan’s Financial Intermediaries who utilize their own policies and procedures to identify market timers. The Portfolios have attempted to put safeguards in place to assure that Financial Intermediaries, including insurance companies, have implemented procedures designed to deter market timing and abusive trading. Each Portfolio will also seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company or Eligible Plan to determine whether or not market timing or abusive trading is involved. The Portfolios or the Distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolios that indicates market timing or trading they determine is abusive to the extent possible. The Portfolios will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts or Eligible Plans, and there can be no assurances that the Portfolios will be able to effectively identify and eliminate market timing and abusive trading in the Portfolios. Variable insurance contract owners should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

Rule 12b-1 Fees

Each Portfolio described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of the Class 2 shares of the Portfolios. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Portfolios to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Portfolio shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to financial intermediaries, including the participating insurance companies or their affiliates, that have agreements with the Distributor to sell shares of the Portfolios. The Distributor may pay Rule 12b-1 fees to its affiliates.

Each Portfolio pays annual distribution fees of up to 0.25% of the average daily net assets attributable to Class 2 shares.

Because Rule 12b-1 fees are paid out of Portfolio assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Voting And Meetings

HOW ARE SHARES OF THE PORTFOLIO VOTED? If required by the Securities and Exchange Commission (SEC), the insurance company that issued your variable insurance contract will solicit voting instructions from you and other purchasers of variable insurance contracts with respect to any matters that are presented to a vote of shareholders. To the extent your insurance is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter. Each Portfolio or class votes separately on matters relating solely

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to that Portfolio or class or which affect that Portfolio or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. Shareholders shall be entitled to one vote for each share held.

WHEN ARE SHAREHOLDER MEETINGS HELD? The Trust does not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio’s fundamental investment objectives, or approve an investment advisory contract.

Redeeming Portfolio Shares

Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable insurance contracts or for other reasons described in the separate account literature that you received when you purchased your variable insurance contract. Eligible Plans may also redeem shares at any time. Redemptions are processed on any day on which the Portfolios are open for business. If such redemption orders are received by an insurance company from its variable insurance contract holders or by an Eligible Plan from its participants before the Portfolio’s cut-off time, the order will be effective at the NAV per share calculated that day, provided that the order is received by the Portfolio in proper form on the next business day. The insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders.

Dividends

•	All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in Portfolio shares unless an election is made on behalf of a separate account to receive some or all of the dividends in cash.

•	Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

Questions

•	Any questions regarding the Portfolios should be directed to JPMorgan Insurance Trust, 1111 Polaris Parkway, Columbus, Ohio 43271-1235, 1-800-480-4111. All questions regarding variable insurance contracts should be directed to the address or telephone number indicated in the prospectuses or other literature that you received when you purchased your variable insurance contract.

Tax Information

Each Portfolio intends to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts. Each Portfolio will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Tax Consequences to Variable Insurance Contract Owners. Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

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In order for investors to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the contracts owners.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of Portfolio shares. For a further discussion of the tax consequences of variable annuity and variable life contracts, please refer to the prospectuses or other documents that you received when you purchased your variable annuity or variable life product.

Tax Consequences to Eligible Plan Participants. Generally, Eligible Plan participants are not taxed currently on distributions of net investment income and capital gains to such plans. Contributions to these plans may be tax deductible, although distributions from these plans are generally taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolios.

Availability of Proxy Voting Record

The Trustees have delegated the authority to vote proxies for securities owned by the Portfolios to JPMorgan Investment Advisors or JPMIM as adviser to a Portfolio. A copy of each Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31 of each year. Each Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.

Portfolio Holdings Disclosure

No sooner than 30 days after the end of each month, each Portfolio will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Portfolio will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolios will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ holdings is available in the Statement of Additional Information.

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JPMORGAN

INSURANCE TRUST

Management of JPMorgan Insurance Trust

    The Advisers

JPMorgan Investment Advisors Inc (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for all the Portfolios, except the Large Cap Value Portfolio, and continuously reviews, supervises and administers each of these Portfolios’ investment program. JPMIM is the investment adviser to the Large Cap Value Portfolio and makes the day-to-day investment decisions for the Portfolio.

JPMorgan Investment Advisors and JPMIM each perform its responsibilities subject to the supervision of, and policies established by, the Trustees of JPMorgan Insurance Trust. In addition, JPMorgan Investment Advisors and JPMIM each serve as investment adviser to other mutual funds and individual corporate, charitable, and retirement accounts.

JPMorgan Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMorgan Investment Advisors Inc. is referred to in this prospectus as “JPMorgan Investment Advisors.”

JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

    The Administrator

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) provides administrative services and oversees the Portfolios’ other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Portfolio for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

    The Distributor

JPMorgan Distribution Services, Inc. (the Distributor or JPMDS) (1111 Polaris Parkway, Suite 2-J, P.O. Box 711235, Columbus, Ohio 43271-1235) is the distributor for the Portfolios. The Distributor is an indirect, wholly-owned subsidiary of JPMorgan Chase.

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    Advisory Fees

JPMorgan Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Portfolio. For the fiscal year ended December 31, 2005, the Portfolios paid advisory fees (net of waivers) at the following rates:

PORTFOLIO	ANNUAL RATE AS PERCENTAGE OF AVERAGE DAILY NET ASSETS
Core Bond Portfolio*	0.56%
Large Cap Growth Portfolio	0.65%
Diversified Mid Cap Growth Portfolio	0.65%
Diversified Equity Portfolio*	0.73%
Intrepid Mid Cap Portfolio*	0.71%

*	Beginning May 1, 2006, the contractual advisory fees for the Portfolios shown below were changed to the following rates:

FUND	ANNUAL RATE AS PERCENTAGE OF AVERAGE DAILY NET ASSETS
Core Bond Portfolio	0.40
Diversified Equity Portfolio	0.55
Intrepid Mid Cap Portfolio	0.65

The Large Cap Value Portfolio will pay JPMIM a management fee of 0.40% of the average daily net assets.

A discussion of the basis the trustees of the Trust used in reapproving the investment advisory agreements for the Portfolios (except Large Cap Value Portfolio) is available in the annual report for the most recent fiscal year ended December 31. A discussion of the basis the trustees of the Trust used in approving the investment advisory agreements for the Large Cap Value Portfolio will be available in the first annual report for the Portfolio for the fiscal year ended December 31.

Additional Compensation to Financial Intermediaries Revenue Sharing

JPMorgan Investment Advisors, JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Investment Advisors and JPMIM, may also at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the Portfolios. For the Portfolios, Financial Intermediaries include insurance companies and their affiliated broker-dealers, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with JPMDS. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services to variable insurance contract owners or Eligible Plan participants or marketing support.

The Portfolio Managers

The Bond Portfolio is managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the Portfolio. Each team member makes recommendations about securities to be purchased and sold in the Portfolio. The research analysts provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Portfolio.

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•	Core Bond Portfolio. Douglas Swanson is the lead portfolio manager responsible for the day-to-day management of the Core Bond Portfolio. He has led the team responsible for management of the Core Bond Portfolio since 1999. He is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson has been employed by JPMorgan Investment Advisors and/or predecessor firms since 1983. Previously he was managing director of the taxable bond team for Banc One Investment Advisors and was first vice president and manager at First Chicago NBD Corporation, where he worked on government/corporate securities and managed various Pegasus Funds. Mark Jackson has been part of the team responsible for management of the Portfolio since May 2006. Mr. Jackson, CFA is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and other mutual funds. Mr. Jackson has been employed by JPMorgan Investment Advisors and/or predecessor firms since 1996, having first served as first vice president in the taxable fixed income group at First Chicago NBD and as an associate manager of the Pegasus Multi-Sector Bond Fund. Previously, he served as portfolio manager for Alexander Hamilton Life Insurance Company and was also with Public Employees Retirement System of Ohio as a portfolio manager.

The Equity Portfolios, are managed by portfolio managers teamed with growth, blend or value style analysts. The teams meet regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weightings, Portfolio holdings and cash positions.

•	Large Cap Growth Portfolio. Giri Devulapally and Christopher Mark Vyvyan Jones are the portfolio managers for the Large Cap Growth Portfolio. Mr. Devulapally joined JPMorgan Investment Advisors in July 2004. In addition to his position at JPMorgan Investment Advisors, Mr. Devulapally is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Devulapally has worked for JPMIM since 2003. Prior to joining JPMIM, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. He is also a CFA charter holder. Biographical information on Mr. Jones is included under the Diversified Mid Cap Growth Portfolio.

•	Diversified Equity Portfolio. Susan Bao, CFA, and Helge Skibeli are the portfolio managers leading a team of research analysts for the Diversified Equity Portfolio. Ms. Bao and Mr. Skibeli joined JPMorgan Investment Advisors in July 2004. In addition to her position with JPMorgan Investment Advisors, Ms. Bao is a vice president of JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. She has been vice president of JPMIM or one of its affiliates since 1997. In addition to his position with JPMorgan Investment Advisors, Mr. Skibeli is also a managing director of JPMIM and head of the U.S. Equity Research Group. Mr. Skibeli has worked for JPMIM or one of its affiliates since 1990.

•

Diversified Mid Cap Growth Portfolio. Christopher Mark Vyvyan Jones and Timothy Parton serve as portfolio managers for the Diversified Mid Cap Growth Portfolio. Mr. Jones and Mr. Parton joined JPMorgan Investment Advisors in July 2004. In addition to his position at JPMorgan Investment Advisors, Mr. Jones is a managing director of JPMIM and has worked as a portfolio manager with various affiliates of JPMIM since

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1982. In addition to his position at JPMorgan Investment Advisors, Mr. Parton is a vice president of JPMIM. He has worked for JPMIM or one of its affiliates since 1986.

•	Intrepid Mid Cap Portfolio. The portfolio management team for the Intrepid Mid Cap Portfolio is led by Silvio Tarca, managing director and CFA. Robert Weller, vice president and CFA and Jason Alonzo, vice president, are members of the portfolio management team. Mr. Tarca joined JPMorgan Investment Advisors in July 2004 and has been with JPMIM or its affiliates (or one of its predecessors) since 2000. Prior to his current position, he served as a quantitative research analyst in the JPMorgan Emerging Markets Equity Group. Mr. Weller joined JPMorgan Investment Advisors in August 2004 and has been with JPMIM or its affiliates (or one of its predecessors) since 1997. Prior to his current position, he served as a portfolio assistant in the JPMorgan Chase Private Bank U.S. Equity Group. Mr. Alonzo joined JPMorgan Investment Advisors in July 2004 and has been with JPMI or its affiliates since 2000. Mr. Alonzo previously worked as an investment assistant in the U.S. Equity Group, and prior to that as an analyst in the Internal Consulting Services program, completing assignments in Corporate Technology, LabMorgan, Credit Derivatives, and ultimately the U.S. retail equity group.

•	Large Cap Value Portfolio. Bradford L. Frishberg is the portfolio manager for the Large Cap Value Portfolio. Mr. Frishberg is a managing director of JPMIM and has worked for JPMIM or one of its affiliates since 1996.

The Statement of Additional Information provides additional information about the other accounts managed by the portfolio managers, if any, the structure of their compensation and their ownership of Portfolio securities.

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Legal Proceedings

None of the actions described below alleges that any unlawful activity took place with respect to the Portfolios whose shares are offered in this prospectus.

On June 29, 2004, JPMorgan Investment Advisors Inc., formerly known as Banc One Investment Advisors Corporation (BOIA), an adviser to the Trust, entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds (now known as JPMorgan Trust II), in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of JPMorgan Funds, certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including the Distributor. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current Trustees of JPMorgan Funds, removal of the One Group Mutual Funds’ investment adviser (e.g., BOIA) and distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys’ fees. In February 2004, these cases were transferred to the United States District Court for the District of Maryland for consolidated or coordinated pretrial case management. On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds would be dismissed. The court also ruled that certain claims in the complaint and in the consolidated amended fund derivative complaint against other defendants would be dismissed. On March 1, 2006, the district court entered an order implementing these rulings, in which it dismissed certain claims against BOIA and its affiliates, all claims against One Group Mutual Funds, and all claims but one against the Trustees and former Trustees. On June 14, 2006, the district court dismissed the remaining claim against the Trustees and former Trustees as well.

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JPMORGAN

INSURANCE TRUST

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Portfolios’ performance for the last five years or periods of the Portfolios’ operations, whichever is shorter. Because the Class 2 shares of the Portfolios had not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

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JPMORGAN

INSURANCE TRUST

Appendix A

Investment Practices

The Portfolios invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques which may be utilized by the Portfolios, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

PORTFOLIO NAME	PORTFOLIO CODE
JPMorgan Insurance Trust Core Bond Portfolio	1
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio	2
JPMorgan Insurance Trust Large Cap Growth Portfolio	3
JPMorgan Insurance Trust Diversified Equity Portfolio	4
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	5
JPMorgan Insurance Trust Large Cap Value Portfolio	6

Instrument	Portfolio Code	Risk Type

Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1	Prepayment Market Credit Regulatory

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	1, 5	Prepayment Market Credit Regulatory

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	1-6	Credit Liquidity Market

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Portfolios will sell only covered call and secured put options.	1-6	Management Liquidity Credit Market Leverage

Certificates of Deposit: Negotiable instruments with a stated maturity.	1-6	Market Credit Liquidity

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Instrument	Portfolio Code	Risk Type

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-6	Credit Liquidity Market

Common Stock: Shares of ownership of a company.	2-6	Market

Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-6	Market Credit

Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	1, 3	Market Credit

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Portfolio.	1	Market Liquidity Management

Exchange Traded Funds: Ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange traded funds or ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (SPDRs) and NASDAQ 100’s.	2-6	Market

Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short- to long-term final maturities.	1	Credit Prepayment Regulatory Market

Foreign Securities: Stocks issued by foreign companies, debt securities issued or guaranteed by foreign governments or any of their agencies and instrumentalities, as well as commercial paper of foreign issuers and obligations of foreign banks, and overseas branches of U.S. banks and supranational entities. The Equity Portfolios also may invest in American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, and American Depositary Securities.	1-6	Market Political Liquidity Foreign Investment

Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	1-6	Management Market Credit Liquidity Leverage

Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1	Market Leverage Credit

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Instrument	Portfolio Code	Risk Type

Investment Company Securities: Shares of other mutual funds, including JPMorgan money market funds and shares of other money market mutual funds for which JPMorgan Investment Advisors or its affiliates serve as investment adviser or administrator. JPMorgan Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1-6	Market

Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries (LDCs).	1	Credit Political Liquidity Foreign Investment Market

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and Real Estate Mortgage Conduits (REMICs).	1, 5	Prepayment Market Credit Regulatory

Mortgage Dollar Rolls: A transaction in which a Portfolio sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1, 5	Prepayment Market Regulatory

Municipal Bonds: Securities issued by a state or political subdivisions to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1	Market Credit Political Tax

New Financial Products: New options and futures contracts and other financial products continue to be developed and the Portfolios may invest in such options, contracts and products.	1-6	Management Credit Market Liquidity

Obligations of Supranational Agencies : Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1, 5	Credit Foreign Investment

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-6	Market

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Instrument	Portfolio Code	Risk Type

Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-6	Liquidity Management Market Regulatory Tax Prepayment

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-6	Credit Market Liquidity

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-6	Liquidity Market

Reverse Repurchase Agreement: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Portfolio.	1-6	Market Leverage

Securities Lending: The lending of up to 33 1/3% of the Portfolio’s total assets. In return the Portfolio will receive cash, other securities, and/or letters of credit as collateral.	1-6	Credit Market Leverage

Rights and Warrants: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3-6	Market Credit

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs) insurance companies.	1	Credit Liquidity Market

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage backed obligations. These include IOs and POs.	1	Prepayment Market Credit Regulatory

Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	1-6	Market Liquidity Management Credit Foreign Investment

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Instrument	Portfolio Code	Risk Type

Swaps, Caps and Floors: A Portfolio may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	1-6	Management Credit Liquidity Market

Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-6	Liquidity Credit Market

Treasury Receipts: TRs, TIGRs and CATS.	1-6	Market

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, including funding notes and subordinated benchmark notes.	1-6	Market Credit Govt. Securities

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS, and CUBES.	1-6	Market

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Portfolio on demand.	1-6	Credit Liquidity Market Leverage

When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-6	Market Leverage Liquidity Credit

Zero-Coupon Debt Securities: Bonds and other debt securities that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1, 5	Credit Market Zero Coupon

Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities which convert on a specified date to interest bearing debt securities.	1	Credit Market Zero Coupon

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Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Portfolios may fluctuate, as will the value of your investment in the Portfolios. Certain investments are more susceptible to these risks than others.

•	Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

•	Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

•	Government Securities Risk. The Portfolios may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to it agencies and instrumentalities if not required to do so by law.

•	Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Speculative. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

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•	Management Risk. The risk that a strategy used by a Portfolio’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

•	Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

•	Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

•	Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Portfolio may have to reinvest in securities with a lower yield. Further, with early prepayment, a Portfolio may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates resulting in an unexpected capital loss.

•	Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

•	Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of securities could be changed by Congress thereby affecting the value of the outstanding securities.

•	Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. This is similar to Credit Risk which is described above.

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If you want more information about the Portfolios, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In each Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Portfolios by calling 1-800-480-4111, or by writing the Portfolio at:

JPMORGAN INSURANCE TRUST

1111 POLARIS PARKWAY

COLUMBUS, OH 43240

You can also find information online in the variable insurance portfolio section of www.jpmorganfunds.com

You can also review and copy the Portfolios reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-551-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, 100 F Street, N.E. Washington, D.C. 20549-0102.

Variable Insurance Contracts: This prospectus is used with variable insurance contracts. All questions regarding variable insurance contracts should be directed to the address or phone numbers in the prospectus or other material that you received when you purchased your variable insurance contract.

(Investment Company Act File No. 811-7874)

PR-JPMIT2A-806

STATEMENT OF ADDITIONAL INFORMATION

JPMorgan Insurance Trust

JPMorgan Insurance Trust Core Bond Portfolio (the “Core Bond Portfolio”)

JPMorgan Insurance Trust Government Bond Portfolio (the “Government Bond Portfolio”)

JPMorgan Insurance Trust Balanced Portfolio (the “Balanced Portfolio”)

JPMorgan Insurance Trust Large Cap Growth Portfolio (the “Large Cap Growth Portfolio”)

JPMorgan Insurance Trust Equity Index Portfolio (the “Equity Index Portfolio”)

JPMorgan Insurance Trust Diversified Equity Portfolio (the “Diversified Equity Portfolio”)

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio (the “Diversified Mid Cap Growth Portfolio”)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Intrepid Mid Cap Portfolio”)

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (the “Diversified Mid Cap Value Portfolio”)

JPMorgan Insurance Trust Large Cap Value Portfolio (the “Large Cap Value Portfolio)

JPMorgan Insurance Trust International Equity Portfolio (the “International Equity Portfolio)

JPMorgan Insurance Trust Small Cap Equity Portfolio (the “Small Cap Equity Portfolio”)

(Each a “Portfolio,” and collectively the “Portfolios”)

May 1, 2006 as supplemented August 15, 2006

This Statement of Additional Information is not a Prospectus, but supplements and should be read with the Prospectuses dated August 15, 2006 for the Class 2 shares of the Core Bond Portfolio, Large Cap Growth Portfolio, Diversified Equity Portfolio, Diversified Mid Cap Growth Portfolio, Intrepid Mid Cap Portfolio, Large Cap Value Portfolio, International Equity Portfolio and Small Cap Equity Portfolio and the Prospectus dated May 1, 2006 for the Class 1 shares of the Portfolios other than the Large Cap Value Portfolio, International Equity Portfolio and Small Cap Equity Portfolio (each a “Prospectus” and together, the “Prospectuses”). This Statement of Additional Information is incorporated in its entirety into the Prospectus. The Annual Report for the Portfolios’ Class 1 shares for the fiscal year ended December 31, 2005 is incorporated by reference into this Statement of Additional Information. A copy of the Annual Report and the Prospectus are available without charge by writing to JPMorgan Insurance Trust (the “Trust”) at 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 or by calling toll free at 1-800-480-4111.

THE TRUST

JPMorgan Insurance Trust (formerly called the JPMorgan Investment Trust and The One Group Investment Trust) (the “Trust”) is an open-end management investment company. The Trust was formed as a Massachusetts business trust on June 7, 1993. The Trust consists of twelve series of units of beneficial interest (“Shares”) each representing interests in one of the following separate investment portfolios:

Share Classes

The Trustees of the Portfolios have authorized the issuance of the following classes of shares of the Portfolios:

Core Bond Portfolio	Class 1 and Class 2
Government Bond Portfolio	Class 1
Balanced Portfolio	Class 1
Large Cap Growth Portfolio	Class 1 and Class 2
Equity Index Portfolio	Class 1
Diversified Equity Portfolio	Class 1 and Class 2
Diversified Mid Cap Growth Portfolio	Class 1 and Class 2
Intrepid Mid Cap Portfolio	Class 1 and Class 2
Diversified Mid Cap Value Portfolio	Class 1
Large Cap Value Portfolio	Class 2
International Equity Portfolio	Class 2
Small Cap Equity Portfolio	Class 2

The shares of the Portfolios are collectively referred to in this SAI as the “Shares.”

Name Changes

Effective May 1, 2006, JPMorgan Insurance Trust and some of its Portfolios were renamed with the approval of the Board of Trustees:

Prior Name	New Name as of May 1, 2006

JPMorgan Investment Trust Bond Portfolio	JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Investment Trust Government Bond Portfolio	JPMorgan Insurance Trust Government Bond Portfolio

JPMorgan Investment Trust Balanced Portfolio	JPMorgan Insurance Trust Balanced Portfolio

JPMorgan Investment Trust Large Cap Growth Portfolio	JPMorgan Insurance Trust Large Cap Growth Portfolio

JPMorgan Investment Trust Equity Index Portfolio	JPMorgan Insurance Trust Equity Index Portfolio

JPMorgan Investment Trust Diversified Equity Portfolio	JPMorgan Insurance Trust Diversified Equity Portfolio

JPMorgan Investment Trust Mid Cap Growth Portfolio	JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

JPMorgan Investment Trust Diversified Mid Cap Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

JPMorgan Investment Trust Mid Cap Value Portfolio	JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

For ease of reference, this Statement of Additional Information sometimes refers to the Portfolios as the BOND PORTFOLIOS and the EQUITY PORTFOLIOS.

The Bond Portfolios include:

1.	Core Bond Portfolio and

2.	Government Bond Portfolio.

The Equity Portfolios include:

1.	Balanced Portfolio,

2.	Diversified Mid Cap Growth Portfolio,

3.	Large Cap Growth Portfolio,

4.	Equity Index Portfolio,

5.	Diversified Equity Portfolio,

6.	Intrepid Mid Cap Portfolio,

7.	Diversified Mid Cap Value Portfolio,

8.	Large Cap Value Portfolio,

9.	International Equity Portfolio, and

10.	Small Cap Equity Portfolio.

All of the Portfolios, except the International Equity Portfolio, and the Small Cap Equity Portfolio, are diversified, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Portfolio, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.

The International Equity Portfolio and the Small Cap Equity Portfolio are each registered as a non-diversified investment company. A Portfolio is considered “non-diversified” because a relatively high percentage of the Portfolio’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. Each of these Portfolio’s securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the securities of a more diversified investment company.

SUBSTITUTION OF JPMORGAN INSURANCE TRUST PORTFOLIOS FOR PEGASUS VARIABLE FUNDS. On March 31, 1999, the following portfolios of the Trust were substituted for the following Pegasus Variable Funds in separate accounts maintained by Hartford Life and Annuity Insurance Company:

Insurance Trust Portfolio	Pegasus Variable Fund

1. Core Bond Portfolio	1. Bond Fund
2. Large Cap Growth Portfolio	2. Growth Fund
3. Intrepid Mid Cap Portfolio	3. Mid-Cap Opportunity Fund
4. Diversified Mid Cap Value Portfolio	4. Intrinsic Value Funds
5. Diversified Equity Portfolio	5. Growth and Value Fund

With the exception of the Large Cap Growth Portfolio, the Pegasus Variable Funds are the surviving funds for accounting purposes. The Pegasus Variable Bond Fund, the Pegasus Variable

Mid-Cap Opportunity Fund, the Pegasus Variable Intrinsic Value Fund, and the Pegasus Variable Growth and Value Fund are referred to as the “Predecessor Funds” in this Statement of Additional Information. Individual Predecessor Funds are identified in this Statement of Additional Information by reference to the applicable JPMorgan Insurance Trust Portfolio.

Much of the information in this Statement of Additional Information expands upon subjects discussed in the Prospectus. You should not invest in the Portfolios without first reading the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The following policies supplement each Portfolio’s investment objective and policies as described in the Prospectus. Additional details about each Portfolio’s investment objectives and policies are contained in Appendix B to this Statement of Additional Information and in the Prospectus under “Fund Summary: Investments, Risk & Performance,” “More About the Portfolios” and Appendix A—Investment Practices. The term “Adviser” refers to either JPMorgan Investment Advisors or J.P.Morgan Investment Management depending on which entity acts as a Portfolio’s adviser.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS

Asset-backed Securities

Asset-backed securities include securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Prepayment Risks. The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. If asset-backed securities are pre-paid, a Portfolio may have to reinvest the proceeds from these securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Portfolio may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

Bank Obligations

Bank obligations include bankers’ acceptances, certificates of deposit, and time deposits. The Portfolios (other than the Government Bond Portfolio) may invest in bank obligations.

Bankers’ Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise. These drafts are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Portfolio, a bankers’ acceptance must be guaranteed by domestic and foreign banks and savings and loan associations having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).

Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. To be eligible for investment, a certificate of deposit must be issued by: (i) a domestic or foreign branch of a

U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.

The Portfolios may also invest in Eurodollar certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. The Portfolios may also invest in Yankee Certificates of Deposit. Yankee Certificates of Deposits are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Portfolios may also invest in obligations (including bankers’ acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments” herein).

Time Deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and include a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks or savings and loan associations from which a Portfolio could purchase certificates of deposit. Demand Deposits are funds deposited in a commercial bank or a savings and loan association which, without prior notice to the bank, may be withdrawn generally by negotiable draft. All of the Portfolios may utilize Demand Deposits in connection with their day-to-day operations.

Commercial Paper

Commercial paper consists of promissory notes issued by corporations. Although these notes are generally unsecured, the Portfolios may also purchase secured commercial paper. In the event of default of an issuer of secured commercial paper, a Portfolio may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Portfolio would take steps to dispose of such securities or investments in a commercially reasonable manner. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Portfolios only purchase commercial paper that meets the following criteria:

Core Bond Portfolio. The Core Bond Portfolio may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) (such as A-2 or better by Standard & Poor’s Rating Service (“S&P”), Prime-2 or better by Moody’s Investors Service, Inc. (“Moody’s”) or F2 or better by Fitch Ratings (“Fitch”), or R-2 or better by Dominion Bond Rating Service Limited (“Dominion”)) or if unrated, determined by the Adviser to be of comparable quality.

Equity Portfolios. The Equity Portfolios may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s or F2 or better by Fitch or R-2 or better by Dominion) or if unrated, determined by the Adviser to be of comparable quality.

The Portfolios may also invest in Canadian commercial paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Common Stock

Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible Securities

Convertible securities are similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Portfolios base selection of convertible securities, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Portfolio to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Portfolio may hold such common stock in its portfolio even if it does not invest in common stock.

Demand Features

The Core Bond Portfolio and the Balanced Portfolio may invest in securities that are subject to puts and standby commitments (“Demand Features”). A Demand Feature allows a Portfolio to sell securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Portfolio. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Portfolios expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will reduce the yield otherwise payable on the underlying security.

Under a “Stand-By Commitment,” a dealer agrees to purchase, at a Portfolio’s option, specified securities at a specified price. A Portfolio will acquire these commitments only to aid portfolio liquidity and does not intend to exercise the demand feature for trading purposes. Stand-by commitments may also be referred to as put options. Each Portfolio will generally limit its investments in stand-by commitments to 25% of its total assets.

The Portfolios engage in put transactions to maintain flexibility and liquidity, to permit them to meet redemption requests and to remain as fully invested as possible.

Exchange Traded Funds (“ETFs”)

Certain of the Portfolios may invest in ETFs. ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor’s Depository Receipts are ETFs that track the S&P 500. Sector ETFs track companies represented in related industries within a sector of the economy. For example, iShare Dow Jones U.S. Healthcare Sector Index Fund is a

sector ETF that tracks the Dow Jones Healthcare sector. International ETFs track a group of stocks from a specific country. For example, iShares MSCI-Australia tracks the Morgan Stanley Capital International Index for Australia Stocks.

ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publicly issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares GS $ Investor Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the GS $ InvesTop Index.

ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange, and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

The investment vehicles issuing ETFs are not actively managed. Rather, the investment vehicle’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Portfolios may invest in them.

A Portfolio will limit its investments in any one issue of ETFs to 5% of the Portfolio’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Portfolio’s investments in all ETFs will not exceed 10% of the Portfolio’s total assets, when aggregated with all other investments in investment companies.

Foreign Investments

Some of the Portfolios may invest in certain obligations or securities of foreign issuers. Possible investments include equity securities, debt securities (e.g., bonds and commercial paper) of foreign entities, and obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper and Europaper. The Equity Portfolios may purchase sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs, EDRs, and GDRs are not. Therefore, there may be less information available about the issuers of EDRs, GDRs and unsponsored ADRs than about the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

The International Equity Portfolio may invest in securities denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio’s securities are quoted would reduce the Portfolio’s Net Asset Value.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatration of investment income and capital from certain emerging markets is subject to certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Portfolio.

Foreign Currency Exchange Transactions. Because the International Equity Portfolio buys and sells securities and received interest and dividends in currencies other than the U.S. dollar, the Portfolio may enter from time to time into foreign currency exchange transactions. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of the Portfolio’s spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the price of the securities held by the Portfolio or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased vis-à-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Sovereign Obligations. The International Equity Portfolio may invest in sovereign debt obligations including short-term obligations. These securities are issued by foreign governments or their agencies, instrumentalities, authorities or political subdivisions. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market ;prices of sovereign debt, and the Portfolio’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payment of principal or interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Obligations of Supranational Entities. The International Equity Portfolio may invest in obligations of supranational entities designated or supported by governmental entities to promote economic restruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Risk Factors of Foreign Investments

Political and Exchange Risks. Foreign investments may subject a Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

Currency Risk. Foreign securities are typically denominated in foreign currencies. The value of a Portfolio’s investments in securities denominated in foreign currencies will be affected by: (i) changes in currency exchange rates, (ii) the relative strength of the foreign currencies and the U.S. dollar, and (iii) exchange control regulations. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Portfolio. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets.

Emerging Markets Risk. Political and economic structures in countries considered emerging markets countries may be undergoing significant evolutions and rapid development. and such countries may lack the social, politically and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolio’s investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of these securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Portfolio’s investments in such countries illiquid and more volatile than investments in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

Limitations on the Use of Foreign Investments. With respect to all Portfolios permitted to invest in foreign securities, investments in all types of foreign obligations or securities will not exceed 25% of the net assets of a Portfolio.

Futures and Options Trading

The Portfolios may enter into futures contracts, options, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested, reducing transaction costs, or managing interest rate risk.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, or financial indices, including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities. Futures contracts also include a new type of product—the single stock future. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. The Portfolios may use affiliated FCMs or brokerage firms to the extent permitted by the 1940 Act and the regulations issued thereunder. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Portfolios only invest in futures contracts to the extent they could invest in the underlying instrument directly

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded,

•	may be maintained in cash or certain other liquid assets by the Portfolios’ custodian for the benefit of the FCM, and

•	are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian.

Securities and Exchange Commission Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (“SEC”). Under those requirements, where a Portfolio has a long position in a futures contract, it may be required to establish a segregated account containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Portfolio, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Portfolio “covers” a long position.

Liquidity Impact of Margin and SEC Segregation Requirements

Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio’s return could be diminished due to the opportunity losses of foregoing other potential investments.

Limitations on the Use of Futures Contracts

The Portfolios are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. In addition, none of the Portfolios will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Portfolio’s total assets.

Purpose of Utilizing Futures

A Portfolio’s primary purpose in entering into futures contracts is to protect that Portfolio from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its Portfolio securities by a corresponding increase in the value of the futures contract position. A Portfolio could protect against a decline in stock prices by selling Portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Portfolio owns Treasury bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Portfolio’s interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio’s overall performance could be worse than if such Portfolio had not entered into futures contracts if the Adviser’s investment judgment proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its Portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its Portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the amount were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Portfolios will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio’s current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in Portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio’s other investments.

Options Contracts

The Portfolios may use options on securities or futures contracts to reduce investment risk. An option gives the buyer of the option the right (but not the obligation) to purchase a futures contract or security at a specified price (the “strike price”). The purchase price of an option is referred to as its “premium.” Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. If an option is not exercised prior to its expiration, it becomes worthless. This means the buyer has lost the premium paid, while the seller (the “writer”) has received a premium without being required to perform. Increased market volatility and relatively longer remaining life spans generally increase the value of options by increasing the probability of market swings favorable to the holder and unfavorable to the writer during the life of the option.

•	A CALL OPTION gives the buyer the right to purchase a security at a specified price (the “exercise price”) at any time until a certain date. So long as the obligation of the writer of a call option continues, the writer may be required to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer closes the transaction by repurchasing an option identical to that previously sold. To secure the writer’s obligation under a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A call option is “in-the-money” if the strike price is below current market levels and “out-of-the-money” if the strike price is above current market level.

•	A PUT OPTION gives the buyer the right to sell the underlying futures contract or security. The writer of a put option must purchase futures contracts or securities at a strike price if the option is exercised. A put option is “in-the-money” if the strike price is above current market levels and “out-of-the-money” if the strike price is below current market levels.

•	A COVERED OPTION is an option written by a party who owns the underlying position.

•	AN OPENING TRANSACTION is the initial purchase or sale of an option.

•	A CLOSING TRANSACTION is a transaction which effectively ends an option writer’s financial exposure to an existing option obligation. A closing transaction involves entering into an option contract that has the reverse effect of that being closed out. Such an option will be on the same security with the same exercise price and expiration date as the option contract originally opened. The premium which a Portfolio will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was written, depending in large part upon the relative price of the underlying security at the time of each transaction. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security.

Purchasing Call Options

The Portfolios may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

Writing (Selling) Covered Call Options

The Portfolios may write covered call options and purchase options to close out options previously written by the Portfolio. A Portfolio’s purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Portfolio’s total return and will reduce the effect of any price decline of the security involved in the option. Generally, the Portfolios will write covered call options on securities which, in the opinion of the Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio. The Portfolios will write only covered call options. This means that a Portfolio will only write a call option on a security which a Portfolio already owns.

Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Portfolio’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options, which a Portfolio will not do), but capable of enhancing the Portfolio’s total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

The security covering the call will be maintained in a segregated account of the Portfolio’s custodian. Unlike one who owns a security not subject to an option, a Portfolio has no control over when it may be required to sell the underlying security, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be “called away” at a price substantially below the fair market value of the security. Additionally, when a security is called away, the Portfolio’s turnover rate will increase, which would cause a Portfolio to incur additional brokerage expenses. If a call option which a Portfolio has written expires, a Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security.

The Portfolios do not consider a security covered by a call to be “pledged” as that term is used in each Portfolio’s policy which limits the pledging or mortgaging of its assets. Call options written by a Portfolio will normally have expiration dates of less than nine months from the date written.

The premium received is the market value of an option. In determining whether a particular call option should be written, the Adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

From time to time, a Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its Portfolio. In such cases, additional costs will be incurred.

A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing transaction on a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

Purchasing Put Options

The Portfolios may also purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Portfolio, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by the transaction cost.

Writing (Selling) Secured Puts

The Portfolios may write secured puts. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being “put to” the writer at the strike price of the option which may be substantially in excess of the fair market value of the security. If a secured put option expires unexercised, the writer realizes a gain in the amount of the premium.

Engaging in Straddles and Spreads

The Portfolios also may engage in straddles and spreads. In a straddle transaction, a Portfolio either buys a call and a put or sells a call and a put on the same security. In a spread, a Portfolio purchases and sells a call or a put. The Portfolio will sell a straddle when the Adviser believes the price of a security will be stable. The Portfolio will receive a premium on the sale of the put and the call. A spread permits the Portfolio to make a hedged investment that the price of a security will increase or decline.

Combined Positions

The Portfolios may purchase and write options in combination with other Portfolios, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio’s current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Portfolio’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Risk Factors in Options Transactions

Risk of Loss in Purchasing Transactions. When it purchases an option, a Portfolio runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Portfolio exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Portfolio will lose part or all of its investment in the option. This contrasts with an investment by a Portfolio in the underlying securities, since the Portfolio may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, there may be imperfect or no correlation between the changes in market value of the securities held by the Portfolios and the prices of the options.

Risk of Loss in Writing (Selling) Options. When it writes a covered call option, a Portfolio runs the risk that it will be forced to sell a security it owns at below its market value or, alternatively, incur a loss in otherwise extinguishing its obligation under the covered call option. When it writes a secured put option, a Portfolio runs the risk that it will be required to buy a security at above its market price or, alternatively, incur a loss in otherwise extinguishing its obligation under the secured put option.

Judgment of the Adviser. The successful use of the options strategies depends on the ability of the Adviser to assess interest rate and market movements correctly and to accurately calculate the fair price of the option. The effective use of options also depends on a Portfolio’s ability to terminate option positions at times when the Adviser deems it desirable to do so. A Portfolio will take an option position only if the Adviser believes there is a liquid secondary market for the option, however, there is no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

Liquidity. If a secondary trading market in options were to become unavailable, a Portfolio could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A lack of liquidity may limit a Portfolio’s ability to realize its profits or limit its losses.

Market Restrictions. Disruptions in the markets for the securities underlying options purchased or sold by a Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Portfolio as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (“OCC”) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Portfolio has expired, the Portfolio could lose the entire value of its option.

Foreign Investment Risks. Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Limitations on the use of Options

Each Portfolio will limit the writing of put and call options to 25% of its net assets. Some Portfolios may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. The Portfolios will only enter into these option transactions with broker/dealers who have a minimum net worth of $20,000,000.

Government Securities

The Portfolios invest in securities issued by agencies and instrumentalities of the U.S. government. Not all securities issued by U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Portfolio will invest in the obligations of these agencies or instrumentalities only when the Adviser believes that the credit risk is minimal. These include mortgage-related securities.

•	Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”) and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury;

•	Others, such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported by the credit of such securities but for which the Secretary of the Treasury has;

•	The discretionary authority to purchase limited amounts of the agency’s obligations; and

•	Still others, such as the Federal Farm Credit Banks and the Student Loam Marketing Association (“Sallie Mae”) are supported only by the credit of the instrumentality.

The Bond Portfolios may invest in all types of securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac including without limitation funding notes and subordinated benchmark notes. For example, the Bond Portfolios may invest in Fannie Mae’s Subordinated Benchmark Notes® (“Fannie Mae Subordinated Notes”). The Bond Portfolios generally will only purchase Fannie Mae Subordinated Notes rated in one of the three highest rating categories or, if unrated, determined to be of comparable quality by the Adviser. Fannie Mae Subordinated Notes will be unsecured and subordinated and will rank junior in priority to all existing and future liabilities of Fannie Mae, other than those liabilities that by their terms expressly rank equal with or junior to Fannie Mae Subordinated Notes. If capital ratios fall below certain levels, Fannie Mae will cease paying (but not accruing) interest until such capital ratios are restored. Like other securities issued by Fannie Mae, Fannie Mae Subordinated Notes are not guaranteed by the U.S. government. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see “Investment Objectives and Policies—Mortgage-Related Securities” in this Statement of Additional Information.

High Yield/High Risk Securities/Junk Bonds

The Core Bond Portfolio may invest up to 5% of its net assets in corporate and municipal bonds that are rated below investment grade (BB or lower by S&P and Ba or lower by Moody’s). Terms used to describe securities that are rated below investment grade include “high yield securities,” “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds” and “junk bonds.” These securities are considered to be high risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominantly speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Portfolio would experience a decrease in income and a decline in the market value of its investments. The Portfolio may also incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the markets for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion or an issue of lower-rated securities at times. As a result, a Portfolio that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

High Yield Bond Market. Economic downturn, continued volatility in the capital markets or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Portfolio’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

Private Placements. These are bonds are sold directly to a small number of investors, usually institutional, without registration under the Securities Act of 1933, as amended.

Convertible Securities. These are bonds or preferred stocks that convert to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and which have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Portfolio may hold such common stock and other securities even if it does not invest in such securities.

This foregoing list is not definitive. The Prospectus and this Statement of Additional Information list additional types of permissible investments.

Index Investing by the Equity Index Portfolio

The Equity Index Portfolio attempts to track the performance of the S&P 500 Index (the “Index”) to achieve a correlation between the performance of the Portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Portfolio’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Portfolio’s ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by Standard & Poor’s Corporation (“S&P”) and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

S&P chooses the stocks to be included in the Index largely on a statistical basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Index is determined, composed and calculated by S&P without regard to the Equity Index Portfolio. S&P is neither a sponsor of, nor in any way affiliated with the Equity Index Portfolio, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Equity Index Portfolio or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included in the Index. “S&P 500” is a service mark of S&P.

The weights of stocks in the Index are based on each stock’s relative total market value, i.e., market price per share times the number of Shares outstanding. Because of this weighting, approximately 50% of the Index is currently composed of the 50 largest companies in the Index, and the Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange. Typically, companies included in the Index are the largest and most dominant firms in their respective industries.

JPMorgan Investment Advisors generally selects stocks for the Equity Index Portfolio in the order of their weights in the Index beginning with the heaviest weighted stocks. The percentage of the Equity Index Portfolio’s assets to be invested in each stock is approximately the same as the percentage it represents in the Index. No attempt is made to manage the Equity Index Portfolio in the traditional sense using economic, financial and market analysis. The Equity Index Portfolio is managed using a computer program to determine which stocks are to be purchased and sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Portfolio because of changes in the composition of the Index, but such changes should be infrequent.

Impact of Initial Public Offerings on Smaller Portfolios

Initial public offerings (“IPOs”) and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A smaller Portfolio may not experience similar performance as its assets grow.

Investment Company Securities

The Portfolios may invest up to 5% of their total assets in the securities of any one investment company (another mutual fund), but may not own more than 3% of the outstanding securities of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. These limits do not apply to investments in other investment companies to the extent permitted by an order or rule issued by the SEC or as permitted by the 1940 Act. Other investment company securities may include securities of money market mutual funds for which the Adviser or its affiliate serves as investment adviser or administrator. Because other investment companies employ an investment adviser, such investments by the Portfolios may cause shareholders to bear duplicate fees. the Adviser or the affiliate will waive its fee attributable to Portfolio assets invested in funds advised by the Adviser or an affiliate.

Loan Participations and Assignments

Some of the Portfolios may invest in fixed and floating rate loans (“Loans”). Loans are typically arranged through private negotiations between borrowers (which may be corporate issuers or issuers of sovereign debt obligations) and one or more financial institutions (“Lenders”). Generally, the Portfolios invest in Loans by purchasing Loan Participations (“Participations”) or assignments of all or a portion of Loans (“Assignments”) from third parties.

Typically, a Portfolio will have a contractual relationship only with the Lender and not with the borrower when it purchases a Participation. In contrast, a Portfolio has direct rights against the borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Limitations on Investments in Loan Participations and Assignments. Loan Participations and Assignments may be illiquid. As a result, a Portfolio will invest no more than 15% of its net assets in these investments. If a government entity is a borrower on a Loan, the Portfolio will consider the government to be the issuer of a Participation or Assignment for purposes of the Portfolio’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loan Participations and Assignments. A Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to those securities when valuing the Portfolio’s securities and calculating its net asset value.

Mortgage-Related Securities

Mortgage-Backed Securities (“CMOs” AND “REMICs”)

Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). (A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property and other permitted investments).

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as Ginnie Mae;

•	government-related organizations such as Fannie Mae and Freddie Mac; and

•	non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. (Non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stock-holders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Core Bond Portfolio does not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are available.

Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across to different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters, and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Portfolios may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Portfolios may invest will not include residual interest.

Limitations on the use of Mortgage-Backed Securities

The Balanced Portfolio and the Intrepid Mid Cap Portfolio may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through Securities that are rated in one of three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality.

The Government Bond Portfolio may only invest in mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Portfolios may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Portfolio may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality. The Core Bond Portfolio may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality.

Mortgage Dollar Rolls

Some of the Portfolios may enter into Mortgage Dollar Rolls. In a Mortgage Dollar Roll transaction, the Portfolios sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Portfolio enters into mortgage dollar rolls, the Portfolio will hold and maintain a segregated account until the settlement date. The segregated account will contain cash or liquid securities in an amount equal to the purchase price that the Portfolio is required to pay. The Portfolios benefit from a mortgage dollar roll to the extent of:

•	the difference between the price received for the securities sold and the lower price for the future purchase (often referred to as the “drop”); and

•	fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the future purchase.

Unless such benefits exceed the amount of income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of a Portfolio will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon the Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Portfolios currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

Stripped Mortgage Backed Securities

Stripped Mortgage Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Portfolios may lose money on investments in SMBS.

Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. the Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

The Core Bond Portfolio, the Government Bond Portfolio, and the Balanced Portfolio may invest in SMBS to enhance revenues or hedge against interest rate risk. A Portfolio may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolios’ limitations on investments in illiquid securities.

Adjustable Rate Mortgage Loans

The Core Bond Portfolio, the Government Bond Portfolio, and the Balanced Portfolio may invest in adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above a maximum rate or below a minimum rate. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolio’s investments and therefore in the net asset value of the Portfolio’s Shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risk Factors of Mortgage-Related Securities

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity. If a Portfolio purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Portfolios. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return the Portfolios will receive when these amounts are reinvested.

Market Value. The market value of a Portfolio’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates rise faster than the rates of interest payable on these securities or by the adjustable rate mortgage loans underlying the securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying these securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected by increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Portfolio’s principal investment to the extent of the premium paid. On the other hand, if these securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Portfolios invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying these securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Municipal Securities

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as:

1.	bridges,

2.	highways,

3.	roads,

4.	schools,

5.	water and sewer works, and

6.	other utilities.

Other public purposes for which Municipal Securities may be issued include:

1.	refunding outstanding obligations,

2.	obtaining funds for general operating expenses, and

3.	obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “private activity bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities,

2.	qualified residential rental projects,

3.	certain local electric, gas and other heating or cooling facilities,

4.	qualified hazardous waste facilities,

5.	high-speed intercity rail facilities,

6.	governmentally-owned airports, docks and wharves and mass transportation facilities,

7.	qualified mortgages,

8.	student loan and redevelopment bonds, and

9.	bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “industrial development bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities,

2.	sports facilities,

3.	industrial parks,

4.	convention or trade show facilities,

5.	airport, mass transit, port or parking facilities,

6.	air or water pollution control facilities,

7.	sewage or solid waste disposal facilities, and

8.	facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of these bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bonds. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Portfolios may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Portfolio that may purchase municipal securities may purchase:

1.	Short-term tax-exempt General Obligations Notes,

2.	Tax Anticipation Notes,

3.	Bond Anticipation Notes,

4.	Revenue Anticipation Notes,

5.	Project Notes, and

6.	Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

•	general money market conditions,

•	coupon rate,

•	the financial condition of the issuer,

•	general conditions of the municipal bond market,

•	the size of a particular offering,

•	the maturity of the obligations, and

•	the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. the Adviser will consider such an event in determining whether the Portfolio should continue to hold the obligations.

Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

Risk Factors in Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi- family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

•	the value of the bonds may be reduced;

•	Shareholders of the Portfolios may be subject to unanticipated tax liabilities;

•	a Portfolio may be required to sell the bonds at the reduced value;

•	it may be an event of default under the applicable mortgage;

•	the holder may be permitted to accelerate payment of the bond; and

•	the issuer may be required to redeem the bond.

In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

Information Risk. Information about the financial condition of issuers of Municipal Securities may be less readily available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Portfolio’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some state statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien.)

Litigation and Current Developments. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Portfolio’s Municipal Securities in the same manner.

New Legislation. From time to time, proposals have been introduced before Congress that would restrict or eliminate the Federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of these proposals could have on (i) the availability of Municipal Securities for investment by the Portfolios, and (ii) the value of the Portfolios’ investments.

Limitations on the Use of Municipal Securities

The Portfolios may invest in Municipal Securities if the Adviser dvisors determines that such Municipal Securities offer attractive yields. The Portfolios which invest in Municipal Securities may do so either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each certificate or instrument, any discount accruing on the certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from Federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the Federal alternative minimum tax.

The Portfolios which invest in Municipal Securities may also do so by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Portfolio in connection with the arrangement. A Portfolio will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from Federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the Federal alternative minimum tax.

New Financial Products

New options and futures contracts and other financial products, and various combinations thereof, continue to be developed. These various products may be used to adjust the risk and return characteristics of each Portfolio’s investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of each Portfolio would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Portfolio to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

PERCS*

The Equity Portfolios may invest in Preferred Equity Redemption Cumulative Stock (“PERCS”) which is a form of convertible preferred stock that actually has more of an equity component than it does fixed income characteristics. These instruments permit companies to raise capital via a surrogate for common equity. PERCS are preferred stock which convert to common stock after a specified period of time, usually three years, and are considered the equivalent of equity by the ratings agencies. Issuers pay holders a substantially higher dividend yield than that on the underlying common, and in exchange, the holder’s appreciation is capped, usually at about 30 percent. PERCS are mandatorily convertible into common stock. However, PERCS may be called at any time at an initial call price that reflects a substantial premium to the stock’s issue price. PERCS offer a higher dividend than that available on the common stock, but in exchange the investors agree to the company placing a cap on the potential price appreciation. The call price declines daily in an amount that reflects the incremental dividend that holders enjoy. PERCS are listed on an exchange where the common stock is listed.

*	PERCS is a registered trademark of Morgan Stanley Co. Incorporated, which does not sponsor and is in no way affiliated with JPMorgan Insurance Trust.

Preferred Stock

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

Real Estate Investment Trusts (“REITs”)

Certain of the Portfolios may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Other possible risks include failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Securities Act of 1933 (the “1933 Act”).

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Repurchase Agreements

Repurchase Agreements. The Portfolios may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser’s credit guidelines. A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which the Portfolio is permitted to invest. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Portfolio to the seller. Except in the case of a tri-party agreement, the maximum term of a repurchase agreement will be seven days. In the case of a tri-party agreement, the maximum maturity will be 95 days, or as limited by the specific repurchase agreement. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 95 days from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Portfolios’ restrictions on purchases of illiquid securities. The Portfolios will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Portfolios in each agreement plus accrued interest. The repurchase agreements further authorize the Portfolios to demand additional collateral in the event that the value of the collateral falls below 100%. The Portfolios will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian.

A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Portfolio, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Portfolio.

Certain of the Portfolios may invest in repurchase agreements where the underlying securities are equity securities or non-governmental securities but only if the Portfolios would be permitted to invest in such securities directly. These repurchase securities are subject to additional risks.

Reverse Repurchase Agreements

The Portfolios may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Portfolio would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Portfolio entered into a reverse repurchase agreement, it would establish a segregated custodial account. The Portfolio would deposit assets (such as cash or liquid securities) that have a value equal to the repurchase price (including accrued interest). The Portfolio would then monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered by the SEC to be borrowings by a Portfolio under the 1940 Act.

Restricted Securities

Some of the Portfolios may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act and other restricted securities. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolios, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Portfolios intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including Section 4(2) commercial paper and Rule 144A Securities, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Portfolios believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed the Adviser to consider the following criteria in determining the liquidity of certain restricted securities:

•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

Certain Section 4(2) commercial paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(2) commercial paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter and the guidelines adopted by the Trust’s Board of Trustees (the “Guidelines”), are met:

•	The 4(2) paper must not be traded flat or in default as to principal or interest;

•	The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by the Adviser to be of equivalent quality;

•	the Adviser must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program;

•	the Adviser shall monitor the liquidity of the 4(2) commercial paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid. If such determination causes a Portfolio to hold more than 15% of its net assets in illiquid securities, the Board of Trustees shall consider what action, if any, should be taken on behalf of the Trust, unless the Adviser is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Portfolio’s holdings of illiquid assets to less than 15% of its net assets; and

•	the Adviser shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these Guidelines no less frequently than quarterly.

Securities issued in connection with Reorganizations or Corporate Restructuring

The Bond Portfolios may invest in high yield securities. See “High Yield/High Risk Securities/Junk Bonds.” In addition, debt securities may be downgraded or issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Bond Portfolios may hold such common stock and other securities even though they do not ordinarily invest in such securities.

Securities Lending

To generate additional income, each of the Portfolios may lend up to 33 1/3% of the Portfolio’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Collateral may include cash, securities of the U.S. government or its agencies, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral. The Portfolios receive payments from the borrowers equivalent to the dividends and interest which would have been earned on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments permitted by the applicable Portfolio’s Prospectus. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing under guidelines established by the Trust’s Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolios will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio’s investment in the securities which are the subject of the loan. Loans are subject to termination by the Portfolios or the borrower at any time, and therefore are not considered to be illiquid investments.

Short-term Funding Agreements

To enhance yield, some of the Portfolios may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to these agreements, a Portfolio makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Portfolio on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Portfolio will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Portfolio to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Portfolio only if, at the time of purchase, no more than 15% of the Portfolio’s net assets will be invested in short-term funding agreements and other illiquid securities.

Structured Instruments

Structured instruments are debt securities issued by agencies of the U.S. government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

The terms of structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payments.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by the Adviser, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available for publicly traded debt securities (i.e., the existence of a trust indenture). In that case, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See “Swaps, Caps and Floors.”

The Portfolios will invest only in structured securities that are consistent with each Portfolio’s investment objective, policies and restrictions and the Adviser’s outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, a Portfolio will not invest in structured instruments if the terms of the structured instrument provide that the Portfolio may be obligated to pay more than its initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

Structured instruments that are registered under the Federal securities laws may be treated as liquid. However, many structured instruments may not be registered under the Federal securities laws. In that event, a Portfolio’s ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. The Portfolio will treat these instruments as illiquid, and will limit its investments in these instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Portfolio.

Swaps, Caps and Floors

The Portfolios may enter into swaps, caps, and floors (collectively, “Swap Contracts”) on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to provide inflation protection, to protect the value of the Portfolio from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Portfolio’s investments are traded. The Portfolios may enter into these transactions to manage their exposure to changing interest rates and other market factors or for non-hedging purposes. Some transactions may reduce each Portfolio’s exposure to market fluctuations while others may tend to increase market exposure. Although different from options, futures and options on futures, swap contracts are used by the Portfolios for similar purposes (i.e., risk management and hedging) and therefore, expose the Portfolios to generally the same risks and opportunities as those investments.

Swap contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Portfolio may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments.

Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

Because swap contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Portfolio, the Portfolio may suffer a loss. To address this risk, each Portfolio will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Portfolio to the counterparty, one to the Portfolio from the counterparty) are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In addition, the Portfolio may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Portfolios may enter into swaps that require transfers of collateral for changes in market value.

In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Portfolio to close out its obligations under the swap contract prior to its maturity. Under these circumstances, the Portfolio might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Portfolio is able to negotiate such an offsetting swap contract, however, the Portfolio could be subject to continued adverse developments, even after the Adviser determines that it would be prudent to close out or offset the first swap contract.

The Portfolios will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in one of the top two rating categories by at least one NRSRO, or if unrated, determined by the Adviser to be of comparable quality.

The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Portfolio securities transactions. If the Adviser is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an “appreciated financial position” will accelerate gain to the Portfolios.

To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid portfolio securities, the Portfolios and the Adviser believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Portfolio’s borrowing restrictions. The net amount of the excess, if any, of each Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios’ custodian. The Bond Portfolios generally will limit their investments in swaps, caps and floors to 25% of their total assets.

Credit Default Swaps

As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (CDS), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security).

Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Portfolio will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where a Portfolio is a seller of a CDS, if the CDS is physically settled, the Portfolio will be required to segregate the full notional amount of the CDS.

If a Portfolio is a seller of a CDS contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a buyer of a CDS contract, the Portfolio would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Portfolio.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Treasury Receipts

The Portfolios (except the Government Bond Portfolio) may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts, in which an entity other than the government separates the interest and principal components, are not considered government securities, unless such securities are issued through the Treasury STRIPS program.

U.S. Treasury Obligations

The Portfolios may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of those obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). The Portfolios also may invest in Inflation Indexed Treasury Obligations.

Variable and Floating Rate Instruments

Certain obligations purchased by the Portfolios may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes and participation certificates.

Variable Amount Master Demand Notes are demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

The Portfolios, subject to their investment objective policies and restrictions, may acquire Variable and Floating Rate Instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon adjustment, can reasonably be expected to have a market value that approximates its par value.

The Portfolios may purchase Extendable Commercial Notes. Extendable Commercial Notes are variable rate notes which normally mature within a short period of time (e.g., one month), but which may be extended by the issuer for a maximum maturity of 13 months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Portfolio will be determined by the Adviser under guidelines established by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Portfolio’s investment policies. In making these determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of these instruments (these issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Portfolio. The absence of an active secondary market could make it difficult for the Portfolio to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Portfolio will purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Portfolio’s assets at a favorable rate of return.

The Small Cap Equity Portfolio may invest in Participation Certificates issued by a bank, insurance company or other financial institution with respect to securities owned by such institutional or affiliated organizations. A Participation Certificate gives the Portfolio an undivided interest in the security in the proportion that the Portfolio’s participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees has determined meets the prescribed quality standards for the Portfolio.

The Small Cap Equity Portfolio may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Portfolio’s participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by the Portfolio. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Portfolio will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Portfolio retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting the Portfolio to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. The Portfolio’s ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank’s obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

The Small Cap Equity Portfolio may also invest in certificates of indebtedness or safekeeping which are documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Portfolio’s yields may decline; however, during periods when interest rates increase, the Portfolio’s yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Portfolio to pay a “tender fee” to a third party.

Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Portfolio’s net assets only if these instruments are subject to a demand feature that will permit the Portfolio to receive payment of the principal within seven days after demand by the Portfolio. There is no limit on the extent to which a Portfolio may purchase demand instruments that are not illiquid. If not rated, these instruments must be found by the Adviser under guidelines established by the Trust’s Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a Nationally Recognized Statistical Rating Organization that is not affiliated with the issuer or guarantor of the instruments. For a description of ratings, see Appendix A.

Warrants

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely. In some situations, it may be advantageous for a Portfolio to exercise a warrant to preserve the value of the investment. If a warrant is exercised, a Portfolio may hold common stock in its portfolio even if it does not invest in common stock.

When-issued Securities and Forward Commitments

The Portfolios may purchase securities on a “when-issued” and forward commitment basis. When a Portfolio agrees to purchase securities on this basis, the Portfolio’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Portfolios may purchase securities on a when-issued basis when deemed by the Adviser to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. The Portfolios generally will not pay for these securities or earn interest on them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. When the Adviser purchases a when-issued security, the custodian will set aside cash or liquid securities to satisfy the purchase commitment. In this case, a Portfolio may be required subsequently to place additional assets in the separate account to assure that the value of the account remains equal to the amount of the Portfolio’s commitment. In addition, when a Portfolio engages in “when-issued” transactions, it relies on the seller to complete the trade. Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

Each of the Portfolios may purchase securities on a forward commitment basis. In order to invest a Portfolio’s assets immediately while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission (“SEC”) concerning such purchases. Since that policy currently recommends that an amount of a Portfolio’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash, cash equivalents or liquid securities equal to the amount of such Portfolio’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Portfolio’s assets reserved for payment of a commitment will equal the amount of such commitments purchased by the respective Portfolio.

Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Portfolio’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Portfolio will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, sale of the forward commitment securities themselves (which may have a value greater or lesser than such Portfolio’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Portfolio from recovering the collateral or completing the transaction.

To the extent a Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

Limitations on the use of when-issued securities and forward commitments. No Portfolio intends to purchase “when-issued” securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Portfolio’s liquidity and the ability of the Adviser to manage the Portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Portfolio’s total assets. A Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

Temporary Defensive Positions

To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.

INVESTMENT RESTRICTIONS

The following investment restrictions are “fundamental policies” of each Portfolio. The investment objectives of each Portfolio (which can be found in response to the first question in each of the Risk/Return Summaries) are also “fundamental policies.” Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio’s outstanding Shares. The term “majority of the outstanding Shares” means the vote of (i) 67% or more of the Portfolio’s Shares present at a meeting, if more than 50% of the outstanding Shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding Shares, whichever is less.

Each Portfolio (except for the International Equity and Small Cap Equity Portfolios) may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Portfolio’s assets. With respect to the Equity Index Portfolio, no more than 10% of the Portfolio’s assets may be invested in securities issued or guaranteed by the United States, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a nongovernmental user, such user would be considered the issuer. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered securities issued or guaranteed by the United States, its agencies or instrumentalities (“Government Securities”) for purposes of the Equity Index Portfolio’s 10% limitation on investments in Government Securities.

Each Portfolio may not:

1. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

2. Underwrite the securities of other issuers except to the extent that a Portfolio may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

3. (i) Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or (ii) operate as a commodity pool, in each case, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. Purchase or sell real estate (however, each Portfolio may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

5. Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or as permitted by order or interpretation of the SEC.

Each Portfolio (except for the Large Cap Value Portfolio, the International Equity Portfolio and the Small Cap Equity Portfolio) may not:

1. Purchase participations or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Portfolios in marketable securities of companies engaged in such activities are not hereby precluded).

2. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

3. Purchase securities on margin or sell securities short.

4. Make loans, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

The International Equity Portfolio, the Small Cap Equity Portfolio and the Large Cap Value Portfolio may:

1. Make loans to other persons in accordance with the Portfolio’s investment objectives and policies and to the extent permitted by applicable law.

The following investment restrictionsare non-fundamental and therefore can be changed by the Board of Trustees without prior shareholder approval.

1. No Portfolio may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

The foregoing percentage applies at the time of purchase of a security. the Adviser shall report to the Board of Trustees promptly if any of a Portfolio’s investments are no longer determined to be liquid or if the market value of Portfolio assets has changed if such determination or change causes a Portfolio to hold more than 15% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Adviser is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Portfolio’s holdings to less than 15% of its net assets.

2. The International Equity Portfolio the Small Cap Equity Portfolio and the Large Cap Value Portfolio each may not make short sales of securities other than short sales “against the box”, maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio. The International Equity Portfolio and the Small Cap Equity Portfolio each do not currently intend to make short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

3. The International Equity Portfolio, the Small Cap Equity Portfolio and the Large Cap Value Portfolio may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

4. The International Equity Portfolio, the Small Cap Equity Portfolio and the Large Cap Value Portfolio may not purchase or sell interest in oil, gas or mineral leases.

5. The International Equity Portfolio, the Small Cap Equity Portfolio and the Large Cap Value Portfolio may make loans to other persons, in accordance with the Portfolio’s investment objective and policies and to the extent permitted by applicable law.

6. Each of the International Equity Portfolio and the Small Cap Equity Portfolio may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

For investment restriction purposes for the International Equity Portfolio, the issuer of a tax exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

Certain Portfolios also have the following non-fundamental investment policies which may be changed by the Board of Trustees. If the Board would change these policies, shareholders would be provided at least 60 days prior written notice of the change.

1.	Under normal circumstances, the Government Bond Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in bonds issued by the U.S. government and its agencies and instrumentalities.

2.	Under normal circumstances, the Core Bond Portfolio will invest at least 80% of its net assets (including borrowing for investment purposes) in bonds.

3.	Under normal circumstances, at least 80% of the Large Cap Growth Portfolio’s net assets (including borrowings for investment purposes) will be invested in the equity securities of large, well-established companies.

4.	Under normal circumstances, at least 80% of the Diversified Equity Portfolio’s net assets (including borrowings for investment purposes) will be invested in equity securities.

5.	Under normal circumstances, at least 80% of the Diversified Mid Cap Growth Portfolio’s net assets (including borrowings for investment purposes) will be invested in equity securities of mid-cap companies, including common stocks and debt securities and preferred stocks both of which are convertible to common stock.

6.	Under normal circumstances, at least 80% of the Intrepid Mid Cap Portfolio’s net assets (including borrowings for investment purposes) will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid-cap companies.

7.	Under normal circumstances, at least 80% of the Diversified Mid Cap Value Portfolio’s net assets (including borrowings for investment purposes) will be invested in equity securities of mid-cap companies, including common stocks and debt securities and preferred stocks both of which are convertible to common stock.

Portfolio Turnover

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Portfolio’s purchases or sales of securities (excluding short-term securities) by the average market value of the Portfolio. The Adviser intends to manage each Portfolio’s assets by buying and selling securities to help attain its investment objective. The table below sets forth the Portfolios’ portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Portfolio’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions. Higher portfolio turnover also results in higher transaction costs.

Portfolio[1]	2004	2005
Government Bond Portfolio	14%	10%
Balanced Portfolio	52%	41%
Large Cap Growth Portfolio	95%	92%
Diversified Mid Cap Growth Portfolio	74%	113%
Equity Index Portfolio	14%	12%
Core Bond Portfolio	15%	17%
Intrepid Mid Cap Portfolio	98%	151%
Diversified Mid Cap Value Portfolio	75%	55%
Diversified Equity Portfolio	84%	74%

[1]	The Large Cap Value Portfolio, the International Equity Portfolio and the Small Cap Equity Portfolio have not commenced operations as of the date of this SAI, therefore, there is no Portfolio Turnover information for these Portfolios.

Portfolio turnover may vary greatly from year to year as well as within a particular year.

Additional Tax Information Concerning the Portfolios

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies separate accounts for the purpose of funding variable annuity contracts or variable life insurance policies (“variable insurance contracts”). This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies under Subchapter M of the Code, the regulations promulgated thereunder, published rulings and court decisions, all as currently in effect, and the application of the diversification rules of Section 817(h) of the Code. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

For information concerning the federal income tax consequences to a holder of a variable insurance contract, refer to the prospectus or other documents for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of the Portfolio, no attempt is made here to describe the tax aspects of a direct investment by a contract holder in such Portfolio.

It is the policy of each Portfolio to meet the requirements necessary to qualify each year as a “regulated investment company” under Subchapter M of the Code. By following such policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

In order to qualify as a regulated investment company, each Portfolio must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Portfolio’s total assets is represented by cash or cash items, United States government securities, securities of other regulated investment companies, and other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States government securities or the securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Portfolio’s investments. If a Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its Income distributed to shareholders, provided the Portfolio distributes during its taxable year at least 90% of the sum of (a) its investment company taxable income (as that term is defined in the Code) and (b) the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income. Each Portfolio intends to make sufficient distributions to shareholders to meet this requirement.

If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the diversification requirements described above, with the result that the variable insurance contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special treatment.

Variable insurance contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity or variable life contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59  1/2 , a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

In addition to the diversification requirements applicable to all regulated investment companies discussed above, the Code imposes certain diversification standards on the underlying assets of variable life or variable annuity contracts held in the Portfolios. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable life or variable annuity contract as such would result in immediate imposition of federal income tax on variable life or variable annuity contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable insurance contracts. Because Section 817(h) and those regulations treat the assets of a Fund as assets of the related separate account, these regulations are imposed on the assets of the Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% of the value of its assets is represented by any two investments, no more than 80% of the value of its assets is represented by any three investments, and no more than 90% of the value of its assets is represented by any four investments. For the purposes of this rule, all securities of the same issuer, all interests in a single real estate project, and all interests in the same commodity are treated as a single investment, but each government agency or instrumentality is treated as a separate issuer. Alternatively, a Portfolio will be treated as meeting this requirement for any quarter of its taxable year if, as of the close of such quarter, the Portfolio meets the diversification requirements applicable to regulated investment companies generally (described above) and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, and securities of other regulated investment companies.

The Internal Revenue Service (“IRS”) has indicated that a degree of investor control over the investment options underlying variable insurance contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable insurance contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. For example, the Portfolios are more specific in focus than the investment strategies described in the IRS rulings in which “the ability to choose among broad investment strategies such as stocks, bonds, or money market instruments,” was held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. In most, although not necessarily all circumstances, the Portfolios are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to § 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolios, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. Each Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable insurance contract owners to be considered the owners of the shares of the Portfolio.

Treasury regulations provide that a variable annuity contract will be able to look through to the assets held by a Portfolio for the purpose of meeting the diversification test if the Portfolio meets certain requirements. Each Portfolio will be managed in such a manner as to comply with the diversification requirements and to allow the variable annuity contracts to be treated as owning a proportionate share of such Portfolio’s assets. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of such Portfolio.

The above discussion of the federal income tax treatment of the Portfolios assumes that all the insurance company accounts holding Shares of a Portfolio are either segregated asset accounts underlying variable contracts as defined in Section 817(d) of the Code or the general account of an insurance company as defined in Section 816 of the Code. Additional tax consequences may apply to holders of variable contracts investing in a Portfolio if any of those contracts are not treated as annuity, endowment or life insurance contracts.

Under Treasury regulations, if a shareholder realizes a loss on a disposition of the Portfolio’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (such as an insurance company holding the separate accounts referenced in this SAI), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as the separate accounts that own Shares of the Portfolios, are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not reduce the taxable income of the insurance company holding the separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative, judicial or administrative action and such changes may be retroactive.

In addition, the foregoing is only a summary of some of the important federal tax considerations generally affecting holders of variable life or variable annuity contracts investing in a Portfolio. No attempt is made to present herein a complete explanation of the federal income tax treatment of each Portfolio or of the holders of such variable contracts, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult with their tax advisers with specific reference to their own tax situation, including the potential application of state, local, and (if applicable) foreign taxes.

As of December 31, 2005, the following Portfolios had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires
	2009	2010	2011	2012	2013	Total
Diversified Mid Cap Growth Portfolio	$—	$—	$—	$—	$—	$—
Diversified Mid Cap Value Portfolio	$—	$—	$—	$—	$—	$—
Intrepid Mid Cap Portfolio	$—	$—	$—	$—	$—	$—
Large Cap Growth Portfolio	$60,562	$50,266	$15,519	$—	$4,697	$131,044
Diversified Equity Portfolio	$—	$4,512	$5,483	$—	$—	$9,995
Equity Index Portfolio	$530	$4,042	$—	$—	$—	$4,572
Balanced Portfolio	$—	$—	$4,650	$—	$—	$4,650
Core Bond Portfolio	$—	$—	$400	$224	$—	$624
Government Bond Portfolio	$—	$—	$—	$131	$—	$131

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolios’ next taxable year. For the period ended December 31, 2005, the Portfolios did not defer any post-October capital loss carryforwards.

VALUATION

Valuation of the Portfolios

Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the “primary exchange”) that is reported before the time when the net assets of the Portfolios are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Portfolios, are closed. The Portfolios have implemented fair value pricing on a daily basis for equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Portfolios. The fair value pricing utilizes the quotations of an independent pricing service, unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Portfolios are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

Futures, options and other derivatives are valued on the basis of available market quotations.

Securities of other open-end investment companies are valued at their respective NAVs.

Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Portfolios’ securities. The Portfolios’ Administrator has established a Fair Valuation Committee (“FVC”) to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board’s Valuation Committee in other situations. This FVC includes senior representatives from Portfolios’ management as well as the Portfolios’ investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Portfolio’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE

The net asset value of each Portfolio is determined and its Shares are priced as of the times specified in the Portfolios’ Prospectus. The net asset value per Share of each Portfolio is calculated by determining the value of the interest in the securities and other assets of the Portfolio, less liabilities and dividing such amount by the number of Shares of the Portfolio outstanding.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolios are sold continuously to insurance company separate accounts. The Portfolios may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the “Exchange”) is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

The securities, if any, to be paid in-kind to the separate account will be selected in such manner as the Board of Trustees deems fair and equitable. In such cases, the separate account might incur brokerage costs should it wish to liquidate these portfolio securities.

Effective May 1, 2006, the Diversified Mid Cap Value Portfolio will only accept new purchases as described as follows: (i) the Portfolio will continue to accept new purchase from variable insurance contracts that offered the Portfolio as a funding vehicle prior to May 1, 2006 and (ii) dividends and capital gains distributions which are automatically reinvested in Portfolio shares will continue to be reinvested.

The Diversified Mid Cap Value Portfolio will not allow any new variable annuity contracts or variable life insurance policies to offer the portfolio on or after May 1, 2006; however, any contract owners in an existing variable insurance contract will be permitted to continue to purchase new shares on and after May 1, 2006. The Diversified Mid Cap Value Portfolio reserves the right to change this policy at any time.

Dividends

All dividends are distributed to separate accounts on an annual basis and will ordinarily be automatically reinvested in Portfolio Shares unless an election is made on behalf of a separate account to receive some or all of the dividends in cash.

MANAGEMENT OF THE TRUST

Trustees

The names of the Trustees of the Portfolios, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the other JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth); Positions With the Portfolios (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	120	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971-1988).	120	None.

Name (Year of Birth); Positions With the Portfolios (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Funds* since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	120	Director, Cardinal Health, Inc (CAH) (1994-present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998-1999).	120	Director, Albert Einstein School of Medicine (1998-present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director, Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President - Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	120	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Funds* since 1994.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	120	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Funds* since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	120	Trustee, Mather LifeWays (1994-present); Trustee, Carleton College (2003-present).

Name (Year of Birth); Positions With the Portfolios (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985- 2001).	120	Director, Radio Shack Corporation (electronics) (1987-present); Director, The National Football Foundation and College Hall of Fame (1994-present); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Funds* since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	120	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	120	Trustee, Morgan Stanley Funds (198 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Funds* since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (January 2000 to present); Director of Investments, Eli Lilly and Company (1988-1999).	120	Director, AMS Group (2001-present); Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	120	None.

Name (Year of Birth); Positions With the Portfolios (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Interested Trustee

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	120	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Marion and Washington County, Kentucky Airport Board (1998-present); Trustee, Catholic Education Foundation (2005-present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently serves includes eight registered investment companies (120 funds).
*	Heritage One Group Funds includes all the funds of the former One Group Mutual Funds and all the portfolios of the former One Group Investment Trust.
**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy of the Trusts, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

Standing Committees

There are four standing committees of the Board of Trustees: Audit Committee, Compliance Committee Governance Committee, and Investment Committee.

The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Portfolios’ independent registered public accounting firm; (ii) evaluate the independence of the Portfolios’ independent registered public accounting firm; (iii) oversee the performance of the Portfolios’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Portfolios’ securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Portfolios’ independent audit and the financial statements of the Portfolios; and (vii) act as a liaison between the Portfolios’ independent registered public accounting firm and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit and Valuation and Compliance Committee responsibilities for oversight of the valuation of portfolio securities from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. When the Portfolios’ valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee acts in lieu of the full Board. The Audit Committee was formed February 19, 2005 and, prior to that time, the predecessor Audit Committee of the Trusts was comprised of all of the members of the Board. The Audit Committee or the predecessor Audit Committee met seven times during the fiscal year ended December 31, 2005.

As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Compliance Committee are to (i) oversee the Portfolios’ compliance with legal and regulatory and contractual requirements and the Portfolios’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Portfolios’ Chief Compliance Officer. The Compliance Committee was formed on February 19, 2005 and the Compliance Committee or its predecessor Valuation and Compliance Committee met four times during the fiscal year ended December 31, 2005.

The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each an Independent Trustee of the Portfolios. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Portfolios; (vi) oversight of ongoing litigation affecting the Portfolios, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (viii) oversight and review of matters with respect to service providers to the Portfolios (except the Portfolios’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Portfolios, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met five times during the fiscal year ended December 31, 2005.

Each member of the Board, except for Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Portfolios, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Bond Portfolios, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. None of the Portfolios are overseen by the sub-committee overseeing the money market funds and alternative products. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Portfolios, as well as any sub-adviser to the Portfolios. The primary purpose of each suc-committee is to (i) assist the Boards in their oversight of the investment management services provided by the Adviser to the Portfolios designated for review by each sub-committee; and (ii) review and make recommendations to the Investment Committee and/or the Board, concerning the approval of proposed new or continued advisory and distribution arrangements for the Portfolios or for new portfolios. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board, to the sub-committees receive reports concerning investment management topics, concerns or exceptions with respect to particular Portfolios that the sub-committee is assigned to oversee, and work to facilitate the understanding by the Investment Committee and the Board of particular issues related to investment management of Portfolios reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met five times during the fiscal year ended December 31, 2005.

Ownership of Securities. As of December 31, 2005, none of the Trustees beneficially owned any equity securities of the Trust which are held exclusively through insurance company separate accounts. Certain of the Trustees have a beneficial interest in shares of the Fund Complex, either directly or through participation in the Fund Complex’s Deferred Compensation Plans.

Name of Trustee	Dollar Range of Equity Securities in the Portfolios of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by the Trustee in the Fund Complex(1)

Independent Trustees
William J. Armstrong	None	Over $100,000
Roland R. Eppley, Jr.	None	Over $100,000
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	$50,001 - $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Marilyn McCoy	None	Over $100,000
William G. Morton, Jr.	None	Over $100,000
Robert A. Oden, Jr.	None	Over $100,000
Fergus Reid, III	None	Over $100,000
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	$50,001 - $100,000

Interested Trustee
Leonard M. Spalding, Jr.	None	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies (120 funds).

As of December 31, 2005, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

As of July 1, 2005, the funds in the JPMorgan Funds Complex pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by the Trust and Fund Complex for the calendar year ended December 31, 2005 is set forth below:

Aggregate Trustee Compensation Paid by the Funds

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex(1)
Independent Trustees
William J. Armstrong	$1,472	N/A	N/A	$204,417
Roland R. Eppley, Jr.	1,135	N/A	N/A	157,417
John F. Finn	1,554	N/A	N/A	0	(2)
Dr. Matthew Goldstein	1,308	N/A	N/A	179,833
Robert J. Higgins	1,305	N/A	N/A	179,833
Peter C. Marshall	2,013	N/A	N/A	229,333
Marilyn McCoy	1,794	N/A	N/A	0	(3)
William G. Morton, Jr.	1,135	N/A	N/A	157,417
Robert A. Oden, Jr.	1,495	N/A	N/A	137,250	(4)
Fergus Reid, III	2,216	N/A	N/A	309,000
Frederick W. Ruebeck	1,652	N/A	N/A	190,500
James J. Schonbachler	1,135	N/A	N/A	157,417

Interested Trustee
Leonard M. Spalding, Jr.	1,472	N/A	N/A	204,417

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (120 portfolios).
(2)	Does not include $176,250 of Deferred Compensation.
(3)	Does not include $207,083 of Deferred Compensation.
(4)	Does not include $32,500 of Deferred Compensation.

The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which the Trustees are permitted to defer part or all of their compensation. Amounts deferred are deemed invested in shares of one or more series of the JPMorgan Trust I, JPMorgan Trust II, Undiscovered Managers Funds, J.P. Morgan Mutual Fund Group, J.P. Morgan Fleming Mutual Fund Group, Inc. and the J.P. Morgan Mutual Fund Investment Trust, as selected by the Trustee from time to time, to be used to measure the performance of a Trustee's deferred compensation account. Amounts deferred under the Deferred Compensation Plan will be deemed to be invested in Select Class Shares of the identified funds, unless Select Class Shares are not available, in which case the amounts will be deemed to be invested in Class A Shares. A Trustee's deferred compensation account, will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee). Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification. Messrs. Finn, Oden, Eppley and Spalding are the only Trustees who currently are deferring compensation under the Deferred Compensation Plan. Other Trustees have accounts under the Deferred Compensation Plan representing amounts deferred under the Deferred Compensation Plan or predecessor plans in prior years.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Officers

The Portfolios’ executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Portfolios. The officers hold office until a successor has been elected and duly qualified. As of December 31, 2005, the Trust has no employees and as of this date, did not provide any compensation to Officers of the Trust.

The names of the officers of the Portfolios, together with their year of birth, information regarding their positions held with the Portfolios and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)	Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions throughout the firm in business management, marketing, and sales.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996 - 2001, an independent company owned by the Board of Directors/ Trustees of the JPMorgan Funds prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personnel trading and compliance testing since 2004. Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Michael C. Raczynski (1975) Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

JPMorgan Investment Advisors, the investment adviser to certain Portfolios, is an “affiliated person” of the Trust within the meaning of that term under the 1940 Act. Certain individuals, who are also officers of the Trust, hold or have held positions with JPMorgan Investment Advisors as follows: Nancy E. Fields served as Project Manager, One Group, from July 1999 to October 1999.

Investment Advisers

JPMorgan Investment Advisors Inc.

Investment advisory services to each of the Portfolios (except International Equity Portfolio, Large Cap Value Portfolio and Small Cap Value Portfolio) are provided by JPMorgan Investment Advisors. JPMorgan Investment Advisors makes the investment decisions for the assets of the Portfolios and continuously reviews, supervises and administers the Portfolios’ investment program, subject to the supervision of, and policies established by, the Trustees. The Portfolios’ Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of any bank affiliate of JPMorgan Investment Advisors and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

JPMorgan Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase, a bank holding company incorporated in the state of Delaware. JPMorgan Chase operates banking offices in 18 states and in selected international markets. JPMorgan Chase also engages in other business related to banking and finance, including credit card and merchant processing, consumer and education finance, mortgage lending and servicing, insurance, venture capital, investment and merchant banking, trust, brokerage, investment management, leasing, community development and data processing. These activities are conducted through bank subsidiaries and nonbank subsidiaries.

On July 1, 2004, Bank One Corporation, the former indirect corporate parent of JPMorgan Investment Advisors, merged into J.P. Morgan Chase & Co. (now officially known as JPMorgan Chase & Co.). On that date, JPMorgan Investment Advisors became an indirect, wholly-owned subsidiary of JPMorgan Chase. The Distributor and Administrator of the Portfolios are also subsidiaries of JPMorgan Chase. JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, that was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United State and the world. The firm, through its predecessor companies, has been in business for over a century.

JPMorgan Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of JPMorgan Chase, which have considerable experience in the management of open-end management investment company portfolios, including JPMorgan Trust II (an open-end management investment company which consists of 43 separate Funds as of December 31, 2004, some of which have similar names as the Portfolios of the Trust and are managed similarly to such Portfolios) since 1985.

All investment advisory services are provided to the Portfolios by JPMorgan Investment Advisors pursuant to an Amended and Restated Investment Advisory Agreement dated February 17, 1999 (the “Advisory Agreement”). Unless sooner terminated, the Advisory Agreement will continue in effect until August 31, 2005, and will continue in effect as to a particular Portfolio indefinitely if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Portfolio (as defined under “ADDITIONAL INFORMATION—Miscellaneous” in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated as to a particular Portfolio at any time on 60 days’ written notice without penalty by:

1.	the Trustees,

2.	vote of a majority of the outstanding Shares of that Portfolio, or

3.	the Portfolio’s Adviser, as the case may be.

The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the Investment Company Act of 1940.

The Advisory Agreement provides that JPMorgan Investment Advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations under the Advisory Agreement.

JPMorgan Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, at the following percentages of the average daily net assets of each Portfolio (some of these fees were decreased to this level effective May 1, 2006 as noted in the Portfolios’ prospectus):

Name of Portfolio	Percentage
Core Bond Portfolio	0.40
Government Bond Portfolio	0.40
Balanced Portfolio	0.55
Diversified Mid Cap Growth Portfolio	0.65
Large Cap Growth Portfolio	0.65
Equity Index Portfolio	0.25
Diversified Equity Portfolio	0.55
Intrepid Mid Cap Portfolio	0.65
Diversified Mid Cap Value Portfolio	0.65

JPMorgan Investment Advisors has contractually agreed to waive all or part of its fees in order to limit the Portfolios’ total operating expenses on an annual basis to not more than the following percentages of the average daily net assets of each of the Portfolios:

Name of Portfolio	Percentage
Core Bond Portfolio	Class 1	0.60
	Class 2	0.85
Government Bond Portfolio	Class 1	0.60
Balanced Portfolio	Class 1	0.78
Diversified Mid Cap Growth Portfolio	Class 1	0.90
	Class 2	1.15
Large Cap Growth Portfolio	Class 1	0.90
	Class 2	1.15
Equity Index Portfolio	Class 1	0.40
Diversified Equity Portfolio	Class 1	0.80
	Class 2	1.05
Intrepid Mid Cap Portfolio	Class 1	0.90
	Class 2	1.15
Diversified Mid Cap Value Portfolio	Class 1	0.90

For the fiscal years ended December 31, 2003, 2004 and 2005 the following Portfolios paid investment advisory fees as follows:

	Fiscal Year Ended December 31,
Portfolio	2003		2004		2005
	Net	Waived	Net	Waived	Net	Waived
Government Bond Portfolio	$951,934	$5,014	$948,168	$4,837	$918,882	$—
Balanced Portfolio	$1,133,150	$8,002	$1,211,804	$4,849	$1,030,843	$(77,447)
Diversified Mid Cap Growth Portfolio	$1,079,522	$11,542	$1,233,144	$9,834	$1,220,851	$—
Large Cap Growth Portfolio	$1,180,021	$15,414	$1,277,767	$16,721	$1,404,030	$—
Equity Index Portfolio	$310,599	$3,091	$381,147	$1,685	$406,133	$(66,763)
Core Bond Portfolio	$1,001,412	$64,146	$1,142,507	$66,317	$1,679,282	$(118,574)
Intrepid Mid Cap Portfolio	$365,272	$5,172	$424,905	$4,707	$447,538	$(15,854)
Diversified Mid Cap Value Portfolio	$665,136	$9,389	$857,850	$13,130	$1,293,029	$(1,902)
Diversified Equity Portfolio	$996,461	$12,904	$1,202,977	$12,345	$1,196,215	$(9,300)

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMIM”), an affiliate of JPMorgan Investment Advisors is the adviser to the International Equity Portfolio, the Large Cap Value Portfolio and the Small Cap Equity Portfolio.

JPMIM continuously reviews, supervises and administers the investment program of the International Equity Portfolio, the Large Cap Value Portfolio and the Small Cap Equity Portfolio, subject to the supervision of, and policies established by, the Trustees of the Trust.

JPMIM is a wholly owned subsidiary of JPMorgan Asset Management Holdings Inc. (formerly J.P. Morgan Fleming Asset Management Holdings, Inc.), which is a wholly owned subsidiary of JPMorgan Chase. JPMIM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 245 Park Avenue, New York, NY 10167.

The investment advisory services that JPMIM will provide to the International Equity Portfolio, the Large Cap Value Portfolio and the Small Cap Equity Portfolio are not exclusive under the terms of the Advisory Agreement. JPMIM is free to and toes render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMorgan Chase Bank serves as trustee. The accounts that are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the International Equity Portfolio, the Large Cap Value Portfolio and the Small Cap Equity Portfolio. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the International Equity Portfolio, the Large Cap Value Portfolio and the Small Cap Equity Portfolio.

The International Equity Portfolio, the Large Cap Value Portfolio and the Small Cap Equity Portfolio are managed by employees of JPMIM who, in acting for their customers, including the International Equity Portfolio, the Large Cap Value Portfolio and the Small Cap Equity Portfolio, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of JPMIM or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan chase which may execute transactions on behalf of the International Equity Portfolio, the Large Cap Value Portfolio and the Small Cap Equity Portfolio.

JPMIM is entitled to a fee, which is calculated daily and paid monthly, at the following percentages of the average daily net assets of each Portfolio:

Name of Portfolio	Percentage
Large Cap Value Portfolio	0.40
International Equity Portfolio	0.60
Small Cap Equity Portfolio	0.65

JPMIM has contractually agreed to waive all or part of its fees in order to limit the Portfolios’ total operating expenses on an annual basis to not more than the following percentages of the average daily net assets of each of the Portfolios:

Name of Portfolio	Percentage
Large Cap Value Portfolio	Class 2	1.03
International Equity Portfolio	Class 2	1.28
Small Cap Equity Portfolio	Class 2	1.28

The Advisory Agreement with JPMIM for these Portfolios provides that JPMIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of JPMIM in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Code of Ethics

The Trust, JPMorgan Investment Advisors, JPMIM and JPMDS have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940. The Trust’s code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Portfolio. The Trust’s code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Portfolio; (ii) making to the Trust any untrue statement of a material fact or omit to state to the Trust or a Portfolio a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Portfolio; or (iv) engaging in any manipulative practice with respect to the Trust or a Portfolio. The Trust’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Portfolio so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by JPMorgan Investment Advisors and JPMIM, requires that all employees must: (i) place the interest of the accounts which are managed by the investment adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of each investment adviser are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as described in the applicable Fund’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. The investment advisers’ code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities).

JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including “excessive trading” of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Portfolios subject to the policies and restrictions in such code of ethics.

Portfolio Transactions

Pursuant to the Advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Trustees of the Portfolios and in accordance with each Portfolio’s investment objective and restrictions, which securities are to be purchased and sold by each such Portfolio and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Bond Portfolios usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Portfolios, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Advisers generally seeks competitive spreads or commissions, the Portfolios may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

During each of the past three fiscal years, the brokerage commissions paid by the Portfolios were as follows (amounts in thousands):

	Brokerage Commissions[1]
Portfolio	2003	2004	2005
Core Bond Portfolio
Total Broker Commissions	N/A	N/A	N/A
Broker Commissions to Affiliated Broker Dealers	N/A	N/A	N/A
Government Bond Portfolio
Total Broker Commissions	N/A	N/A	N/A
Broker Commissions to Affiliated Broker Dealers	N/A	N/A	N/A
Balanced Portfolio
Total Broker Commissions	$118	$132	$—
Broker Commissions to Affiliated Broker Dealers	N/A	N/A	$—
Diversified Equity Portfolio
Total Broker Commissions	$172	$9	$230
Broker Commissions to Affiliated Broker Dealers	N/A	N/A	N/A
Intrepid Mid Cap Portfolio
Total Broker Commissions	$169	$119	$113
Broker Commissions to Affiliated Broker Dealers	N/A	N/A	N/A
Equity Index Portfolio
Total Broker Commissions	$10	$354	$11
Broker Commissions to Affiliated Broker Dealers	N/A	N/A	N/A

	Brokerage Commissions[1]
Portfolio	2003	2004	2005
Large Cap Growth Portfolio
Total Broker Commissions	$311	$309	$322
Broker Commissions to Affiliated Broker Dealers	N/A	N/A	N/A
Diversified Mid Cap Growth Portfolio
Total Broker Commissions	$414	$118	$392
Broker Commissions to Affiliated Broker Dealers	N/A	N/A	N/A
Diversified Mid Cap Value Portfolio
Total Broker Commissions	$240	$243	$193
Broker Commissions to Affiliated Broker Dealers	N/A	N/A	N/A

[1]	The Large Cap Value Portfolio, the International Equity Portfolio and the Small Cap Equity Portfolio have not commenced operations as of the date of this SAI, therefore, there is no Brokerage Commissions information for these Portfolios.

As of December 31, 2005, the following Portfolios held investments in securities of their regular broker-dealers as follows:

Portfolio	Security	Value of Securities Owned (000’s)
Balanced Portfolio	Banc of America Securities LLC	2,209
	Bank of America Corporation	2,661
	Barclays Capital Inc.	2,800
	Bear Stearns & Co. Inc.	175
	Citigroup Global Markets Inc.	4,070
	Credit Suisse First Boston LLC	1,464
	Goldman Sachs and Company	1,415
	HSBC Securities Inc.	781
	Lehman Brothers Inc.	3,016
	Merrill Lynch & Co. Inc.	316

Core Bond Portfolio	Banc of America Securities LLC	1,967
	Bank of America Corporation	7,687
	Bear Stearns & Co. Inc.	1,436
	Citigroup Global Markets Inc.	1,454
	Credit Suisse First Boston LLC	1,856
	Goldman Sachs and Company	1,139
	HSBC Securities Inc.	1,650
	Lehman Brothers Inc.	4,585
	Merrill Lynch & Co. Inc.	973
	UBS Financial Services Inc.	4,200

Diversified Equity Portfolio	Banc One America Securities LLC	4,800
	Bank of America Corporation	3,731
	Barclays Capital Inc.	6,500
	Citigroup Global Markets Inc.	6,058
	Credit Suisse First Boston LLC	135
	Goldman Sachs and Company	782
	Lehman Brothers Inc.	6,500
	UBS Financial Services Inc.	6,500
	Credit Suisse First Boston LLC	600

Portfolio	Security	Value of Securities Owned (000’s)
Intrepid Mid Cap Portfolio
	Banc of America Securities LLC	924
	Bank of America Corporation	500
	Citigroup Global Markets Inc.	615
	Lehman Brothers Inc.	2,000
	UBS Financial Services Inc.	2,000

Equity Index Portfolio	Barclays Capital Inc.	2,000
	Bear Stearns & Co. Inc.	158
	Credit Suisse First Boston LLC	485
	Banc of America Securities LLC	640
	Bank of America Corporation	2,539
	Citigroup Global Markets Inc.	3,403
	Goldman Sachs and Company	695
	JPMorgan Securities Inc.	1,677
	Lehman Brothers Inc.	1,915
	Merrill Lynch & Co. Inc.	752
	UBS Financial Services Inc.	1,500

Government Bond Portfolio	Banc of America Securities LLC	4,921
	Barclays Capital Inc.	4,200
	Lehman Brothers Inc.	5,200
	UBS Financial Services Inc.	5,200

Large Cap Growth Portfolio	Credit Suisse First Boston LLC	740
	Banc of America Securities LLC	1,795
	Bank of America Corporation	500
	Citigroup Global Markets Inc.	767
	Lehman Brothers Inc.	2,000
	UBS Financial Services Inc.	2,000

Diversified Mid Cap Growth Portfolio	Credit Suisse First Boston LLC	1,000
	Banc of America Securities LLC	1,285
	Bank of America Corporation	1,000
	Citigroup Global Markets Inc.	1,662
	Barclays Capital Inc.	6,000
	Lehman Brothers Inc.	6,000
	UBS Financial Services Inc.	6,000

Diversified Mid Cap Value Portfolio	Bear Stearns & Co. Inc.	797
	Credit Suisse First Boston LLC	1,000
	Banc of America Securities LLC	5,363
	Bank of America Corporation	1,000
	Citigroup Global Markets Inc.	1,099
	Lehman Brothers Inc.	6,500
	UBS Financial Services Inc.	6,500

Allocation of transactions, including their frequency, to various broker-dealers is determined by a Portfolio’s Adviser, based on its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMorgan Investment Advisors and JPMIM are each authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Portfolios and/or other accounts over which JPMorgan Investment Advisors or its affiliates exercise investment discretion. An Adviser may cause a Portfolio to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Portfolios. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Portfolios should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by the Portfolios. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

In an effort to minimize the potential conflicts of interest, JPMorgan Investment Advisors does not enter into any “soft dollar” arrangements whereby a broker pays for services (such as Bloomberg, Reuters or Factset) on behalf of JPMorgan Investment Advisors. To the extent that JPMorgan Investment Advisors had soft dollar arrangements in existence as of December 31, 2003 whereby a broker paid for these services, such arrangements were terminated in 2004 as they were fulfilled and were not renewed by JPMorgan Investment Advisors.

While JPMorgan Investment Advisors does not have soft dollar arrangements for services as described above, JPMorgan Investment Advisors may continue to allocate brokerage transactions to brokers for their proprietary research. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process.

Under JPMIM’s policy, “soft dollar” services refer to arrangements that fall within the safe harbor of the requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Portfolios advised by JPMIM do not participate in soft dollar arrangements for market data services and proprietary broker-dealer research. However, the Portfolios are able to receive proprietary reaseach where broker-dealers typically incorporate the cost of such research into their commission structure.

For the fiscal year ended December 31, 2005, the following Portfolios paid the commissions indicated to brokers and dealers who provided research services:

Portfolio	Total Research Commissions[1]
Core Bond Portfolio	N/A
Government Bond Portfolio	N/A
Balanced Portfolio	$75,493.21
Large Cap Growth Portfolio	$264,978.88
Diversified Equity Portfolio	$212,828.96
Equity Index Portfolio	$8,097.67
Intrepid Mid Cap Portfolio	$95,243.69
Diversified Mid Cap Growth Portfolio	$328,027.53
Diversified Mid Cap Value Portfolio	$142,320.07

[1]	The Large Cap Value Portfolio, the International Equity Portfolio and the Small Cap Equity Portfolio have not commenced operations as of the date of this SAI, therefore, there is no Research Commissions information for these Portfolios.

The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with its investment advisor or its affiliates except as may be permitted under the 1940 Act, and will not give preference to correspondents of JPMorgan Chase subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

During the last fiscal year, JPMorgan Investment Advisors utilized JPMorgan Securities, Inc. (“JPMSI”) to execute portfolio transactions for the Funds.

The SEC has granted an exemptive order permitting the Portfolios to engage in certain principal transactions with JPMSI, now an affiliated broker. The order permits each Portfolio to deal with JPMSI as principal in the purchase and sale of taxable money market instruments (including commercial paper, bankers acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

Administrator

Effective January 1, 2000, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) 1111 Polaris Parkway, Columbus, Ohio 43240 began serving as administrator for the Trust (“JPMorgan Funds Management” or the “Administrator”). JPMorgan Funds Management is an affiliate of JPMorgan Investment Advisors and JPMIM, the advisers to the Portfolios, and an indirect wholly-owned subsidiary of JPMorgan Chase.

The Administrator assists in supervising all operations of each Portfolio to which it serves (other than those performed under the Advisory Agreement, the Global Custody and Fund Accounting Agreement and the Transfer Agency Agreement for that Portfolio). Under the Administration Agreement, the Administrator has agreed to maintain the necessary office space for the Portfolios, and to furnish certain other services required by the Portfolios with respect to each Portfolio. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, and generally assists in all aspects of the Trust’s operations other than those performed under the Advisory Agreement, the Global Custody and Fund Accounting Agreement and the Transfer Agency Agreement. Under the Administration Agreement, the Administrator may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement.

Unless sooner terminated, the Administration Agreement between the Trust and JPMorgan Funds Management will continue in effect through October 31, 2007. The Administration Agreement thereafter shall be renewed automatically for successive one-year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Trust’s Board of Trustees or by the Administrator. The termination of the Administration Agreement with respect to one Portfolio will not result in the termination of the Administration Agreement with respect to any other Portfolio. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Portfolio’s sub-administrator. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investment Services Inc. (“JPMIS” as each Portfolio’s sub-administrator. Since that time, JPMIS has received a portion of the fees received by JPMFM for the services that it provides to the Portfolios. The Administration Agreement may be terminated with respect to the Trust only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than sixty days’ notice by the Board of Trustees or by JPMorgan Funds Management.

The Administrator is entitled to a fee for its services, which is calculated daily and paid monthly, at the annual rates specified below:

Effective May 1, 2006, for all Portfolios:

•	0.15% on the first $25 billion in JPMorgan Funds’ assets (excluding funds of funds and money market funds)

•	0.075% on JPMorgan Funds’ assets in excess of $25 billion (excluding funds of funds and money market funds)

Prior to May 1, 2006, for all Portfolios except the Equity Index Portfolio:

•	0.18% on the first $250 million in Trust assets (except for the Equity Index Portfolio)

•	0.14% on Trust assets in excess of $250 million (other than assets in the Equity Index Portfolio)

Prior to May 1, 2006, for the Equity Index Portfolio:

•	14% on Equity Index Portfolio assets

For the fiscal years ended December 31, 2003, 2004 and 2005 the following Portfolios paid administration fees under the prior fee schedule to the Administrator as follows:

	Fiscal Year Ended December 31,[1]
	2003		2004		2005
	Net	Waived	Net	Waived	Net	Waived
Government Bond Portfolio	$312,964	$3,131	$309,550	$3,033	$300,370	$—
Balanced Portfolio	$238,234	$4,031	$254,256	$2,397	$217,331	$—
Diversified Mid Cap Growth Portfolio	$243,573	$5,814	$277,480	$4,837	$276,251	$—
Large Cap Growth Portfolio	$265,534	$7,762	$285,773	$8,255	$317,692	$—

	Fiscal Year Ended December 31,[1]
	2003		2004		2005
	Net	Waived	Net	Waived	Net	Waived
Equity Index Portfolio	$144,831	$1,557	$177,816	$837	$190,294	$—
Core Bond Portfolio	$257,404	$6,537	$284,404	$12,976	$411,514	$—
Diversified Equity Portfolio	$196,163	$6,499	$82,719	$2,322	$237,744	$—
Intrepid Mid Cap Portfolio	$71,771	$2,605	$167,314	$6,469	$88,937	$—
Diversified Mid Cap Value Portfolio	$130,688	$4,728	$234,452	$6,091	$256,924	$—

[1]	The Large Cap Value Portfolio, the International Equity Portfolio and the Small Cap Equity Portfolio have not commenced operations as of the date of this SAI, therefore, there is no Administration Fees information for these Portfolios.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Distributor

Effective May 1, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.), 1111 Polaris Parkway, Columbus, Ohio 43240 (“JPMDS” or the “Distributor”), began serving as distributor to each Portfolio of the Trust pursuant to a Distribution Agreement dated as of May 1, 2005. JPMDS is an affiliate of JPMorgan Investment Advisors and JPMIM and a direct, wholly-owned subsidiary of JPMorgan Chase.

JPMDS is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers. Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of such Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice, by the Trust’s Board of Trustees, by vote of majority of the outstanding voting securities of the Trust or by the Distributor. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act.

Distribution Plan

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Class 2 shares of the applicable Portfolios, which provides that such class shall pay for distribution services a distribution fee (the “Distribution Fee”), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Portfolio); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature (including variable insurance contract marketing materials) which is provided to various entities and individuals, including insurance companies, brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in the variable insurance contracts which utilize each Portfolio as a funding vehicle (“variable insurance contract owners”); (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS’s sales force and others including potential variable insurance contract owners, and insurance companies and other financial intermediaries; (vi) commissions, incentive compensation, finders’ fees, or other compensation paid to, and expenses of employees of JPMDS, insurance companies (or their eligible affiliates) brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with insurance companies, brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Portfolios and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Portfolio may also benefit the Portfolio’s other shares and other Portfolios. Anticipated benefits to the Portfolios that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

Class 2 Shares. Class 2 shares of the Portfolios pay a Distribution Fee of 0.25% of average daily net assets. Some payments under the Distribution Plan may be used to compensate intermediaries with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of Class 2 shares maintained in a Portfolio by such intermediaries’ customers.

No class of shares of a Portfolio will make payments or be liable for any distribution expenses incurred by other classes of shares of any Portfolio.

Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). The shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan (“Qualified Trustees”).

The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office.

The Distribution Plan may be terminated, with respect to any class of a Portfolio, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Portfolio to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Portfolios will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

The Distribution Plan was approved by the Board of Trustees at a meeting held May 16-18, 2006.

Custodian and Transfer Agent

Custodian

Pursuant to the Global Custody Agreement dated February 19, 2005, with JPMorgan Chase Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245, the JPMorgan Chase Bank, N.A. serves as the Custodian and Fund Accounting Agent for each Portfolio and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank, N.A. is an affiliate of the Investment Adviser.

For fund accounting services, the Portfolios will pay to JPMorgan Chase Bank, N.A. the higher of (a) Portfolios’ pro rata share of an annual complex-wide charge on the average daily net assets of all Portfolios in an asset category as follows:

U.S. Equity Portfolios:

0.0085% of the first $10 billion

0.0050% on the next $10 billion

0.0035% on the next $10 billion

0.0025% for such assets over $30 billion

U.S. Fixed Income Portfolios:

0.0090% of the first $10 billion

0.0050% on the next $10 billion

0.0035% on the next $10 billion

0.0020% for such asset over $30 billion

or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per portfolio is:

$20,000 for U.S equity and U.S. fixed income portfolios.

For custody services, each Portfolio pays to JPMorgan Chase Bank, N.A. safekeeping fees of between 0.001% and 0.60% of the value of the asset held by the custodian (depending on the domicile in which the asset is held), calculated monthly in arrears, and fees between $7.00 and $150 for securities trades (depending on the domicile in which the trade is settled). JPMorgan Chase Bank, N.A. is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

Prior to October 18, 2004 for the Equity Portfolios (except the Balanced Portfolio) and December 6, 2004 for the remaining Portfolios, State Street Bank and Trust Company was the custodian for the portfolios.

Use of Depositories. Rules adopted under the Investment Company Act of 1940 permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories.

Transfer Agent. Boston Financial Data Services, Inc. (“BFDS”), serves as Transfer Agent for each Portfolio pursuant to a Transfer Agency and Service Agreement with the Trust (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, BFDS has agreed to perform the customary services of a transfer agent and dividend disbursing agent including issuing and redeeming Shares of the Portfolios, maintaining shareholder accounts, and preparing and mailing account statements and activity statements to shareholders. Prior to February 19, 2005, State Street Bank & Trust Company served as each Portfolio’s transfer and dividend disbursing agent.

Securities Lending, Subcustodian and Agent

On August 12, 2004, the Board of Trustees approved the appointment of JPMorgan Chase Bank, N.A. as securities lending agent for the Trust concurrent with the appointment of JPMorgan Chase Bank, N.A. as custodian. The appointment of JPMorgan Chase Bank, N.A. as securities lending agent took effect with respect to the Equity Portfolios (except the Balanced Portfolio) on October 18, 2004 and took effect with respect to the remaining Portfolios on December 6, 2004. For the securities lending services it performs, JPMorgan Chase Bank, N.A. is entitled to a fee from the Trust, which is calculated on an annual basis and accrued daily, equal to 0.06% for all domestic loans and 0.1142% for all international loans. JPMorgan Chase Bank, N.A. has temporarily reduced fees on a voluntary basis to 0.05% for domestic loans and 0.10% for international loans. The purpose of these fees is to cover the ministerial costs of securities lending activities including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Trust and the Portfolios is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Portfolios and assists in the preparation and/or review of each Portfolio’s federal and state income tax returns.

Trust Counsel

The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948, is counsel to the Trust.

Portfolio Managers

Other Accounts Managed

The following tables show information regarding other accounts managed by each lead portfolio manager as of December 31, 2005 (amounts in millions)

Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Core Bond Portfolio
Douglas Swanson	6	10,080.0	2	326.0	59	7,456.0
Ricardo Cipicchio	4	8,015.0	0	0	43	11,708.0

Government Bond Portfolio
Michael Sais	3	4,149.0	0	0	6	2,455.0
Scott Grimshaw	7	3,798.0	0	0	43	4,382.0

Balanced Portfolio
Scott Grimshaw	7	3,942.0	0	0	43	4,382.0
Anne Lester	3	1,077.0	7	496.0	31	1,618.0
Terance Chen	9	1,849.0	9	1,928.0	16	4,977.0
Raffaele Zingone	12	2,692.0	4	2,340.0	19	13,687.0
Thomas Luddy	5	2,606.0	3	231.0	78	2,855.0

Large Cap Growth Portfolio
Giri Devulapally	2	1,654.0	1	6.0	2	75.0
Christopher Mark Vyvyan Jones	8	3,656.0	4	658.0	5	192.0

Equity Index Portfolio
Bala Iyer[1]	4	5,247.0	3	246.0	35	1,304.0
Michael Loeffler	3	3,620.0	2	229.0	30	1,167.0

Diversified Equity Portfolio
Susan Bao	2	5.0	1	50.0	4	44.0
Helge Skibeli	0	0	0	0	0	0

Diversified Mid Cap Growth Portfolio
Christopher Mark Vyvyan Jones	8	3,656.0	4	658.0	5	192.0
Timothy Parton	4	2,626.0	1	15.0	3	58.0

Intrepid Mid Cap Portfolio
Silvio Tarca	5	4,656.0	8	3,656.0	12	375.3
Robert Weller	6	4,842.0	8	3,656.0	12	375.3
Jason Alonzo	0	0	0	0	0	0

Diversified Mid Cap Value Portfolio
Lawrence E. Playford	7	9,349.0	0	0	27	3,484.2
Gloria Fu	0	0	0	0	0	0
	11	10,668.0	3	1,370.0	28	3,641.0

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jonathan Kendrew Llewelyn Simon

Large Cap Value Portfolio
Bradford L. Frishberg	4	2,748	0	0	0	0

International Equity Portfolio
James Fisher	11	6,640	10	7,813	35	7,500
Thomas Murray	11	5,170	10	7,564	35	1,470

Small Cap Equity Portfolio
Glenn Gawronski	2	549	0	0	0	0
Christopher M. Jones	9	3,842	4	658	5	192

(1)	Bala Iyer is the chief investment officer of the Quantitative Team with overall supervisory responsibility for all accounts following an equity index strategy.

Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Core Bond Portfolio
Douglas Swanson	0	0	0	0	0	0
Ricardo Cipicchio	0	0	0	0	0	0

Government Bond Portfolio
Michael Sais	0	0	0	0	1	316.0
Scott Grimshaw	0	0	0	0	0	0

Balanced Portfolio
Scott Grimshaw	0	0	0	0	0	0
Anne Lester	0	0	0	0	0	0
Terance Chen	0	0	0	0	0	0
Raffaele Zingone	0	0	0	0	0	0
Thomas Luddy	0	0	0	0	1	30.0

Large Cap Growth Portfolio
Giri Devulapally	0	0	0	0	0	0
Christopher Mark Vyvyan Jones	0	0	0	0	0	0

Equity Index Portfolio
Bala Iyer	0	0	0	0	0	0
Michael Loeffler	0	0	0	0	0	0

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Diversified Equity Portfolio
Susan Bao	0	0	0	0	0	0
Helge Skibeli	0	0	0	0	0	0

Diversified Mid Cap Growth Portfolio
Christopher Mark Vyvyan Jones	0	0	0	0	0	0
Timothy Parton	0	0	0	0	0	0

Intrepid Mid Cap Portfolio
Silvio Tarca	0	0	0	0	0	0
Robert Weller	0	0	0	0	0	0
Jason Alonzo	0	0	0	0	0	0

Diversified Mid Cap Value Portfolio
Lawrence E. Playford	0	0	0	0	0	0
Gloria Fu	0	0	0	0	0	0
Jonathan Kendrew Llewelyn Simon	0	0	0	0	0	0

Large Cap Value Portfolio
Bradford L. Frishberg	0	0	0	0	0	0

International Equity Portfolio
James Fisher	0	0	0	0	0	0
Thomas Murray	0	0	0	0	6	1,470

Small Cap Equity Portfolio
Glenn Gawronski	0	0	0	0	0	0
Christopher M. Jones	0	0	0	0	0	0

Potential Conflicts of Interests

The chart above shows the number, type and market value as of December 31, 2005 of the accounts other than the Portfolios that are managed by the portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolios ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan Investment Advisors, JPMIM and/or their affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolios or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan Investment Advisors, JPMIM and their affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan Investment Advisors, JPMIM or their affiliates could be viewed as having a conflict of interest to the extent that JPMorgan Investment Advisors or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in an Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan Investment Advisors or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan Investment Advisors, JPMIM and their affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan Investment Advisor’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If an Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan Investment Advisors, JPMIM or their affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Adviser may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude a Portfolio from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Portfolio’s objectives.

The goal of JPMorgan Investment Advisors, JPMIM and their affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan Investment Advisors, JPMIM and their affiliates have policies and procedures designed to manage the conflicts. JPMorgan Investment Advisors, JPMIM and their affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisers’ Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan Investment Advisors, JPMIM and their affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with an Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan Investment Advisors, JPMIM and their affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMorgan Investment Advisors, JPMIM and their affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan Investment Advisors, JPMIM or their affiliates so that fair and equitable allocation will occur over time.

Portfolio Manager Compensation

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the Portfolios he or she manages, the Portfolios’ pre-tax performance is compared to the appropriate market peer group and to each Portfolio’s benchmark index listed in the Portfolio’s prospectus over one-, three- and five-year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock, also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the select mutual funds.

Ownership of Securities

The following table indicates the dollar range of securities of each Portfolio beneficially owned by each Portfolio’s portfolio managers as of December 31, 2005, the Portfolios’ most recent fiscal year end.

Aggregate Dollar Range of Securities in Portfolio (1)

	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Core Bond Portfolio
Douglas Swanson	X
Ricardo Cipicchio	X

Government Bond Portfolio
Michael Sais	X
Scott Grimshaw	X

Balanced Portfolio
Scott Grimshaw	X
Anne Lester	X
Terance Chen	X
Raffaele Zingone	X
Thomas Luddy	X

Large Cap Growth Portfolio
Giri Devulapally	X
Christopher Mark Vyvyan Jones	X

Equity Index Portfolio
Bala Iyer	X
Michael Loeffler	X

Diversified Equity Portfolio
Susan Bao	X
Helge Skibeli	X

Diversified Mid Cap Growth Portfolio
Christopher Mark Vyvyan Jones	X
Timothy Parton	X

Intrepid Mid Cap Portfolio
Silvio Tarca	X
Robert Weller	X
Jason Alonzo	X

Diversified Mid Cap Value Portfolio
Lawrence E. Playford	X

	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Gloria Fu	X
Jonathan Kendrew Llewelyn Simon	X

Large Cap Value Portfolio
Bradford L. Frishberg	X

International Equity Portfolio
James Fisher	X
Thomas Murray	X

Small Cap Equity Portfolio
Glenn Gawronski	X
Christopher M. Jones	X

(1)	None of the portfolio managers beneficially owned equity securities of the portfolios which are currently held exclusively through insurance company separate accounts.

ADDITIONAL INFORMATION

Proxy Voting Policies and Procedures

The Board of Trustees has delegated to the Portfolios’ investment advisers, JPMorgan Investment Advisors, JPMIM and their affiliated advisers, proxy voting authority with respect to the Portfolios’ portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Portfolios, the Board of Trustees has adopted the Advisers’ detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan Investment Advisors, JPMIM and their affiliated advisers have encountered globally, based on many years of collective investment management experience.

JPMorgan Investment Advisors, JPMIM and their affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan Investment Advisors, JPMIM and their affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan Investment Advisors, JPMIM and their affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMorgan Investment Advisors and JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Portfolio on the one hand, and the Portfolio’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Portfolio. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan Investment Advisors or JPMIM will vote the proxy. In addressing any material conflict, JPMorgan Investment Advisors may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan Investment Advisors or JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•	The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	The Adviser votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•	The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•	The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•	The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

In accordance with regulation of the SEC, the Portfolios’ proxy voting records for the most recent 12-month period ended June 30, are on file with the SEC and are available on the Portfolios’ website at www.jpmorganfunds.com and on the SEC website at www.sec.gov no later than August 31, 2006.

Description of Shares

The Trust is a Massachusetts business trust. The Trust’s Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on June 7, 1993 and amended and restated as of May 1, 2005 (the “Declaration of Trust”) and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust’s Declaration of Trust authorizes the Board of Trustees to establish one or more series and classes within any series of Shares of the Trust. The Trust presently includes twelve series of Shares which represent interests in the following Portfolios:

1.	Core Bond Portfolio

2.	Government Bond Portfolio

3.	Balanced Portfolio

4.	Diversified Mid Cap Growth Portfolio

5.	Large Cap Growth Portfolio

6.	Equity Index Portfolio

7.	Diversified Equity Portfolio

8.	Intrepid Mid Cap Portfolio

9.	Diversified Mid Cap Value Portfolio

10.	Large Cap Value Portfolio

11.	International Equity Portfolio

12.	Small Cap Equity Portfolio

The Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding Shares of the Trust, except that the Trustees may amend the Declaration of the Trust without the vote or consent of shareholders to:

(1) designate series or classes of the Trust;

(2) change the name of the Trust; or

(3) supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision or to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

Shares are fully paid and non-assessable, except as set forth below. When a majority is required, it means the lesser of 67% or more of the Shares present at a meeting when the holders of more than 50% of the outstanding Shares are present or represented by proxy, or more than 50% of the outstanding Shares. Shares have no subscription or preemptive rights and only those conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Portfolio are entitled to receive the assets available for distribution belonging to the Portfolio, and a proportionate distribution, based upon the relative asset values of the respective Portfolios, of any general assets or liabilities not belonging to any particular Portfolio which are available for distribution. The assets belonging to a particular Portfolio shall be charged with the liabilities of the Trust in respect of that Portfolio and all expenses, costs, charges and reserves attibutable to that Portfolio, except that all expenses, costs, charges and reserves attributable solely to a particular class shall be borne by that class.

Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Portfolio affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Portfolio is required in connection with a matter, a Portfolio is deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical, or that the matter does not affect any interest of the Portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding Shares of the Portfolio. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

The Trust may suspend the right of redemption only under the following unusual circumstances:

(i)	when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

(ii)	when an emergency exists as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable;

(iii)	during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders; or

(iv)	when Federal securities laws permit;

Shareholder and Trustee Liability

Under Massachusetts’s law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust’s Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally bound thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Shareholders

All Shares of the Portfolios will be purchased by insurance company separate accounts to fund variable annuity and variable life insurance contracts (“Insurance Contracts”). For information concerning the purchase and redemption of Shares by Separate Accounts, you should refer to the prospectus or other documents that you received when you purchased your variable life or variable insurance contract.

As of July 31, 2006, the Trust believes that no contract owner owned beneficially more than 25% of the outstanding Shares of any Portfolio of the Trust.

PORTFOLIO	SHAREHOLDER	PERCENTAGE HELD

BALANCED PORTFOLIO

INSURANCE FUNDS	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	9.17
	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	85.65

CORE BOND PORTFOLIO

INSURANCE FUNDS	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	11.01
	HARTFORD LIFE & ANNUITY INS CO SEPARATE ACCOUNT 7 ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	13.94

	HARTFORD LIFE & ANNUITY INS CO SEPARATE ACCOUNT SIX ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	7.34

	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	38.62

	PACIFIC LIFE INSURANCE COMPANY SEPARATE ACCOUNT A ATTN CORP VALUABLE PROD ACCTG DEPT 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	20.11

DIVERSIFIED EQUITY PORTFOLIO

INSURANCE FUNDS	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	11.73

	HARTFORD LIFE & ANNUITY INS CO SEPARATE ACCOUNT 7 ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	5.39

	HARTFORD LIFE & ANNUITY INS CO SEPARATE ACCOUNT SIX ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	11.28

	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	58.65

	TRANSAMERICA LIFE INSURANCE CO RETIREMENT BUILDER V.A. ACCT 4333 EDGEWOOD ROAD N.E. CEDAR RAPIDS IA 52499-0001	6.75

DIVERSIFIED MID CAP GROWTH PORTFOLO

INSURANCE FUNDS	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	7.15

	HARTFORD LIFE & ANNUITY INS CO SEPARATE ACCOUNT 7 ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	5.99

	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	66.80

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA SEP ACCT VCA-GI-6-ONEGROUP-MCG 290 W MOUNT PLEASANT AVE LIVINGSTON NJ 07039-2729	8.69

DIVERSIFIED MID CAP VALUE PORTFOLIO

INSURANCE FUNDS	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	18.58

	CHASE INSURANCE LIFE & ANNUITY CO FKLA VARIABLE ANNUITY SEPARATE ACCT THE ONE VARIABLE ANNUITY 2500 WESTFIELD DR ELGIN IL 60123-7836	5.41

	HARTFORD LIFE & ANNUITY INS CO SEPARATE ACCOUNT 7 ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	10.20

	HARTFORD LIFE & ANNUITY INS CO SEPARATE ACCOUNT SIX ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	6.93

	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	47.69

	TRANSAMERICA LIFE INSURANCE CO RETIREMENT BUILDER V.A. ACCT 4333 EDGEWOOD ROAD N.E. CEDAR RAPIDS IA 52499-0001	6.35

EQUITY INDEX PORTFOLIO

INSURANCE FUNDS	HARTFORD LIFE & ANNUITY INS CO SEPARATE ACCOUNT 7 ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	20.46

	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	64.94

GOVERNMENT BOND

INSURANCE FUNDS	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	15.50

	CHASE INSURANCE LIFE & ANNUITY CO FKLA VARIABLE ANNUITY SEPARATE ACCT THE ONE VARIABLE ANNUITY 2500 WESTFIELD DR ELGIN IL 60123-7836	5.58

	HARTFORD LIFE & ANNUITY INS CO SEPARATE ACCOUNT 7 ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	7.89

	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	65.79

INTERPID MID CAP PORTFOLIO

INSURANCE FUNDS	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	6.03

	HARTFORD LIFE & ANNUITY INS CO SEPARATE ACCOUNT SIX ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	8.24

	KEMPER INVESTORS LIFE INSURANCE VARIABLE ANNUITY SEPARATE ACCOUNT 2500 WESTFIELD DR ELGIN IL 60123-7836	9.15

	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	60.82

	TRANSAMERICA LIFE INSURANCE CO RETIREMENT BUILDER V.A. ACCT 4333 EDGEWOOD ROAD N.E. CEDAR RAPIDS IA 52499-0001	6.74

LARGE CAP GROWTH PORTFOLIO

INSURANCE FUNDS	AMERICAN GENERAL ANNUITY INS CO. A.G. SEPERATE ACCOUNT A 205 E 10TH AMARILLO TX 79101-3507	10.31

	NATIONWIDE LIFE & ANNUITY INSURANCE NWVA-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	43.03

	PACIFIC LIFE INSURANCE COMPANY SEPARATE ACCOUNT A ATTN CORP VALUABLE PROD ACCTG DEPT 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	39.64

As of July 31, 2006, the Trust believes that the trustees and officers of the Trust, as a group, owned less than 1% of the shares of any Portfolio of the Trust.

Administrative Services Plan and Cash Compensation to Service Organizations

On November 17, 1999, a majority of the disinterested Trustees of the Trust approved an Administrative Services Plan (the “Plan”) and authorized any officer of the Trust to execute and deliver, in the name and on behalf of the Portfolios, written agreements in substantially the form presented to the Board of Trustees of the Trust (“Servicing Agreements”) with insurance companies and other entities which are shareholders of record or which have a servicing relationship (“Service Organization”) with the beneficial owners of a class of a Portfolio’s shares of beneficial interest (“Shares”). Such Servicing Agreements must provide that the Service Organizations are required to provide administrative support services to their customers who own Shares of record or beneficially. In consideration for providing such services, a Service Organization will receive a fee, computed daily and paid monthly, of up to the annual rate of 0.25% of the average daily net assets of the Portfolio owned beneficially by its customers. Any bank, trust company, thrift institution, broker-dealer, insurance company or other financial institution is eligible to become a Service Organization and to receive fees under the Plan. All expenses incurred by a Portfolio with respect to its Shares in connection with the Servicing Agreements and the implementation of the Plan shall be borne entirely by the holders of Shares of that Portfolio.

The Plan further provides that the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Unless sooner terminated, the Plan shall continue automatically for successive annual periods through November 30 of each year, provided such continuance is approved at least annually by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

For the fiscal year ended December 31, 2005, certain Portfolios of the Trust paid a servicing fee of 0.25% of the average daily net assets of the Portfolio owned by Nationwide Life and Annuity Insurance Company’s and Nationwide Life Insurance Company’s (“Nationwide”) customers pursuant to Servicing Agreements dated September 1, 2002 between Nationwide and the Trust (the “Nationwide Service Agreements”). The following table identifies the Portfolios that paid Nationwide Investment Services Corp. for Nationwide under the Nationwide Servicing Agreement and the total dollar amounts paid by each such Portfolio for the fiscal year ended December 31, 2005.

Name of Portfolio	Dollar Amount of Servicing Fees
Diversified Mid Cap Growth Portfolio	$11,766.44
Diversified Mid Cap Value Portfolio	$3,112.78
Intrepid Mid Cap Portfolio	$26,136.88

JPMorgan Investment Advisors, at its own expense and out of its legitimate profits, will pay additional cash amounts to Service Organizations. These amounts are payments over and above the servicing fees paid by the Portfolios. These additional payments are made to the Service Organizations for their providing certain administrative and other services to the Portfolios, including (i) recordkeeping services; (ii) facilitating the delivery of prospectuses, shareholder reports and other information; (iii) processing distributions from the Portfolios; (iv) providing information relating to the Insurance Contracts to the Portfolios; and (v) providing certain other communication support services and administrative services. These payments may be deemed to be revenue sharing. For the fiscal year ended December 31, 2005, JPMorgan Investment Advisors paid $79,780,732 to such Service Organizations, pursuant to their revenue sharing arrangements for all the JPMorgan funds, including the Portfolios.

Portfolio Holdings Disclosure

As described in the Prospectus and pursuant to the Portfolios’ Portfolio Holdings Disclosure Policy, no sooner than 30 days after month end, the Portfolios will make available to the public, upon request to the Portfolios (1-800-480-4111), a complete, uncertified schedule of its portfolio holdings as of the last day of that prior month.

The Portfolios’ publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Portfolios and (ii) clients of the Adviser or its affiliates that invest in the Portfolios or such clients’ consultants. No compensation or other consideration is received by the Portfolios or the Adviser, or any other person for these disclosures. A list of the entities that receive the Portfolios’ portfolio holdings information on such basis and the frequency with which it is provided to them is provided below:

Vickers Stock Research Corp.	Monthly	30 days after month end
Morningstar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
The McGraw-Hill Companies	Monthly	30 days after month end
Casey, Quirk & Associates	Quarterly	10 business days after quarter end
JPMorgan Private Bank/JPMorgan Private Client Services	Quarterly	30 days after month end

In addition, certain service providers to the Portfolios or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Portfolios’ portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Portfolio transactions and in providing price quotations and transfer agents. When a Portfolio redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Portfolio’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Portfolio’s portfolio securities as an exception to the Portfolios’ normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Portfolio’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Portfolio or the Adviser, or any other person for these disclosures. The Portfolio’s Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Portfolio’s shareholders on the one hand and the Portfolio’s Adviser or any affiliated person of the Portfolio or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Portfolio’s portfolio securities is in the best interests of the Portfolio’s shareholders. There can be no assurance, however that a Portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Portfolio holdings of each Portfolio will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs will be available under the variable insurance portfolio information at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

The Portfolios may also include information concerning a Portfolio’s top ten holdings (and for the Equity Portfolios, each Equity Portfolio’s top five holdings that contributed to Portfolio performance and the tope five holdings that detracted from Portfolio performance), that are posted under the variable insurance portfolio information on www.jpmorganfunds.com no sooner then 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Portfolio.

Finally, the Portfolio release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

Miscellaneous

The Trust is not required to hold a meeting of shareholders for the purpose of annually electing Trustees except that:

(i) the Trust is required to hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and

(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for that purpose. This meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

As used in the Portfolios’ Prospectus and in this Statement of Additional Information, “assets belonging to a Portfolio” means the consideration received by the Trust upon the issuance or sale of Shares in that Portfolio, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Portfolio that are allocated to that Portfolio by the Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Portfolios will be the relative net assets of the respective Portfolios at the time of allocation. Each Portfolio’s direct liabilities and expenses will be charged to the assets belonging to that Portfolio. Each Portfolio will also be charged in proportion to its relative net assets for the general liabilities and expenses of the Trust. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Portfolios will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Portfolio are conclusive.

As used in the Portfolios’ Prospectuses and in this Statement of Additional Information, a “vote of a majority of the outstanding Shares” of the Trust, a particular Portfolio, or a particular class of Shares of a Portfolio, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio, or (b) 67% or more of the Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio are represented in person or by proxy.

The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.

Financial Statements

The financial statements of the Trust are incorporated by reference into this Statement of Additional Information. The financial statements for the fiscal year ended December 31, 2005 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Trust, as indicated in their reports with respect thereto, and are incorporated here by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

APPENDIX A—DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although JPMorgan Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless JPMorgan Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Rating Service (“S&P”)

A-1	Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2	Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3	Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings (“Fitch”)

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D DEFAULT. Denotes actual or imminent payment default.

“+” or “-”	may be appended to ‘F-1’ rating to denote relative status within the ‘F1’ rating category.

‘NR’	indicates that Fitch does not rate the issuer or issue in question.

Moody’s Investors Service, Inc. (“Moody’s”)

Prime-1	Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service Limited (“Dominion”)

R-1	Prime Credit Quality

R-2	Adequate Credit Quality

R-3	Speculative

All three Dominion rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)	Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle)	Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)	Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high); R-2 (middle); R-2 (low)	Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); R-3 (middle); R-3 (low)	Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

Moody’s

These ratings represent Moody’s opinion of a bank’s intrinsic safety and soundness.

A	These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B	These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C	These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D	Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E	Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

Corporate and Municipal Bond Ratings

Investment Grade

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor’s capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B	Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1	The rating C1 is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

Long-Term Ratings: Bonds and Preferred Stock

Investment Grade

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Investment Grade

AAA	HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	HIGH CREDIT QUALITY. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D	DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Dominion

Bond and Long-Term Debt Rating Scale

AAA	Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable.

There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA	Bonds rate “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A	Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB	Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB	Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B	Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ CC/C	Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”, Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D	This category indicates Bonds in default of either interest or principal.

(“high,” “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa	Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa	These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba	Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa	Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Short-Term Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated “BBB” or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	Extremely Strong financial security characteristics. “AAA” is the highest Insurer Financial Strength Rating assigned by Standard & Poor’s.

AA	Very Strong financial security characteristics, differing only slightly from those rated higher.

A	Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated “BB” or lower is regarded as having vulnerable characteristics that may outweigh its strengths. “BB” indicates the least degree of vulnerability within the range; “CC” the highest.

BB	Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R	An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	Not Rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (-) Following ratings from “AA” to “CCC” show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating (“IFS rating”) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the ‘AA’ through ‘CCC’ categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of ‘BBB-’ and higher are considered to be “Secure”, and those of ‘BB+’ and lower are considered to be “Vulnerable”.

AAA	EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA	VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A	STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB	GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB	Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B	Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C	Very Weak. Companies rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D	Distressed. These ratings are assigned to companies that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-‘D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

Short-Term Insurer Financial Strength Ratings

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of ‘F1’, ‘F2’ and ‘F3’ are considered to be “Secure”, while those of ‘B’ and below are viewed as “Vulnerable”.

F1	STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3	MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a ‘vulnerable’ rating category.

B	WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D	DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Moody’s ratings for short-term municipal obligations are designated “Moody’s Investment Grade (“MIG”) or “Variable Moody’s Investment Grade” (“VMIG”), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1	Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2	Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3	Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG	Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody’s

aaa	Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Dominion

Preferred Share Rating Scale

Pfd-1	Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2	Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3	Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4	Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5	Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.

“D”	This category indicates preferred shares that are in arrears of paying either dividends or principal.

(“high”, “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the “n” designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the “y” designation.

APPENDIX B—INVESTMENT PRACTICES

The Portfolios invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Portfolios.

Portfolio Name	Portfolio Code
JPMorgan Insurance Trust Core Bond Portfolio	1
JPMorgan Insurance Trust Government Bond Portfolio	2
JPMorgan Insurance Trust Balanced Portfolio	3
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio	4
JPMorgan Insurance Trust Large Cap Growth Portfolio	5
JPMorgan Insurance Trust Diversified Equity Portfolio	6
JPMorgan Insurance Trust Equity Index Portfolio	7
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	8
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio	9
JPMorgan Insurance Trust Large Cap Value Portfolio	10
JPMorgan Insurance Trust International Equity Portfolio	11
JPMorgan Insurance Trust Small Cap Equity Portfolio	12

Instrument	Portfolio Code

Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments	1-3

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets	1, 3, 8, 11, 12

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less	1, 3-12

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Portfolios will sell only covered call and secured put options	1-12

Certificates of Deposit: Negotiable instruments with a stated maturity	1, 3-12

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months	1, 3-12

Common Stock: Shares of ownership of a company	3-12

Convertible Securities: Bonds or preferred stock that can convert to common stock	1, 3-12

Instrument	Portfolio Code

Corporate Debt Securities: Corporate bonds and non-convertible debt securities	1, 3, 5, 10-12

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Portfolio	1, 3

Exchange Traded Portfolios: Ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. Exchange traded funds or ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ 100’s. The Equity Index Portfolio’s investments in Index Shares are limited to SPDRs and other Exchange Traded Portfolios that track the S&P 500	3-12

Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short- to long-term final maturities	1-3

Foreign Securities: Stocks issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks and overseas branches of U.S. banks. The Equity Portfolios also may invest in American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, and American Depositary Securities	1, 3-12

Forward Foreign Exchange Transactions: Contractual agreement to purchase or sell one specified currency for another currency at a specified future date and price. A Fund will enter into forward foreign exchange transactions for hedging purposes only.	11

Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities or an index at a specified time in the future and at a specified price	1-12

Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed	1-3, 12

Investment Company Securities: Shares of other mutual funds, including money market funds of JPMorgan Trust II and shares of other money market mutual funds for which JPMorgan Investment Advisors or its affiliates serve as investment adviser or administrator. The Government Bond Portfolio will only purchase shares of investment companies which invest exclusively in U.S. Treasury and other U.S. agency obligations. JPMorgan Investment Advisors will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law	1-12

Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of the less developed countries (“LDCs”)	1, 3

Instrument	Portfolio Code

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Conduits (“REMICs”)	1-3, 8, 11, 12

Mortgage Dollar Rolls: A transaction in which a Portfolio sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date	1-3, 8, 11, 12

Municipal Bonds: Securities issued by a state or political subdivisions to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds	1, 3, 11, 12

New Financial Products: New options and futures contracts and other financial products continue to be developed and the Portfolios may invest in such options, contracts and products	1-12

Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies	1, 3, 8, 11

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation	1, 3-12

Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest	1, 3-12

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan	1-12

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities	1, 3-12

Reverse Repurchase Agreement: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Portfolio	1-12

Securities Lending: The lending of up to 33 1/3% of the Portfolio’s total assets. In return the Portfolio will receive cash, other securities, and/or letters of credit as collateral	1-12

Instrument	Portfolio Code

Short-Term Portfolio Agreements: Portfolio agreements such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”) issued by banks and highly rated U.S. insurance companies	1, 3

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include IOs and POs issued outside a REMIC or CMO structure	1-3, 12

Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices	1-6, 8-10, 12

Swaps, Caps and Floors: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Portfolio may enter into these transactions to manage its exposure to changing interest rates and other factors	1-

Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds	1, 3-12

Treasury Receipts: TRs, TIGRs and CATS	1, 3-12

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac	1-12

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES	1-12

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Portfolio on demand	1-10, 12

Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price	3, 5-8, 10-12

When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date	1-12

Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities which convert on a specified date to interest bearing debt securities	1-3

Zero-Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value	1-3, 8

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)(1)	Second Amended and Restated Declaration of Trust effective May 1, 2005. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 26, 2005 (Accession Number 0001193125-05-085276).

(a)(2)	Third Amended and Restated Declaration of Trust effective May 1, 2006. Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s registration statement on Form N-1A filed on April 28, 2006 (Accession Number 0001193125-06-092692).

(a)(3)	Fourth Amended and Restated Declaration of Trust effective May 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrnt’s Registration Statement on Form N-1A filed on June 1, 2006 (Accession Number 0001193125-06-122815)

(b)(1)	Bylaws of One Group Investment Trust as revised February 16, 2000 are incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(b)(2)	Amendment effective August 12, 2004 to the Bylaws as revised February 16, 2000. Incorporated by reference to Post-Effective Amendment No.21 to the Registrant’s registration statement on Form N-1A filed on April 26, 2005 (Accession Number 0001193125-05-085276).

(b)(3)	Amendment effective May 18, 2006 to the By-Laws as revised February 16, 2000. Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed on June 1, 2006 (Accession Number 0001193125-06-122815)

(c)	Rights of Shareholders.

THE FOLLOWING PORTIONS OF REGISTRANT’S AMENDED AND RESTATED DECLARATION OF TRUST FILED HEREWITH DEFINE THE RIGHTS OF SHAREHOLDERS:

Section 5.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to, such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he or she shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his or her being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, without par value, of one or more series, pursuant to Section 6.9. The Trustees may divide each series into one or more Classes. The number of shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

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Without limiting the authority of the Trustees set forth in Section 6.9 to establish and designate any further series or Class or to classify or reclassify all or any part of the issued Shares of any series or Class to make them part of an existing or newly created series or Class or to amend rights and preferences of new or existing series or Class, including the following as set forth in the table below, all without Shareholder approval, there are hereby established and designated, subject to the provisions and rights of this Declaration:

Series Name	Classes

JPMorgan Insurance Trust Balanced Portfolio	Class 1

JPMorgan Insurance Trust Core Bond Portfolio	Class 1, Class 2

JPMorgan Insurance Trust Diversified Equity Portfolio	Class 1, Class 2

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio	Class 1, Class 2

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio	Class 1

JPMorgan Insurance Trust Equity Index Portfolio	Class 1

JPMorgan Insurance Trust Government Bond Portfolio	Class 1

JPMorgan Insurance Trust International Equity Portfolio	Class 2

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Class 1, Class 2

JPMorgan Insurance Trust Large Cap Growth Portfolio	Class 1, Class 2

JPMorgan Insurance Trust Large Cap Value Portfolio	Class 2

JPMorgan Insurance Trust Small Cap Equity Portfolio	Class 2

Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than

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the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust, nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in the Declaration specifically set forth. The Shares shall not entitle the holder to preference, pre-emptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of Shares.

Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a Trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 6.4. Issuance or Shares. The Trustees, in their discretion, may, from time to time without vote of Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury to such party or parties and for such amount and type of consideration, including cash or property, at such time or times (including, without limitation, each business day in accordance with the determination of net asset value per Share as set forth in Section 8.3 hereof), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole shares and/or 1/1,000ths of a Share or integral multiples thereof.

Section 6.5. Register of Shares; Share Certificates. A register will be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him or her as herein or in the Bylaws provided, until he or she has given his or her address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the recordholder thereof or by his or her agent thereunto duly authorized in

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writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such election and authorization and of other matters as may reasonably be required. Upon such delivery, the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by notice of the proposed transfer.

Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his or her last known address as recorded on the register of the Trust.

Section 6.8. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.2 hereof or as required by Section 16(a) of the 1940 Act; (ii) with respect to any investment advisory or management contract as provided in Section 4.1; (iii) with respect to termination of the Trust as provided in Section 9.2; (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3.; (v) with respect to any merger, consolidation or sale of assets as provided in Section 9.4; (vi) with respect to incorporation of the Trust to the extent and as provided in Section 9.5.; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the Bylaws, the 1940 Act or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to proportionate fractional vote, except that Shares held in the treasury of the Trust shall not be voted and that the Trustees may, in conjunction with the establishment of any series of Shares, establish conditions under which the several series shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the Bylaws to be taken by Shareholders. The Bylaws may include further provisions for Shareholders’ votes and meetings and related matters.

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Section 6.9. Series or Class Designation. The Trustees, in their discretion, may authorize the division of Shares into series or multiple Classes of the authorized series, and the different series shall be established and designated, and the variations in the relative rights and preferences as between the different series or Classes shall be fixed and determined by the Trustees, provided that all Shares shall be identical, except that there may be variations so fixed and determined between different series or Classes as to investment objective, purchase price, right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several series or Classes shall have separate voting rights. All references to Shares in the Declaration shall be deemed to be shares of any or all series or Class as the context may require.

If the Trustees shall divide the shares of the Trust into two or more series or Classes, the following provisions shall be applicable:

(a) The number of authorized shares and the number of shares of each series or Class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued shares or any shares previously issued and reacquired of any series or Class into one or more series or Class that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series or Class), reissue for such consideration and on such terms as they may determine, or cancel any shares of any series reacquired by the Trust at their discretion from time to time.

(b) The power of the Trustees to invest and reinvest the Trust Property shall be governed by Section 3.2 of this Declaration with respect to the 12 existing series which represents the interests in the assets of the Trust immediately prior to the establishment of any additional series and the power of the Trustees to invest and reinvest assets applicable to any such additional series shall be as set forth in the instrument of the Trustees establishing such series, which is hereinafter described.

(c) All consideration received by the Trust for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all series for all purposes.

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(d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, except that all expenses, costs, charges and reserves attributable solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series or Class shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series and Classes for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the shareholders.

(e) All the Shares of each particular series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series or Class thereof and such rights and preferences as may have been established and designated with respect to any Class within such series), and each Share of any particular series shall be equal to each other Share of that series. With respect to any Class of a series, each such Class shall represent interests in the assets of that series and have the same voting, dividend, liquidation and other rights and terms and conditions as each other Class of that series, except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class.

(f) The power of Trustees to pay dividends and make distributions shall be governed by Section 8.2 of this Declaration with respect to the 12 existing series which represents the interests in the assets of the Trust immediately prior to the establishment of any additional series. With respect to any other series or Class, dividends and distributions on shares of a particular series or Class may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of shares of that series or Class, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series or Class. All dividends and distributions on shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series or Class held by all such holders at the date and time of record established for the payment of such dividends or distributions.

The dividends and distributions of investment income and capital gains with respect to Shares of a Class of a series shall be in such amount as may be declared from time to time by the Trustees, and such dividends and distributions may vary between the Classes to reflect differing allocations of the expenses of the Trust between the Classes to such extent and for such purposes as the Trustees may deem appropriate.

The establishment and designation of any additional series or Class of shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no shares outstanding of any particular series previously established and designated, the Trustees may, by an instrument executed by a majority of their number, abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

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Section 7.1. Redemptions. In case any Shareholder at any time desires to dispose of his or her Shares, he or she may deposit his or her certificate or certificates therefor, duly endorsed in blank or accompanied by an instrument of transfer executed in blank, or if the Shareholder has no certificates, a written request or other such form of request as the Trustees may from time to time authorized, at the office of the Transfer Agent or at the office of any bank or trust company, either in or outside of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent has designated in writing for that purpose, together with an irrevocable offer in writing in a form acceptable to the Trustees to sell the Shares represented thereby to the Trust at the net asset value thereof per Share, determined as provided in Section 8.1 thereof, next after such deposit. Payment for said Shares shall be made to the Shareholder within seven (7) days after the date on which the deposit is made, unless: (i) the date of payment is postponed pursuant to Section 7.2 hereof, or (ii) the receipt, or verification of receipt, of the purchase price for the Shares to be redeemed is delayed, in either of which event payment may be delayed beyond seven (7) days.

Section 7.2. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing; (ii) during which trading on the New York Stock Exchange is restricted; (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his or her request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

Section 7.3. Redemption of Shares; Disclosure of Holding. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person of a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification; and (ii) to refuse to transfer or issue Shares or other securities of the

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Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1.

The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other authority.

Section 7.4. Redemptions of Accounts of Less Than $500. The Trustees shall have the power at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1, if at such time the aggregate net asset value of the Shares in such Shareholder’s account is less than $500. A Shareholder will be notified that the value of his or her account is less than $500 and allowed thirty (30) days to make an additional investment before redemption is processed.

Section 8.1. Net Asset Value. For all purposes under this Declaration of Trust, the net asset value shall be determined by the Trustees as soon as possible after the close of the New York Stock Exchange on each business day upon which such Exchange is open, such net asset value to become effective one hour after such close and remain in effect until the next determination of such net asset value becomes effective; provided, however, that the Trustees may in their discretion make a more frequent determination of the net asset value which shall become effective one hour after the time as of which such net asset value is determined.

Such net asset value shall be determined in the following manner:

(a) All securities listed on any recognized Exchange shall be appraised at the quoted closing sale prices and in the even that there was no sale of any particular security on such day the quoted closing bid price thereof shall be used, or if any such security was not quoted on such day or if the determination of the net asset value is being made as of a time other than the close of the New York Stock Exchange, then the same shall be appraised in such manner as shall be deemed by the Trustees to reflect its fair value.

All other securities and assets of the Trust, including cash, prepaid and accrued items, and dividends receivable, shall be appraised in such manner as shall be deemed by the Trustees to reflect their fair value.

(b) From the total value of the Trust Property as so determined shall be deducted the liabilities of the Trust, including reserves for taxes, and such expenses and liabilities of the Trust as may be determined by the Trustees to be accrued liabilities.

(c) The resulting amount shall represent the net asset value of the Trust Property. The net asset value of a Share of any series or Class shall be the result of the division of the net asset value of

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the underlying assets of that series or Class by the number of shares of that series or Class outstanding. The net asset value of the Trust Property and shares as so determined shall be final and conclusive.

Section 8.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount s they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

Inasmuch as the computation of net income and gains for Federal Income Tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

Section 8.3. Determination of Net Income. The term “net income” with respect to a series or Class of Shares is hereby defined as the gross earnings of the series or Class, excluding gains on sales of securities and stock dividends received, less the expenses of the Trust allocated to the series or Class by the Trustees in such manner as they determine to be fair and equitable or otherwise chargeable to the series or Class. The expenses shall include (1) taxes attributable to the income of the Trust exclusive of gains on sales, and (2) other charges properly deductible for the maintenance and administration of the Trust; but there shall not be deducted from gross or net income any losses on securities, realized or unrealized. The Trustees shall otherwise have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Beneficiaries.

Section 8.4. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VIII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions s they may deem necessary or desirable. Without limiting the generality of the foregoing, the Trustees may establish additional series or Classes of Shares in accordance with Section 6.9.

Section 9.2. Termination of Trust. (a) The Trust, or any series or Class, must be terminated:

(i) by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders, or (ii) by an instrument in

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writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any series or Class of Shares, or (iii) by the Trustees by written notice to the Shareholders.

Upon the termination of the Trust:

(i) The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof.

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

(iv) After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

Section 9.3. Amendment Procedure. (a) This Declaration may be amended by a Majority Shareholder Vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares outstanding and entitled to vote. The Trustees may also amend this Declaration without the vote or consent of Shareholders to designate series or Classes in accordance with Section 6.9 hereof, to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing to do so.

(b) No amendments may be made under this Section 9.3 which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares

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outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

Section 9.4. Merger, Consolidation and Sale of Assets. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including its goodwill, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than two-thirds of such Shares, or by such other vote as may be established by the Trustees with respect to any series of Shares; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of Shares, shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts.

Section 9.5. Incorporation. With the approval of the holders of a majority of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of Shares, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

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ARTICLE X

Reports To Shareholders

The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

THE FOLLOWING PORTIONS OF REGISTRANT’S BYLAWS FILED HEREWITH DEFINE THE RIGHTS OF SHAREHOLDERS:

ARTICLE III

Shareholders

Section 1. Meetings. There is no requirement that the Trustees have annual meetings of the Shareholders. In the event the Trustees determine to have an annual meeting of the Shareholders, it shall be held at such place within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall designate. Special meetings of the Shareholders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Shareholders holding in the aggregate not less than ten percent (10%) of the outstanding Shares having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the Commonwealth of Massachusetts on such day and at such time as the Trustees shall authorize. The holders of a majority of outstanding Shares present in person or by proxy shall constitute a quorum at any meeting of the Shareholders.

Section 2. Notice of Meetings. Notice of all meetings of the Shareholders, stating the time, place and purpose of the meeting, shall be given by the Trustees by mail to each Shareholder at his address as recorded on the register of the Trust, mailed at least ten (10) days and not more than sixty (60) days before the meeting. Only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned without further notice. No notice need by given to any Shareholder who shall have failed to inform the Trust of his current address or if a written waiver of notice, executed before or after the meeting by the Shareholder or his attorney thereunto authorized, is filed with the records of the meeting.

Section 3. Record Date for Meetings. For the purpose of determining the Shareholders who are entitled to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date no more than ninety (90) days

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prior to the date of any meeting of Shareholders or distribution or other action as a record date for the determination of the persons to be treated as Shareholders of record for such purposes, except for dividend payments which shall be governed by the Declaration.

Section 4. Proxies. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the change or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

Section 5. Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation or as required by the 1940 Act.

(d)(1)	Form of Amended and Restated Investment Advisory Agreement dated February 17, 1999 by and between One Group Investment Trust and Banc One Investment Advisors Corporation is incorporated by reference to Post Effective Amendment No. 11 to Registrant’s registration statement on Form N-1A filed on March 26, 1999.

(d)(2)	Amended and Restated Investment Advisory Agreement dated May 1, 2006 by and between JPMorgan Insurance Trust and JPMorgan Investment Advisors Inc. Filed herewith.

(d)(3)	Investment Advisory Agreement dated August 15, 2006 by and between JPMorgan Insurance Trust, on behalf of JPMorgan Insurance Trust International Equity Portfolio, JPMorgan Insurance Trust Large Cap Value Portfolio and JPMorgan Insurance Trust Small Cap Equity Portfolio, and JPMorgan Investment Management Inc. Filed herewith.

(e)(1)	Distribution Agreement between Registrant and JPMorgan Distribution Services effective May 1, 2005. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 26, 2005 (Accession Number 0001193125-05-085276).

(e)(2)	Amended Schedule B to the Distribution Agreement, amended as of May 18, 2006. Filed herewith.

(e)(3)	Amended Schedule C to the Distribution Agreement, amended as of May 18, 2006. Filed herewith.

(e)(4)	Amended Schedule D to the Distribution Agreement, amended as of May 18, 2006. Filed herewith.

(e)(5)	Amended Schedule E to the Distribution Agreement, amended as of May 18, 2006. Filed herewith.

(e)(6)	Amended Schedule F to the Distribution Agreement, amended as of May 18, 2006. Filed herewith.

(f)	Amended and Restated Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust is incorporated by reference to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on February 22, 2002.

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(g)(1)	Global Custody and Fund Accounting Agreement dated February 19, 2005. Filed herewith.

(g)(2)	Amendment to Global Custody and Fund Accounting Agreement, including Schedule A, dated May 1, 2006. Filed herewith.

(g)(3)	Schedule A to the Global Custody and Fund Accounting Agreement (amended as of May 18, 2006). Filed herewith.

(h)(1)(a)	Transfer Agency Agreement dated as of February 19, 2005 between Registrant and Boston Financial Data Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 26, 2005 (Accession Number 0001193125-05-085276).

(h)(1)(b)	Appendix A to the Transfer Agency Agreement (amended as of May 18, 2006). Filed herewith.

(h)(2)(a)	Administration Agreement between the Trust and JPMorgan Funds Management, Inc. Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A filed on March 1, 2006 (Accession Number 0001193125-06-042917).

(h)(2)(b)	Amendment, including amended Schedule A dated May 1, 2006, to the Administration Agreement. Filed herewith.

(h)(2)(c)	Schedule B to the Administration Agreement (amended as of May 18, 2006). Filed herewith.

(h)(3)	Securities Lending Agreement, Amended and Restated as of August 11, 2005, between the Registrant and JPMorgan Chase Bank. Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s registration statement on Form N-1A filed on April 28, 2006 (Accession Number 0001193125-06-092692).

(h)(4)	Participation Agreement effective as of March 31, 1999 among One Group Investment Trust, Nationwide Advisory Services, Inc., Nationwide Investors Services, Inc., Banc One Investment Advisors Corporation, and Hartford Life and Annuity Insurance Company is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(5)	Amendment to Participation Agreement effective as of January 1, 2000 among Hartford Life and Annuity Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(6)	Fund Participation Agreement effective as of August 2, 1999 among American General Annuity Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, Nationwide Advisory Services, Inc., and Nationwide Investors Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

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(h)(7)	Amendment to Fund Participation Agreement effective as of January 1, 2000 among American General Annuity Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(8)	Fund Participation Agreement effective as of August 2, 1999 among PFL Life Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, Nationwide Advisory Services, Inc., and Nationwide Investors Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(9)	Amendment to Fund Participation Agreement effective as of January 1, 2000 among PFL Life Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(10)	Resignation Letter, dated December 28, 1999 of Nationwide Advisory Services, Inc. and Nationwide Investors Services, Inc. is incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-1A filed on February 24, 2000.

(h)(11)	Fund Participation Agreement effective as of February 1, 2000 among American General Life Insurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s registration statement on Form N-1A filed on April 18, 2000.

(h)(12)	Amended and Restated Fund Participation Agreement dated as of September 1, 2002 among Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, One Group Investment Trust and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A filed on April 15, 2003.

(h)(13)	Fund Participation Agreement effective as of April 3, 2003 by and among The Prudential Insurance Company of America, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A filed on April 15, 2003.

(h)(14)	Servicing Agreement dated as of September 1, 2002 by and between One Group Investment Trust and Nationwide Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A filed on April 15, 2003.

(h)(15)	Servicing Agreement dated as of September 1, 2002 by and between One Group Investment Trust and Nationwide Life and Annuity Insurance Company is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A filed on April 15, 2003.

(h)(16)	Servicing Agreement dated as of November 1, 2002 by and between One Group Investment Trust and Nationwide Life and Annuity Insurance Company is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A filed on April 15, 2003.

(h)(17)	Amended and Restated Servicing Agreement dated as of November 1, 2002 by and between One Group Investment Trust and Nationwide Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A filed on April 15, 2003.

(h)(18)	Fund Participation Agreement effective as of February 2, 2004, by and among Federal Kemper Life Assurance Company, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s registration statement as filed on April 26, 2005 (Accession Number 0001193125-05-085276).

(h)(19)	Fund Participation Agreement effective as of August 20, 2004 by and among Zurich Life Insurance Company of New York, One Group Investment Trust, Banc One Investment Advisors Corporation, and One Group Administrative Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s registration statement as filed on April 26, 2005 (Accession Number 0001193125-05-085276).

(h)(20)	Amended and Restated Participation Agreement effective as of June 10, 2004 by and among One Group Investment Trust, One Group Administrative Services, Inc., Banc One Investment Advisors Corporation and Hartford Life Insurance Company. Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s registration statement as filed on April 26, 2005 (Accession Number 0001193125-05-085276).

(h)(21)	Fund Participation Agreement effective June 10, 2004 by and among Pacific Life Insurance Company, One Group Investment Trust, Banc One Investment Advisors Incorporation and One Group Administrative Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s registration statement as filed on April 26, 2005 (Accession Number 0001193125-05-085276).

(h)(22)	Fee Waiver Agreement for JPMorgan Investment Trust. Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A filed on March 1, 2006 (Accession Number 0001193125-06-042917).

(h)(23)	Fee Waiver Agreement for JPMorgan Insurance Trust dated August 2006. Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement as filed on June 1, 2006 (Accession Number 0001193125-06-122815).

(i)	Opinion of Ropes & Gray LLP. Filed herewith.

(j)(1)	Consent of Ropes & Gray LLP. Filed herewith.

(j)(2)	N/A

(l)	None

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(m)(1)	Distribution Plan for JPMorgan Insurance Trust. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 1, 2006 (Accession Number 0001193125-06-122815).

(m)(2)	Form of Distribution Fee Agreement. Filed herewith.

(n)	Rule 18f-3 Multi-Class Plan, adopted as of May 18, 2006, for the JPMorgan Insurance Trust. Incorporated herein reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 1, 2006 (Accession Number 0001193125-06-122815).

(p)(1)	Code of Ethics for One Group Investment Trust and other related funds. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 26, 2005 (Accession Number 0001193125-05-085276).

(p)(2)	Code of Ethics for JPMorgan Investment Advisors Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 26, 2005 (Accession Number 0001193125-05-085276).

(p)(3)	Code of Ethics for JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 26, 2005 (Accession Number 0001193125-05-085276).

Copies of powers of attorney of Registrant’s trustees and officers whose names are signed to this Registration Statement pursuant to said powers of attorneys are filed herewith.

Item 24.	Persons Controlled By Or Under Common Control with Registrant

As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the Registrant.

Item 25.	Indemnification

Limitation of Liability and Indemnification provisions for Trustees, Shareholders, officers, employees and agents of Registrant are set forth in Article V, Sections 5.1 through 5.3 of the Amended and Restated Declaration of Trust.

Section 5.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to, such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he or she shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his or her being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

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Section 5.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

SECTION 5.3. Mandatory Indemnification

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i) Every person who is, or has been a Trustee or officer of the Trust shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claims, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof.

(ii) The words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitations, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he or she engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(ii) with respect to any matter as to which he or she shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust;

(iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraphs (b)(i) or (b)(ii) resulting in payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he or she did not engage in such conduct:

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(A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(B) by written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of any undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 5.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 5.3, a “Disinterested Trustee” is one (i) who is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth in this Section 5.3, in the discretion of the Board.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant’s Bylaws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 26.	Business and Other Connections of Investment Advisor

JPMorgan Investment Advisors Inc. (“JPMorgan Investment Advisors”) performs investment advisory services for all of the Portfolios of One Group Investment Trust. JPMorgan Investment Advisors is an indirect, wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company incorporated in the state of Delaware.

To the knowledge of Registrant, none of the directors or officers of JPMorgan Investment Advisors, except as set forth herein, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors of JPMorgan Investment Advisors who are engaged in any other business, profession, vocation or employment of a substantial nature.

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JPMorgan Investment Advisors Inc.

Position with JPMorgan Investment Advisors	Other Substantial Occupation	Type of Business
Evelyn V. Guernsey, Chairperson, President & CEO	President and Managing Director J. P. Morgan Investment Management Inc. 522 Fifth Avenue, New York, NY 10036	Investment

John C. Noel, Treasurer and CFO	None	Investment

Gary Madich, Director and Senior Managing Director	None	Investment

William T. Norris, Director	Managing Director Portfolio Management Group JPMorgan Investment Advisors 120 South La Salle Street Chicago, IL 60603	Investment

James A Sexton, Director and Senior Managing Director	None	Investment

Richard P. Butler II, Director and Senior Managing Director	None	Investment

Verlin L. Horn, Senior Managing Director	None	Investment

Item 27.	Principal Underwriters

(a) JPMorgan Distribution Services, Inc. will act as distributor for the shares of the Registrant effective May 1, 2005.

(b) The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

Name	Positions and Offices With JPMorgan Distribution Services, Inc.	Positions With Registrant
George C.W. Gatch	Director	President

Michael R. Machulski	Director, Vice President and Treasurer	None

Robert L. Young	Director, Vice President	Senior Vice President

David J. Thorp, Jr.	Vice President	None

James C. Berry	Vice President & Secretary	None

Nancy E. Fields	Vice President	Assistant Secretary

Jessica K. Ditullio	Assistant Secretary	Assistant Secretary

Anthony J. Horan	Assistant Secretary	None

Euisun L. Lee	Assistant Secretary	None

Frank J. Drozek	Assistant Treasurer	None

Christopher J. Mohr	Assistant Treasurer	None

Item 28.	Location of Accounts and Records

(1)	JPMorgan Investment Advisors Inc., 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 (records relating to its functions as Investment Adviser).

(2)	JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 19, 2005), 1111 Polaris Parkway, Columbus, Ohio 43271 (records relating to its functions as Distributor for all Portfolios).

(3)	JPMorgan Funds Management, Inc. (named One Group Administrative Services, Inc. through February 19, 2005), 1111 Polaris Parkway, Columbus, Ohio 43271-1235 (records relating to its functions as Administrator for all Portfolios).

(4)	Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171 (records relating to its functions as transfer agent to the Portfolios).

(5)	JPMorgan Chase Bank, N.A. Three Chase Metro Tech Center, Brooklyn, New York 11245 (records relating to its functions as custodian).

(6)	Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005 (Minute Books).

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Item 29.	Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.	Undertakings

None

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Columbus, Ohio on the 15th day of August 2006.

JPMorgan Insurance Trust (Registrant)

GEORGE C.W. GATCH*
George C.W. Gatch*
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of JPMorgan Insurance Trust has been signed below by the following persons in the capacities indicated on the 15th day of August 2006.

WILLIAM J. ARMSTRONG*	WILLIAM G. MORTON, JR.*
William J. Armstrong	William G. Morton, Jr.
Trustee	Trustee

ROLAND R. EPPLEY, JR.*	ROBERT A. ODEN, JR.*
Roland R. Eppley, Jr.	Robert A. Oden, Jr.
Trustee	Trustee

JOHN F. FINN*	FERGUS REID, III*
John F. Finn	Fergus Reid, III
Trustee	Trustee and Chairman

DR. MATTHEW GOLDSTEIN*	FREDERICK W. RUEBECK*
Dr. Matthew Goldstein	Frederick W. Ruebeck
Trustee	Trustee

ROBERT J. HIGGINS*	JAMES J. SCHONBACHLER*
Robert J. Higgins	James J. Schonbachler
Trustee	Trustee

PETER C. MARSHALL*	LEONARD M. SPALDING, JR.*
Peter C. Marshall	Leonard M. Spalding, Jr.
Trustee	Trustee

MARILYN MCCOY*
Marilyn McCoy
Trustee

Principal Accounting and Financial Officer		Principal Executive Officer

By	SUZANNE E. CIOFFI*	By	GEORGE C.W. GATCH*
	Suzanne E. Cioffi		George C.W. Gatch*
	Treasurer		President

*By	/s/ ELIZABETH A. DAVIN
Elizabeth A. Davin
Attorney-in-Fact

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JPMorgan Trust I	JPMorgan Investment Trust
JPMorgan Trust II	Undiscovered Managers Funds
J.P. Morgan Fleming Mutual Fund Group, Inc.	UM Investment Trust
J.P. Morgan Mutual Fund Group	UM Investment Trust II
J.P. Morgan Mutual Fund Investment Trust

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Robert L. Young, Patricia A. Maleski, Stephanie J. Dorsey, Jessica K. Ditullio, Stephen M. Benham, Nancy E. Fields, Elizabeth A. Davin, John T. Fitzgerald, Michael C. Raczynski, Alaina V. Metz, Christopher D. Walsh, Stephen M. Ungerman, Suzanne E. Cioffi and Thomas J. Smith, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to the above named Trusts, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trusts, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ George C.W. Gatch
George C.W. Gatch	Dated: February 14, 2006.

JP MORGAN TRUST I

JP MORGAN TRUST II

J.P. MORGAN SERIES TRUST II

J.P. MORGAN FLEMING SERIES TRUST

J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

J.P. MORGAN MUTUAL FUND GROUP

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.

UNDISCOVERED MANAGERS FUNDS

UM INVESTMENT TRUST

UM INVESTMENT TRUST II

ONE GROUP INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints Robert L. Young, Patricia A. Maleski, Stephanie J. Dorsey, Jessica K. Ditullio, Avery P. Maher, Stephen M. Benham, Nancy E. Fields, Elizabeth A. Davin, Alaina V. Metz, Christopher D. Walsh, Stephen M. Ungerman, Thomas J. Smith and Janet E. Squitieri, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to the above named Trusts, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as an officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Suzanne E. Cioffi
Suzanne E. Cioffi

JPMorgan Trust I	JPMorgan Investment Trust
JPMorgan Trust II	Undiscovered Managers Funds
J.P. Morgan Fleming Mutual Fund Group, Inc.	UM Investment Trust
J.P. Morgan Mutual Fund Group	UM Investment Trust II
J.P. Morgan Mutual Fund Investment Trust

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints George C.W. Gatch, Robert L. Young, Patricia A. Maleski, Stephanie J. Dorsey, Jessica K. Ditullio, Stephen M. Benham, Nancy E. Fields, Elizabeth A. Davin, John T. Fitzgerald, Michael C. Raczynski, Alaina V. Metz, Christopher D. Walsh, Stephen M. Ungerman, Suzanne E. Cioffi and Thomas J. Smith, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to the above named Trusts, and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trusts, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ William J. Armstrong	/s/ William G. Morton, Jr.
William J. Armstrong	William G. Morton, Jr.

/s/ Roland R. Eppley, Jr.	/s/ Robert A. Oden, Jr.
Roland R. Eppley, Jr.	Robert A. Oden, Jr.

/s/ John F. Finn	/s/ Fergus Reid, III
John F. Finn	Fergus Reid, III

/s/ Matthew Goldstein	/s/ Frederick W. Ruebeck
Matthew Goldstein	Frederick W. Ruebeck

/s/ Robert J. Higgins	/s/ James J. Schonbachler
Robert J. Higgins	James J. Schonbachler

/s/ Peter C. Marshall	/s/ Leonard M. Spalding, Jr.
Peter C. Marshall	Leonard M. Spalding, Jr.

/s/ Marilyn McCoy
Marilyn McCoy	Dated: February 14, 2006.

Index to Exhibits

Exhibit No.	Description of Exhibits

(d)(2)	Amended and Restated Investment Advisory Agreement dated May 1, 2006 by and between JPMorgan Insurance Trust and JPMorgan Investment Advisors Inc.

(d)(3)	Investment Advisory Agreement dated August 15, 2006 by and between JPMorgan Insurance Trust, on behalf of JPMorgan Insurance Trust International Equity Portfolio, JPMorgan Insurance Trust Large Cap Value Portfolio and JPMorgan Insurance Trust Small Cap Equity Portfolio, and J.P. Morgan Investment Management Inc.

(e)(2)	Amended Schedule B to the Distribution Agreement, amended as of May 18, 2006.

(e)(3)	Amended Schedule C to the Distribution Agreement, amended as of May 18, 2006.

(e)(4)	Amended Schedule D to the Distribution Agreement, amended as of May 18, 2006.

(e)(5)	Amended Schedule E to the Distribution Agreement, amended as of May 18, 2006.

(e)(6)	Amended Schedule F to the Distribution Agreement, amended as of May 18, 2006.

(g)(1)	Global Custody and Fund Accounting Agreement dated February 19, 2005.

(g)(2)	Amendment to Global Custody and Fund Accounting Agreement, including Schedule A, dated May 1, 2006.

(g)(3)	Schedule A to the Global Custody and Fund Accounting Agreement (amended as of May 18, 2006).

(h)(l)(b)	Appendix A to the Transfer Agency Agreement (amended as of May 18, 2006).

(h)(2)(b)	Amendment, including amended Schedule A, dated May 1, 2006, to the Administration Agreement.

(h)(2)(c)	Schedule B to the Administration Agreement (amended as of May 18, 2006).

(i)	Opinion of Ropes & Gray LLP.

(j)(1)	Consent of Ropes & Gray LLP.

(m)(2)	Form of Distribution Fee Agreement.